UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22733

John Hancock Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.
John Hancock

Multifactor Consumer Discretionary ETF
JHMC

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Consumer Discretionary ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
21	Notes to financial statements
25	Auditor's report
26	Tax information
27	Trustees and Officers
31	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Consumer Discretionary Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Consumer Discretionary Index is designed to comprise securities in the consumer discretionary sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The consumer discretionary sector is composed of companies in areas such as restaurants, media, consumer retail, leisure equipment and products, hotels, apparel, automobiles, and consumer durable goods. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Consumer Discretionary Index comprises securities within the consumer discretionary sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.27
Net (%)	0.50

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities had positive performance for the one-year period, outperforming both developed ex-U.S. markets and emerging markets.

Consumer discretionary shares were up, but they trailed the market

The fund generated a positive return for the period, but trailed its benchmark, the Russell 1000 Consumer Discretionary Index

The fund's emphasis on mid-cap stocks detracted

Overweight allocations to mid-cap stocks detracted from the fund's returns relative to its benchmark.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       4

"The fund's greater emphasis on mid-cap stocks detracted from relative performance, as mid caps underperformed large caps."

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Consumer Discretionary Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

Amazon.com, Inc.	6.4
Comcast Corp., Class A	4.6
The Home Depot, Inc.	3.8
The Walt Disney Company	3.4
Starbucks Corp.	2.0
McDonald's Corp.	1.9
Lowe's Companies, Inc.	1.9
Delphi Automotive PLC	1.5
Charter Communications, Inc., Class A	1.5
Ford Motor Company	1.5
TOTAL	28.5
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       5

"Compared with the Russell 1000 Consumer Discretionary Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability."

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index was up 18.58%, as compared to a 10.92% return for the MSCI World ex-USA Investable Market Index and a 18.42% return for the MSCI Emerging Markets Investable Market Index.

How did the fund perform for the period?

The fund widely underperformed the Russell 1000 Consumer Discretionary Index, a cap-weighted benchmark we use as a proxy for the consumer discretionary sector of the U.S. stock market.

Relative to most commercial measures of the consumer discretionary sector, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

The fund's greater emphasis on mid-cap stocks detracted from relative performance, as mid caps underperformed large caps. Conversely, the fund's greater emphasis on low relative price (value) stocks contributed positively to relative performance, as value stocks outperformed growth within the consumer discretionary sector.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       6

Detractors included Amazon.com, Inc., Netflix, Inc., and The Priceline Group, Inc. Contributors included NIKE, Inc., Best Buy Company, Inc., and Twenty-First Century Fox, Inc.

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Consumer Discretionary Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Consumer Discretionary Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability. The fund held approximately 140 names, and in absolute terms, the fund's largest industry exposures were to media and specialty retail.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Discretionary ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.27
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $11,866.

The John Hancock Dimensional Consumer Discretionary Index is designed to comprise securities in the consumer discretionary sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The consumer discretionary sector is composed of companies in areas such as restaurants, media, consumer retail, leisure equipment and products, hotels, apparel, automobiles, and consumer durable goods. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Consumer Discretionary Index comprises securities within the consumer discretionary sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	67	26.69%	181	72.11%
25 - < 50	0	0.00%	3	1.20%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	67	26.69%	184	73.31%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,131.70	$2.64	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 99.9%		$30,824,953
(Cost $28,200,508)
Consumer discretionary 99.9%		30,824,953
Auto components 4.9%
Adient PLC	1,237	90,994
Autoliv, Inc.	1,843	184,650
BorgWarner, Inc.	3,973	167,978
Delphi Automotive PLC	5,922	476,129
Gentex Corp.	5,273	108,887
Lear Corp.	1,807	257,787
The Goodyear Tire & Rubber Company	6,623	239,951
Automobiles 4.4%
Ford Motor Company	39,786	456,345
General Motors Company	10,805	374,285
Harley-Davidson, Inc.	4,083	231,955
Tesla, Inc. (I)	739	232,098
Thor Industries, Inc.	816	78,483
Distributors 1.7%
Genuine Parts Company	2,747	252,779
LKQ Corp. (I)	5,062	158,137
Pool Corp.	829	99,165
Diversified consumer services 1.3%
Bright Horizons Family Solutions, Inc. (I)	740	56,329
H&R Block, Inc.	4,019	99,631
Service Corp. International	4,573	147,342
ServiceMaster Global Holdings, Inc. (I)	2,912	110,947
Hotels, restaurants and leisure 16.2%
Aramark	5,831	212,948
Carnival Corp.	3,981	245,906
Chipotle Mexican Grill, Inc. (I)	416	197,380
Cracker Barrel Old Country Store, Inc.	522	83,619
Darden Restaurants, Inc.	2,381	202,837
Domino's Pizza, Inc.	721	130,782
Dunkin' Brands Group, Inc.	1,860	103,900
Hilton Worldwide Holdings, Inc.	3,564	210,169
Hyatt Hotels Corp., Class A (I)	554	30,747
International Game Technology PLC	2,077	46,109
Las Vegas Sands Corp.	3,829	225,873
Marriott International, Inc., Class A	2,390	225,664
McDonald's Corp.	4,172	583,788
MGM Resorts International	10,344	317,664
Norwegian Cruise Line Holdings, Ltd. (I)	3,214	173,331

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       12

	Shares	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Panera Bread Company, Class A (I)	523	$163,532
Royal Caribbean Cruises, Ltd.	3,067	326,942
Six Flags Entertainment Corp.	1,465	91,724
Starbucks Corp.	10,051	603,663
The Wendy's Company	2,806	41,360
Vail Resorts, Inc.	698	137,967
Wyndham Worldwide Corp.	2,501	238,370
Wynn Resorts, Ltd.	1,117	137,402
Yum! Brands, Inc.	4,216	277,202
Household durables 6.1%
CalAtlantic Group, Inc.	929	33,648
D.R. Horton, Inc.	6,364	209,312
Leggett & Platt, Inc.	2,615	137,392
Lennar Corp., A Shares	3,473	175,387
Lennar Corp., B Shares	176	7,499
Mohawk Industries, Inc. (I)	1,104	259,208
Newell Brands, Inc.	7,610	363,301
NVR, Inc. (I)	80	168,900
PulteGroup, Inc.	5,600	126,952
Toll Brothers, Inc.	2,753	99,080
Whirlpool Corp.	1,630	302,658
Internet and direct marketing retail 10.2%
Amazon.com, Inc. (I)	2,118	1,959,129
Expedia, Inc.	1,831	244,841
Liberty Interactive Corp., QVC Group, Series A (I)	7,894	167,195
Netflix, Inc. (I)	1,625	247,325
The Priceline Group, Inc. (I)	242	446,930
TripAdvisor, Inc. (I)	1,740	78,317
Leisure products 1.8%
Brunswick Corp.	1,638	92,957
Hasbro, Inc.	2,279	225,872
Mattel, Inc.	5,452	122,234
Polaris Industries, Inc.	1,256	107,087
Media 22.7%
AMC Entertainment Holdings, Inc., Class A	649	19,665
AMC Networks, Inc., Class A (I)	974	58,128
Cable One, Inc.	77	52,503
CBS Corp., Class B	4,902	326,277
Charter Communications, Inc., Class A (I)	1,331	459,408
Cinemark Holdings, Inc.	2,350	101,520
Comcast Corp., Class A	36,501	1,430,480
Discovery Communications, Inc., Series A (I)	3,977	114,458

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       13

	Shares	Value
Consumer discretionary (continued)
Media (continued)
Discovery Communications, Inc., Series C (I)	3,199	$89,508
DISH Network Corp., Class A (I)	2,782	179,272
Liberty Global PLC, Series A (I)	3,333	118,055
Liberty Global PLC, Series C (I)	6,395	221,331
Liberty Media Corp.-Liberty Formula One, Series A (I)	359	12,174
Liberty Media Corp.-Liberty Formula One, Series C (I)	2,415	84,573
Liberty Media Corp.-Liberty SiriusXM, Series A (I)	3,030	115,443
Lions Gate Entertainment Corp., Class A	773	20,229
Lions Gate Entertainment Corp., Class B (I)	1,546	36,872
Live Nation Entertainment, Inc. (I)	2,250	72,360
News Corp., Class A	6,890	87,641
News Corp., Class B	2,155	28,015
Omnicom Group, Inc.	5,452	447,718
Regal Entertainment Group, Class A	1,229	27,124
Scripps Networks Interactive, Inc., Class A	1,903	142,192
Sinclair Broadcast Group, Inc., Class A	1,178	46,472
Sirius XM Holdings, Inc.	25,414	125,799
TEGNA, Inc.	5,464	139,223
The Interpublic Group of Companies, Inc.	7,970	187,853
The Madison Square Garden Company, Class A (I)	392	79,094
The Walt Disney Company	9,068	1,048,261
Time Warner, Inc.	4,373	434,108
Twenty-First Century Fox, Inc., Class A	7,196	219,766
Twenty-First Century Fox, Inc., Class B	3,070	91,670
Viacom, Inc., Class A	117	5,218
Viacom, Inc., Class B	8,613	366,569
Multiline retail 5.9%
Dollar General Corp.	6,057	440,404
Dollar Tree, Inc. (I)	4,940	408,884
Kohl's Corp.	4,538	177,118
Macy's, Inc.	8,454	247,026
Nordstrom, Inc.	3,219	155,381
Target Corp.	7,113	397,261
Specialty retail 19.2%
Advance Auto Parts, Inc.	1,381	196,295
AutoNation, Inc. (I)	1,663	69,846
AutoZone, Inc. (I)	400	276,876
Bed Bath & Beyond, Inc.	3,953	153,179
Best Buy Company, Inc.	6,669	345,521
Burlington Stores, Inc. (I)	1,237	122,364
CarMax, Inc. (I)	3,640	212,940
Dick's Sporting Goods, Inc.	1,948	98,471

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       14

			Shares	Value
Consumer discretionary (continued)
Specialty retail (continued)
	Foot Locker, Inc.		2,936	$227,070
	L Brands, Inc.		3,216	169,837
	Lowe's Companies, Inc.		6,758	573,619
	O'Reilly Automotive, Inc. (I)		1,723	427,562
	Penske Automotive Group, Inc.		769	36,689
	Ross Stores, Inc.		4,677	304,005
	Signet Jewelers, Ltd.		1,098	72,292
	Staples, Inc.		11,465	112,013
	The Gap, Inc.		5,529	144,860
	The Home Depot, Inc.		7,537	1,176,526
	The Michaels Companies, Inc. (I)		1,392	32,517
	The TJX Companies, Inc.		4,740	372,754
	Tiffany & Company		2,154	197,414
	Tractor Supply Company		2,863	177,248
	Ulta Salon Cosmetics & Fragrance, Inc. (I)		1,107	311,554
	Williams-Sonoma, Inc.		2,009	108,586
Textiles, apparel and luxury goods 5.5%
	Carter's, Inc.		1,046	96,274
	Coach, Inc.		5,015	197,541
	Columbia Sportswear Company		520	29,442
	Hanesbrands, Inc.		7,248	158,079
	lululemon athletica, Inc. (I)		1,631	84,812
	Michael Kors Holdings, Ltd. (I)		3,673	137,113
	NIKE, Inc., Class B		8,227	455,858
	PVH Corp.		1,418	143,261
	Ralph Lauren Corp.		1,260	101,707
	Skechers U.S.A., Inc., Class A (I)		1,593	40,223
	Under Armour, Inc., Class A (I)		2,067	44,420
	Under Armour, Inc., Class C (I)		2,082	40,412
	VF Corp.		2,796	152,745
	Yield (%)		Shares	Value
Short-term investments 0.1%				$36,732
(Cost $36,732)
Money market funds 0.1%				36,732
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	36,732	36,732
Total investments (Cost $28,237,240)† 100.0%				$30,861,685
Other assets and liabilities, net 0.0%				($12,436)
Total net assets 100.0%				$30,849,249

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       15

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $28,244,626. Net unrealized appreciation aggregated to $2,617,059, of which $3,741,867 related to appreciated investment securities and $1,124,808 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $28,237,240)	$30,861,685
Dividends and interest receivable	14,364
Receivable due from advisor	3,870
Other receivables and prepaid expenses	3,240
Total assets	30,883,159
Liabilities
Payable to affiliates
Accounting and legal services fees	1,558
Other liabilities and accrued expenses	32,352
Total liabilities	33,910
Net assets	$30,849,249
Net assets consist of
Paid-in capital	$28,625,923
Undistributed net investment income	82,359
Accumulated net realized gain (loss) on investments	(483,478)
Net unrealized appreciation (depreciation) on investments	2,624,445
Net assets	$30,849,249

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$30,849,249
Shares outstanding	1,100,000
Net asset value per share	$28.04

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       17

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$574,828
Interest	156
Total investment income	574,984
Expenses
Investment management fees	106,355
Accounting and legal services fees	5,283
Transfer agent fees	14,433
Trustees' fees	442
Printing and postage	11,401
Professional fees	55,598
Custodian fees	38,218
Stock exchange listing fees	19,089
Other	2,083
Total expenses	252,902
Less expense reductions	(134,650)
Net expenses	118,252
Net investment income	456,732
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(476,063)
Redemptions in-kind	330,184
(145,879)
Change in net unrealized appreciation (depreciation) of
Investments	2,516,491
2,516,491
Net realized and unrealized gain	2,370,612
Increase in net assets from operations	$2,827,344

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$456,732	$101,128
Net realized gain (loss)	(145,879)	23,821
Change in net unrealized appreciation (depreciation)	2,516,491	107,954
Increase in net assets resulting from operations	2,827,344	232,903
Distributions to shareholders
From net investment income	(432,608)	(43,303)
From fund share transactions
Shares issued	14,489,796	16,347,186
Shares repurchased	(1,374,195)	(1,197,874)
Total from fund share transactions	13,115,601	15,149,312
Total increase	15,510,337	15,338,912
Net assets
Beginning of period	15,338,912	—
End of period	$30,849,249	$15,338,912
Undistributed net investment income	$82,359	$58,235
Share activity
Shares outstanding
Beginning of period	600,000	—
Shares issued	550,000	650,000
Shares repurchased	(50,000)	(50,000)
End of period	1,100,000	600,000

1	Period from 9-28-15 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       19

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$25.56	$24.21
Net investment income[2]	0.51	0.18
Net realized and unrealized gain on investments	2.45	1.24
Total from investment operations	2.96	1.42
Less distributions
From net investment income	(0.48)	(0.07)
Net asset value, end of period	$28.04	$25.56
Total return (%)[3]	11.78	5.87	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$31	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.27	[5]
Expenses including reductions	0.50	0.50	[5]
Net investment income	1.93	1.22	[5]
Portfolio turnover (%)[6]	16	5

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       20

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Consumer Discretionary ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Consumer Discretionary Index. The John Hancock Dimensional Consumer Discretionary Index is a rules-based index of U.S. consumer discretionary stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       21

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended April 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended April 30, 2017 were $2,831.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $357,559 and a long-term capital loss carryforward of $118,533 available to offset future net realized capital gains. These carryforwards do not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended April 30, 2017 and the period ended April 30, 2016 was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$432,608	$43,303

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $82,359 of undistributed ordinary income.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       22

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $134,650.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       23

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 80% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $3,783,946 and $3,824,605, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $14,489,796 and $1,295,568, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       24

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Consumer Discretionary ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Consumer Discretionary ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 28, 2015 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       25

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-Div in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       26

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       27

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       28

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       29

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       30

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMC

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF       31

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Consumer Discretionary ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0620	830A 4/17 6/17

John Hancock

Multifactor Financials ETF
JHMF

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Financials ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
21	Notes to financial statements
25	Auditor's report
26	Tax information
27	Trustees and Officers
31	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Financials Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Financials Index is designed to comprise securities in the financials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The financials sector is composed of companies in areas such as banking, savings and loans, insurance, consumer finance, investment brokerage, asset management, or other diverse financial services. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Financial Services Index comprises securities classified in the financial services sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.19
Net (%)	0.50

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities had positive performance for the one-year period, outperforming both developed ex-U.S. markets and emerging markets.

The financials sector was up and significantly ahead of the broad market

With an exclusive focus on financials, the fund generated a positive return for the period and led its benchmark, the Russell 1000 Financial Services Index.

The fund's value emphasis contributed

The fund's greater emphasis on low relative price stocks contributed positively to relative performance, as value stocks outperformed growth within the financials sector.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       4

"The fund's greater emphasis on low relative price (value) stocks contributed positively to performance, as value stocks outperformed growth within the financials sector for the year."
relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Financials Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

Can you briefly describe the market environment over the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the one-year period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index was up 18.58%, as compared with a 10.92% return for the MSCI World ex-USA Investable Market Index and a 18.42% return for the MSCI Emerging Markets Investable Markets Index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

JPMorgan Chase & Co.	4.0
Bank of America Corp.	3.9
Berkshire Hathaway, Inc., Class B	3.8
Wells Fargo & Company	3.7
Citigroup, Inc.	3.3
Visa, Inc., Class A	3.0
Mastercard, Inc., Class A	2.0
Capital One Financial Corp.	1.7
U.S. Bancorp	1.6
Prudential Financial, Inc.	1.6
TOTAL	28.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       5

"Compared with the Russell 1000 Financial Services Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability."

How did the fund perform for the period?

The fund widely outperformed the Russell 1000 Financial Services Index, a cap-weighted benchmark we use as a proxy for the financials sector of the U.S. stock market.

Relative to most commercial measures of the financials sector, our approach typically results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

The fund's greater emphasis on low relative price (value) stocks contributed positively to performance, as value stocks outperformed growth within the financials sector for the year. The fund generally excludes real estate investment trusts (REITs). This exclusion had a positive impact on the fund's relative performance, as REITs underperformed the overall benchmark. For example, not holding certain REITs added to performance, as many REITs were under pressure. Additionally, holding a lower exposure to Berkshire Hathaway, Inc. helped as that stock fell as well.

To a lesser extent, the fund's greater emphasis on mid-cap stocks than the benchmark detracted from relative performance, as mid caps underperformed large caps for the year. Detractors also included money center banks JPMorgan Chase & Co. and Bank of America Corp. and investment firm T. Rowe Price Group, Inc.

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       6

Dimensional Financials Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Financial Services Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability. The fund held approximately 150 names, and in absolute terms, the fund's largest industry exposures were to commercial banks, insurance companies, and capital markets.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Financials ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.19
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $13,124.

The John Hancock Dimensional Financials Index is designed to comprise securities in the financials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The financials sector is composed of companies in areas such as banking, savings and loans, insurance, consumer finance, investment brokerage, asset management, or other diverse financial services. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Financial Services Index comprises securities classified in the financial services sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	87	34.66%	164	65.34%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	87	34.66%	164	65.34%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,193.00	$2.72	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 99.9%		$42,456,628
(Cost $37,523,140)
Consumer discretionary 0.7%		291,404
Internet and direct marketing retail 0.2%
Liberty Ventures, Series A (I)	1,481	79,752
Media 0.5%
Liberty Broadband Corp., Series A (I)	388	34,893
Liberty Broadband Corp., Series C (I)	1,939	176,759
Consumer staples 0.1%		38,919
Household products 0.1%
HRG Group, Inc. (I)	1,945	38,919
Financials 91.2%		38,761,081
Banks 34.3%
Associated Banc-Corp.	1,856	46,214
Bank of America Corp.	70,992	1,656,953
Bank of Hawaii Corp.	585	47,666
Bank of the Ozarks, Inc.	2,032	96,459
BankUnited, Inc.	2,052	72,415
BB&T Corp.	9,748	420,919
BOK Financial Corp.	615	51,838
Chemical Financial Corp.	754	35,777
CIT Group, Inc.	4,988	230,994
Citigroup, Inc.	23,991	1,418,348
Citizens Financial Group, Inc.	12,728	467,245
Comerica, Inc.	3,761	265,903
Commerce Bancshares, Inc.	2,594	142,540
Cullen/Frost Bankers, Inc.	1,356	127,993
East West Bancorp, Inc.	3,439	186,635
Fifth Third Bancorp	23,150	565,555
First Citizens BancShares, Inc., Class A	102	35,502
First Hawaiian, Inc.	634	18,874
First Horizon National Corp.	4,769	87,511
First Republic Bank	2,970	274,606
Hancock Holding Company	900	42,030
Home BancShares, Inc.	2,066	52,580
Huntington Bancshares, Inc.	23,008	295,883
IBERIABANK Corp.	544	43,166
Investors Bancorp, Inc.	5,855	81,092
JPMorgan Chase & Co.	19,334	1,682,058
KeyCorp	21,769	397,067
M&T Bank Corp.	2,820	438,256

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       12

	Shares	Value
Financials (continued)
Banks (continued)
MB Financial, Inc.	867	$36,856
PacWest Bancorp	2,377	117,400
People's United Financial, Inc.	7,745	135,305
Popular, Inc.	1,761	73,804
Prosperity Bancshares, Inc.	1,760	118,272
Regions Financial Corp.	32,573	447,879
Signature Bank (I)	1,218	168,632
SunTrust Banks, Inc.	7,778	441,868
SVB Financial Group (I)	1,150	202,331
Synovus Financial Corp.	2,458	102,744
Texas Capital Bancshares, Inc. (I)	547	41,627
The PNC Financial Services Group, Inc.	4,320	517,320
U.S. Bancorp	13,371	685,665
UMB Financial Corp.	503	36,462
Umpqua Holdings Corp.	4,701	83,067
United Bankshares, Inc.	847	33,795
Webster Financial Corp.	2,163	109,902
Wells Fargo & Company	29,014	1,562,114
Western Alliance Bancorp (I)	2,647	126,791
Wintrust Financial Corp.	776	54,987
Zions Bancorporation	4,865	194,746
Capital markets 19.7%
Affiliated Managers Group, Inc.	1,125	186,289
Ameriprise Financial, Inc.	3,891	497,464
BlackRock, Inc.	758	291,504
CBOE Holdings, Inc.	1,838	151,470
CME Group, Inc.	2,755	320,103
E*TRADE Financial Corp. (I)	6,370	220,084
Eaton Vance Corp.	3,117	133,813
FactSet Research Systems, Inc.	1,096	178,933
Franklin Resources, Inc.	7,522	324,273
Intercontinental Exchange, Inc.	5,754	346,391
Invesco, Ltd.	8,205	270,273
Legg Mason, Inc.	2,327	86,983
MarketAxess Holdings, Inc.	860	165,567
Moody's Corp.	3,170	375,074
Morgan Stanley	10,908	473,080
Morningstar, Inc.	537	39,271
MSCI, Inc.	2,352	235,953
Nasdaq, Inc.	2,450	168,732
Northern Trust Corp.	5,136	462,240
Raymond James Financial, Inc.	3,083	229,745
S&P Global, Inc.	3,136	420,820

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       13

	Shares	Value
Financials (continued)
Capital markets (continued)
SEI Investments Company	3,550	$180,021
State Street Corp.	3,886	326,035
Stifel Financial Corp. (I)	707	34,551
T. Rowe Price Group, Inc.	5,372	380,821
TD Ameritrade Holding Corp.	5,998	229,543
The Bank of New York Mellon Corp.	13,500	635,310
The Charles Schwab Corp.	9,661	375,330
The Goldman Sachs Group, Inc.	2,755	616,569
Wins Finance Holdings, Inc. (I)	9	413
Consumer finance 6.1%
Ally Financial, Inc.	18,577	367,825
American Express Company	6,312	500,226
Capital One Financial Corp.	9,186	738,371
Credit Acceptance Corp. (I)	168	34,146
Discover Financial Services	5,112	319,960
Navient Corp.	9,876	150,115
OneMain Holdings, Inc. (I)	1,037	24,183
Santander Consumer USA Holdings, Inc. (I)	3,664	46,679
SLM Corp. (I)	5,953	74,651
Synchrony Financial	12,475	346,805
Diversified financial services 4.6%
Berkshire Hathaway, Inc., Class B (I)	9,877	1,631,779
Leucadia National Corp.	6,479	164,502
Voya Financial, Inc.	4,560	170,453
Insurance 25.8%
Aflac, Inc.	5,874	439,845
Alleghany Corp. (I)	349	213,134
American Financial Group, Inc.	1,826	177,688
American International Group, Inc.	8,067	491,361
AmTrust Financial Services, Inc.	2,412	38,713
Aon PLC	2,999	359,400
Arch Capital Group, Ltd. (I)	2,381	230,886
Arthur J. Gallagher & Company	3,614	201,697
Assurant, Inc.	1,869	179,873
Assured Guaranty, Ltd.	5,356	204,224
Athene Holding, Ltd., Class A (I)	403	21,484
Axis Capital Holdings, Ltd.	2,331	153,613
Brown & Brown, Inc.	3,079	132,089
Chubb, Ltd.	2,753	377,849
Cincinnati Financial Corp.	3,071	221,388
CNA Financial Corp.	780	35,303
Enstar Group, Ltd. (I)	176	34,285

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       14

	Shares	Value
Financials (continued)
Insurance (continued)
Erie Indemnity Company, Class A, Class A	657	$81,350
Everest Re Group, Ltd.	942	237,111
First American Financial Corp.	2,610	113,300
FNF Group	4,797	196,437
Lincoln National Corp.	5,370	354,044
Loews Corp.	6,580	306,760
Markel Corp. (I)	219	212,342
Marsh & McLennan Companies, Inc.	5,867	434,921
MetLife, Inc.	6,933	359,199
Old Republic International Corp.	6,499	134,399
Primerica, Inc.	634	53,129
Principal Financial Group, Inc.	7,701	501,566
Prudential Financial, Inc.	6,282	672,362
Reinsurance Group of America, Inc.	1,600	200,064
RenaissanceRe Holdings, Ltd.	983	139,753
The Allstate Corp.	4,452	361,903
The Hanover Insurance Group, Inc.	1,059	93,478
The Hartford Financial Services Group, Inc.	11,285	545,743
The Progressive Corp.	11,864	471,238
The Travelers Companies, Inc.	4,693	570,950
Torchmark Corp.	2,532	194,230
Unum Group	6,273	290,628
Validus Holdings, Ltd.	2,322	128,360
W.R. Berkley Corp.	2,592	176,204
White Mountains Insurance Group, Ltd.	101	86,753
Willis Towers Watson PLC	2,226	295,212
XL Group, Ltd.	6,212	259,972
Thrifts and mortgage finance 0.7%
MGIC Investment Corp. (I)	6,575	69,301
New York Community Bancorp, Inc.	9,576	127,265
Radian Group, Inc.	3,728	62,929
TFS Financial Corp.	1,049	17,350
Industrials 0.9%		377,786
Professional services 0.9%
Equifax, Inc.	2,792	377,786
Information technology 5.8%		2,468,327
Internet software and services 0.1%
Zillow Group, Inc., Class A (I)	566	21,785
Zillow Group, Inc., Class C (I)	1,051	40,989
IT services 5.7%
Black Knight Financial Services, Inc., Class A (I)	636	26,330

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       15

			Shares	Value
Information technology (continued)
IT services (continued)
	Mastercard, Inc., Class A		7,273	$845,995
	The Western Union Company		12,420	246,661
	Visa, Inc., Class A		14,104	1,286,567
Real estate 1.2%				519,111
Real estate management and development 1.2%
	CBRE Group, Inc., Class A (I)		6,680	239,211
	Jones Lang LaSalle, Inc.		1,016	116,698
	Realogy Holdings Corp.		3,162	96,599
	The Howard Hughes Corp. (I)		541	66,603
	Yield (%)		Shares	Value
Short-term investments 0.1%				$41,639
(Cost $41,639)
Money market funds 0.1%				41,639
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	41,639	41,639
Total investments (Cost $37,564,779)† 100.0%				$42,498,267
Other assets and liabilities, net 0.0%				$3,135
Total net assets 100.0%				$42,501,402

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $37,565,916. Net unrealized appreciation aggregated to $4,932,351, of which $5,086,520 related to appreciated investment securities and $154,169 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $37,564,779)	$42,498,267
Dividends and interest receivable	36,503
Other receivables and prepaid expenses	3,315
Total assets	42,538,085
Liabilities
Payable to affiliates
Accounting and legal services fees	2,175
Investment management fees	63
Other liabilities and accrued expenses	34,445
Total liabilities	36,683
Net assets	$42,501,402
Net assets consist of
Paid-in capital	$37,624,033
Undistributed net investment income	131,296
Accumulated net realized gain (loss) on investments	(187,415)
Net unrealized appreciation (depreciation) on investments	4,933,488
Net assets	$42,501,402

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$42,501,402
Shares outstanding	1,350,000
Net asset value per share	$31.48

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       17

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$526,586
Interest	143
Total investment income	526,729
Expenses
Investment management fees	130,469
Accounting and legal services fees	6,464
Transfer agent fees	14,433
Trustees' fees	482
Printing and postage	14,621
Professional fees	61,446
Custodian fees	38,297
Stock exchange listing fees	19,329
Other	2,119
Total expenses	287,660
Less expense reductions	(142,617)
Net expenses	145,043
Net investment income	381,686
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(106,894)
Redemptions in-kind	1,260,780
1,153,886
Change in net unrealized appreciation (depreciation) of
Investments	4,991,903
4,991,903
Net realized and unrealized gain	6,145,789
Increase in net assets from operations	$6,527,475

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$381,686	$128,832
Net realized gain (loss)	1,153,886	(16,324)
Change in net unrealized appreciation (depreciation)	4,991,903	(58,415)
Increase in net assets resulting from operations	6,527,475	54,093
Distributions to shareholders
From net investment income	(325,897)	(55,006)
From fund share transactions
Shares issued	23,289,238	20,245,595
Shares repurchased	(6,004,275)	(1,229,821)
Total from fund share transactions	17,284,963	19,015,774
Total increase	23,486,541	19,014,861
Net assets
Beginning of period	19,014,861	—
End of period	$42,501,402	$19,014,861
Undistributed net investment income	$131,296	$75,507
Share activity
Shares outstanding
Beginning of period	750,000	—
Shares issued	800,000	800,000
Shares repurchased	(200,000)	(50,000)
End of period	1,350,000	750,000

1	Period from 9-28-15 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       19

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$25.35	$24.37
Net investment income[2]	0.38	0.21
Net realized and unrealized gain on investments	6.10	0.85	[3]
Total from investment operations	6.48	1.06
Less distributions
From net investment income	(0.35)	(0.08)
Net asset value, end of period	$31.48	$25.35
Total return (%)[4]	25.78	4.33	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$43	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	1.19	[6]
Expenses including reductions	0.50	0.50	[6]
Net investment income	1.32	1.41	[6]
Portfolio turnover (%)[7]	7	11

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       20

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Financials ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Financials Index. The John Hancock Dimensional Financials Index is a rules-based index of U.S. financial stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       21

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended April 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended April 30, 2017 were $2,841.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $156,809 and a long-term capital loss carryforward of $29,470 available to offset future net realized capital gains. These carryforwards do not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended April 30, 2017 and the period ended April 30, 2016 was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$325,897	$55,006

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $131,296 of undistributed ordinary income.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       22

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $142,617.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       23

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 65% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $2,079,746 and $2,247,822, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $23,289,238 and $5,816,592, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates and regulatory and market impacts.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       24

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Financials ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Financials ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 28, 2015 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       25

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       26

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       27

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       28

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       29

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       30

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMF

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR FINANCIALS ETF       31

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Financials ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0618	810A 4/17 6/17

John Hancock

Multifactor Healthcare ETF
JHMH

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Healthcare ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
19	Notes to financial statements
24	Auditor's report
25	Tax information
26	Trustees and Officers
30	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Healthcare Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Healthcare Index comprises securities in the healthcare sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The healthcare sector is composed of companies in areas such as the manufacture of healthcare equipment and supplies, biotechnology, home or long-term healthcare facilities, hospitals, pharmaceuticals, or the provision of basic healthcare services. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Health Care Index comprises securities within the health care sector in the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.23
Net (%)	0.50

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities had positive performance for the one-year period, outperforming both developed ex-U.S. markets and emerging markets.

Healthcare shares were up

With an exclusive focus on healthcare, the fund generated a positive return for the period and led its benchmark, the Russell 1000 Health Care Index.

The fund's smaller-cap and value emphasis contributed

The fund's greater emphasis on smaller-cap stocks and low relative price (value) stocks contributed positively to relative performance, as smaller caps and value stocks outperformed growth within the healthcare sector.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       4

"... the fund's greater emphasis on mid caps contributed positively to relative performance, as mid-cap stocks outperformed large-cap stocks within the healthcare sector during the period."
relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Healthcare Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index was up 18.58%, as compared with a 10.92% return for the MSCI World ex-USA Investable Market Index and a 18.42% return for the MSCI Emerging Markets Investable Market Index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

Johnson & Johnson	5.9
UnitedHealth Group, Inc.	5.1
Pfizer, Inc.	4.9
Merck & Company, Inc.	4.2
Amgen, Inc.	3.4
Medtronic PLC	2.5
AbbVie, Inc.	2.3
Cardinal Health, Inc.	2.2
Express Scripts Holding Company	2.2
Celgene Corp.	2.1
TOTAL	34.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       5

"Compared with the Russell 1000 Health Care Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability."

How did the fund perform for the period?

The fund outperformed the Russell 1000 Health Care Index, a cap-weighted benchmark we use as a proxy for the healthcare sector of the U.S. stock market, for the period.

Relative to most commercial measures of the healthcare sector, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

When compared to the benchmark, the fund's greater emphasis on mid caps contributed positively to relative performance, as mid-cap stocks outperformed large-cap stocks within the healthcare sector during the period. The fund's greater emphasis on low relative price (value) stocks also had a positive impact on relative performance, as value stocks outperformed growth within the healthcare sector.

By industry, the fund's greater emphasis on healthcare providers and services detracted, as those securities generally underperformed the broader healthcare sector. By security, Bristol-Myers Squibb Company, IDEXX Laboratories Inc., and Gilead Sciences, Inc. contributed, while Express Scripts Holding Company, Cardinal Health, Inc., and Universal Health Services, Inc. detracted.

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Healthcare Index are updated, as well as any unscheduled changes to the index driven

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       6

by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Health Care Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability. The fund held approximately 100 names, and its greatest exposure at the industry level was to the healthcare providers and services and pharmaceuticals industries, followed by healthcare equipment and supplies.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Healthcare ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.23
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $12,084.

The John Hancock Dimensional Healthcare Index comprises securities in the healthcare sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The healthcare sector is composed of companies in areas such as the manufacture of healthcare equipment and supplies, biotechnology, home or long-term healthcare facilities, hospitals, pharmaceuticals, or the provision of basic healthcare services. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Health Care Index comprises securities within the health care sector in the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	66	26.29%	184	73.31%
25 - < 50	0	0.00%	1	0.40%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	66	26.29%	185	73.71%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,148.20	$2.66	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 99.9%		$32,848,937
(Cost $29,999,932)
Health care 99.9%		32,848,937
Biotechnology 18.6%
AbbVie, Inc.	11,616	765,959
ACADIA Pharmaceuticals, Inc. (I)	1,211	41,574
Alexion Pharmaceuticals, Inc. (I)	1,972	251,982
Alkermes PLC (I)	2,141	124,713
Alnylam Pharmaceuticals, Inc. (I)	884	47,382
Amgen, Inc.	6,802	1,110,903
Biogen, Inc. (I)	1,901	515,570
BioMarin Pharmaceutical, Inc. (I)	2,025	194,076
Bioverativ, Inc. (I)	1,768	103,976
Bluebird Bio, Inc. (I)	397	35,313
Celgene Corp. (I)	5,618	696,913
Dyax Corp. (I)	702	1,720
Exelixis, Inc. (I)	2,018	45,203
Gilead Sciences, Inc.	9,762	669,185
Incyte Corp. (I)	3,216	399,684
Ionis Pharmaceuticals, Inc. (I)	1,446	69,683
Neurocrine Biosciences, Inc. (I)	1,036	55,322
OPKO Health, Inc. (I)	7,322	56,892
Regeneron Pharmaceuticals, Inc. (I)	810	314,677
Seattle Genetics, Inc. (I)	1,398	95,483
TESARO, Inc. (I)	442	65,235
United Therapeutics Corp. (I)	1,303	163,787
Vertex Pharmaceuticals, Inc. (I)	2,537	300,127
Health care equipment and supplies 21.9%
Abbott Laboratories	15,655	683,184
ABIOMED, Inc. (I)	581	75,716
Align Technology, Inc. (I)	1,255	168,948
Baxter International, Inc.	5,352	297,999
Becton, Dickinson and Company	2,461	460,133
Boston Scientific Corp. (I)	11,041	291,262
C.R. Bard, Inc.	1,693	520,564
DENTSPLY SIRONA, Inc.	5,095	322,208
DexCom, Inc. (I)	995	77,570
Edwards Lifesciences Corp. (I)	3,917	429,577
Hill-Rom Holdings, Inc.	1,885	142,581
Hologic, Inc. (I)	7,356	332,123
IDEXX Laboratories, Inc. (I)	1,692	283,799
Intuitive Surgical, Inc. (I)	323	269,986

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       12

	Shares	Value
Health care (continued)
Health care equipment and supplies (continued)
Masimo Corp. (I)	391	$40,171
Medtronic PLC	10,055	835,476
NuVasive, Inc. (I)	907	65,767
ResMed, Inc.	2,825	192,072
STERIS PLC	1,864	137,563
Stryker Corp.	2,889	393,973
Teleflex, Inc.	988	204,407
The Cooper Companies, Inc.	937	187,709
Varian Medical Systems, Inc. (I)	2,011	182,478
West Pharmaceutical Services, Inc.	1,468	135,100
Zimmer Biomet Holdings, Inc.	3,817	456,704
Health care providers and services 29.1%
Acadia Healthcare Company, Inc. (I)	1,587	69,161
Aetna, Inc.	4,832	652,658
AmerisourceBergen Corp.	3,583	293,985
Anthem, Inc.	3,526	627,240
Cardinal Health, Inc.	10,150	736,789
Centene Corp. (I)	4,187	311,513
Cigna Corp.	3,505	548,077
DaVita, Inc. (I)	5,871	405,158
Envision Healthcare Corp. (I)	3,495	195,825
Express Scripts Holding Company (I)	11,565	709,397
HCA Holdings, Inc. (I)	2,842	239,325
HealthSouth Corp.	2,268	106,369
Henry Schein, Inc. (I)	1,862	323,616
Humana, Inc.	1,686	374,258
Laboratory Corp. of America Holdings (I)	2,893	405,454
McKesson Corp.	2,986	412,934
MEDNAX, Inc. (I)	2,425	146,373
Patterson Companies, Inc.	2,461	109,490
Quest Diagnostics, Inc.	4,574	482,603
UnitedHealth Group, Inc.	9,631	1,684,269
Universal Health Services, Inc., Class B	3,086	372,665
VCA, Inc. (I)	2,081	190,557
WellCare Health Plans, Inc. (I)	1,179	180,870
Life sciences tools and services 5.4%
Bio-Rad Laboratories, Inc., Class A (I)	484	105,638
Bio-Techne Corp.	754	80,738
Bruker Corp.	2,452	59,804
Charles River Laboratories International, Inc. (I)	1,210	108,537
Illumina, Inc. (I)	2,212	408,910
Patheon NV (I)	231	6,216

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       13

			Shares	Value
Health care (continued)
Life sciences tools and services (continued)
	PRA Health Sciences, Inc. (I)		525	$33,579
	Quintiles IMS Holdings, Inc. (I)		2,348	197,889
	Thermo Fisher Scientific, Inc.		2,749	454,492
	VWR Corp. (I)		2,266	64,037
	Waters Corp. (I)		1,543	262,140
Pharmaceuticals 24.9%
	Allergan PLC		2,561	624,525
	Bristol-Myers Squibb Company		9,097	509,887
	Catalent, Inc. (I)		2,562	75,015
	Eli Lilly & Company		6,579	539,873
	Jazz Pharmaceuticals PLC (I)		1,599	254,689
	Johnson & Johnson		15,823	1,953,666
	Mallinckrodt PLC (I)		2,399	112,561
	Merck & Company, Inc.		22,073	1,375,810
	Mylan NV (I)		12,254	457,687
	Perrigo Company PLC		1,618	119,635
	Pfizer, Inc.		47,025	1,595,088
	The Medicines Company (I)		554	27,323
	Zoetis, Inc.		9,449	530,183
	Yield (%)		Shares	Value
Short-term investments 0.1%				$35,548
(Cost $35,548)
Money market funds 0.1%				35,548
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	35,548	35,548
Total investments (Cost $30,035,480)† 100.0%				$32,884,485
Other assets and liabilities, net 0.0%				($9,324)
Total net assets 100.0%				$32,875,161

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $30,038,112. Net unrealized appreciation aggregated to $2,846,373, of which $3,812,250 related to appreciated investment securities and $965,877 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $30,035,480)	$32,884,485
Dividends and interest receivable	16,773
Receivable due from advisor	5,908
Other receivables and prepaid expenses	3,218
Total assets	32,910,384
Liabilities
Payable to affiliates
Accounting and legal services fees	1,664
Other liabilities and accrued expenses	33,559
Total liabilities	35,223
Net assets	$32,875,161
Net assets consist of
Paid-in capital	$30,190,225
Undistributed net investment income	134,968
Accumulated net realized gain (loss) on investments	(299,037)
Net unrealized appreciation (depreciation) on investments	2,849,005
Net assets	$32,875,161

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$32,875,161
Shares outstanding	1,150,000
Net asset value per share	$28.59

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       15

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$407,374
Interest	145
Total investment income	407,519
Expenses
Investment management fees	112,875
Accounting and legal services fees	5,652
Transfer agent fees	14,433
Trustees' fees	501
Printing and postage	13,564
Professional fees	58,840
Custodian fees	38,363
Stock exchange listing fees	19,089
Other	2,103
Total expenses	265,420
Less expense reductions	(139,924)
Net expenses	125,496
Net investment income	282,023
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(232,767)
Redemptions in-kind	340,137
107,370
Change in net unrealized appreciation (depreciation) of
Investments	2,251,743
2,251,743
Net realized and unrealized gain	2,359,113
Increase in net assets from operations	$2,641,136

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$282,023	$64,383
Net realized gain (loss)	107,370	(66,270)
Change in net unrealized appreciation (depreciation)	2,251,743	597,262
Increase in net assets resulting from operations	2,641,136	595,375
Distributions to shareholders
From net investment income	(181,449)	(30,400)
From fund share transactions
Shares issued	15,098,515	16,188,612
Shares repurchased	(1,436,628)	—
Total from fund share transactions	13,661,887	16,188,612
Total increase	16,121,574	16,753,587
Net assets
Beginning of period	16,753,587	—
End of period	$32,875,161	$16,753,587
Undistributed net investment income	$134,968	$34,394
Share activity
Shares outstanding
Beginning of period	650,000	—
Shares issued	550,000	650,000
Shares repurchased	(50,000)	—
End of period	1,150,000	650,000

1	Period from 9-28-15 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       17

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$25.77	$23.93
Net investment income[2]	0.30	0.11
Net realized and unrealized gain on investments	2.72	1.78
Total from investment operations	3.02	1.89
Less distributions
From net investment income	(0.20)	(0.05)
Net asset value, end of period	$28.59	$25.77
Total return (%)[3]	11.78	7.89	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$33	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.23	[5]
Expenses including reductions	0.50	0.50	[5]
Net investment income	1.12	0.74	[5]
Portfolio turnover (%)[6]	14	6

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       18

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Healthcare ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Healthcare Index. The John Hancock Dimensional Healthcare Index is a rules-based index of U.S. healthcare stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       19

The following is a summary of the values by input classification of the fund's investments as of April 30, 2017, by major security category or type:

	Total value at 4-30-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Biotechnology	$6,125,359	$6,123,639	—	$1,720
Health care equipment and supplies	7,187,070	7,187,070	—	—
Health care providers and services	9,578,586	9,578,586	—	—
Life sciences tools and services	1,781,980	1,781,980	—	—
Pharmaceuticals	8,175,942	8,175,942	—	—
Short-term investments	35,548	35,548	—	—
Total investments in securities	$32,884,485	$32,882,765	—	$1,720

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended April 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended April 30, 2017 were $2,836.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $109,165 and a long-term capital loss carryforward of $187,240 available to offset future net realized capital gains. These carryforwards do not expire.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       20

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended April 30, 2017 and the period ended April 30, 2016 was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$181,449	$30,400

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $134,968 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       21

dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $139,924.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 60% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $3,512,909 and $3,605,916, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $15,098,515 and $1,345,619, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       22

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       23

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Healthcare ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Healthcare ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 28, 2015 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       24

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       25

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       26

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       27

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       28

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       29

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMH

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF       30

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Healthcare ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
2017-05-12-0619	820A 4/17 6/17

John Hancock

Multifactor Large Cap ETF
JHML

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Large Cap ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
34	Financial statements
37	Financial highlights
38	Notes to financial statements
44	Auditor's report
45	Tax information
46	Trustees and Officers
50	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Large Cap Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Large Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are larger than that of the 801st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Index comprises 1000 publicly-traded large-cap companies in the United States.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.93
Net (%)	0.35

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities rose, outperforming both developed ex-U.S. and emerging markets.

Fund gained, narrowly leading its benchmark

The fund generated a positive return for the period, ahead of its benchmark, the Russell 1000 Index.

Emphasis on certain value stocks was beneficial

Our approach of maintaining intentionally higher allocations to securities trading at lower prices relative to their book values aided the fund's relative performance.

SECTOR COMPOSITION AS OF 4/30/17 (%)

A note about risks

Large company stocks could fall out of favor. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       4

"The fund was up on a net asset value basis and led the Russell 1000 Index, a cap-weighted benchmark we use as a proxy for the broad large-cap U.S. stock market."

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Large Cap Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

Apple, Inc.	2.6
Microsoft Corp.	1.5
Alphabet, Inc., Class A	1.3
Exxon Mobil Corp.	1.1
JPMorgan Chase & Co.	1.1
Johnson & Johnson	1.0
Berkshire Hathaway, Inc., Class B	0.9
Amazon.com, Inc.	0.9
Wells Fargo & Company	0.8
Intel Corp.	0.7
TOTAL	11.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       5

"Compared with the Russell 1000 Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations, while emphasizing companies with higher profitability."

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance, outperforming both developed ex-U.S. markets and emerging markets. The Russell 3000 Index was up 18.58%, as compared to a 10.92% return for the MSCI World ex-USA Investable Market Index and a gain of 18.42% for the MSCI Emerging Markets Investable Market Index.

How did the fund perform for the period?

The fund was up on a net asset value basis and led the Russell 1000 Index, a cap-weighted benchmark we use as a proxy for the broad large-cap U.S. stock market.

Compared with the Russell 1000 Index, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values within the large-cap universe. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

When compared to the Russell 1000 Index, the fund's greater emphasis on low relative price (value) stocks contributed positively to relative performance, as value stocks outperformed growth within the benchmark for the period. To a lesser extent, the fund's greater emphasis on mid-cap stocks than the benchmark detracted from relative performance, as mid caps underperformed large caps for the year.

The fund's positions in General Electric Company, Bristol-Meyers Squibb Company, and Exxon Mobil

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       6

Corp. contributed to performance, while holdings in Apple, Inc., Amazon.com, Inc., and Bank of America Corp. detracted from relative results.

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Large Cap Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

The fund held approximately 750 names. Compared with the Russell 1000 Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations, while emphasizing companies with higher profitability. The fund's largest absolute exposures were to the information technology, financials, consumer discretionary, and healthcare sectors.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Large Cap ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.93
Net (%)	0.35

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $13,000.

The John Hancock Dimensional Large Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are larger than that of the 801st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Index comprises 1000 publicly-traded large-cap companies in the United States.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	41	16.33%	210	83.67%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	41	16.33%	210	83.67%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,136.80	$1.85	0.35%
Hypothetical example for comparison purposes	1,000.00	1,023.10	1.76	0.35%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 99.9%		$341,687,521
(Cost $315,918,648)
Consumer discretionary 13.5%		46,108,307
Auto components 0.6%
Adient PLC	1,916	140,941
Autoliv, Inc.	2,802	280,732
BorgWarner, Inc.	6,468	273,467
Delphi Automotive PLC	8,463	680,425
Gentex Corp.	6,310	130,302
Lear Corp.	2,727	389,034
The Goodyear Tire & Rubber Company	8,977	325,237
Automobiles 0.6%
Ford Motor Company	54,058	620,045
General Motors Company	14,611	506,125
Harley-Davidson, Inc.	7,078	402,101
Tesla, Inc. (I)	1,000	314,070
Thor Industries, Inc.	504	48,475
Distributors 0.2%
Genuine Parts Company	4,933	453,935
LKQ Corp. (I)	7,229	225,834
Diversified consumer services 0.1%
Service Corp. International	4,878	157,169
ServiceMaster Global Holdings, Inc. (I)	2,936	111,862
Hotels, restaurants and leisure 2.0%
Aramark	7,088	258,854
Carnival Corp.	7,071	436,776
Chipotle Mexican Grill, Inc. (I)	736	349,210
Darden Restaurants, Inc.	3,718	316,736
Domino's Pizza, Inc.	899	163,070
Dunkin' Brands Group, Inc.	2,245	125,406
Hilton Worldwide Holdings, Inc.	3,815	224,971
Hyatt Hotels Corp., Class A (I)	606	33,633
International Game Technology PLC	1,985	44,067
Las Vegas Sands Corp.	5,201	306,807
Marriott International, Inc., Class A	4,424	417,714
McDonald's Corp.	7,404	1,036,042
MGM Resorts International	13,784	423,307
Norwegian Cruise Line Holdings, Ltd. (I)	2,337	126,034
Panera Bread Company, Class A (I)	526	164,470
Royal Caribbean Cruises, Ltd.	4,554	485,456
Six Flags Entertainment Corp.	953	59,667
Starbucks Corp.	13,419	805,945

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       12

	Shares	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Vail Resorts, Inc.	740	$146,268
Wyndham Worldwide Corp.	4,064	387,340
Wynn Resorts, Ltd.	1,614	198,538
Yum! Brands, Inc.	6,019	395,749
Household durables 0.9%
D.R. Horton, Inc.	10,347	340,313
Garmin, Ltd.	3,472	176,516
Leggett & Platt, Inc.	3,964	208,269
Lennar Corp., A Shares	4,721	238,411
Lennar Corp., B Shares	213	9,076
Mohawk Industries, Inc. (I)	1,993	467,936
Newell Brands, Inc.	10,509	501,700
NVR, Inc. (I)	147	310,354
PulteGroup, Inc.	7,672	173,924
Toll Brothers, Inc.	4,147	149,251
Whirlpool Corp.	2,993	555,740
Internet and direct marketing retail 1.5%
Amazon.com, Inc. (I)	3,257	3,012,692
Expedia, Inc.	3,404	455,183
Liberty Interactive Corp., Series A (I)	15,665	331,785
Netflix, Inc. (I)	3,059	465,580
The Priceline Group, Inc. (I)	443	818,141
TripAdvisor, Inc. (I)	2,233	100,507
Leisure products 0.2%
Brunswick Corp.	1,040	59,020
Hasbro, Inc.	4,338	429,939
Mattel, Inc.	9,643	216,196
Polaris Industries, Inc.	1,597	136,160
Media 3.3%
CBS Corp., Class B	9,412	626,463
Charter Communications, Inc., Class A (I)	2,432	839,429
Cinemark Holdings, Inc.	1,318	56,938
Comcast Corp., Class A	59,698	2,339,565
Discovery Communications, Inc., Series A (I)	8,327	239,651
Discovery Communications, Inc., Series C (I)	2,496	69,838
DISH Network Corp., Class A (I)	5,386	347,074
Liberty Broadband Corp., Series A (I)	260	23,382
Liberty Broadband Corp., Series C (I)	2,189	199,549
Liberty Global PLC, Series A (I)	6,417	227,290
Liberty Global PLC, Series C (I)	7,702	266,566
Liberty Media Corp.-Liberty Formula One, Series A (I)	293	9,936
Liberty Media Corp.-Liberty Formula One, Series C (I)	2,017	70,635

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       13

	Shares	Value
Consumer discretionary (continued)
Media (continued)
Liberty Media Corp.-Liberty SiriusXM, Series A (I)	4,541	$173,012
Lions Gate Entertainment Corp., Class A	580	15,179
Lions Gate Entertainment Corp., Class B (I)	1,053	25,114
Live Nation Entertainment, Inc. (I)	3,030	97,445
News Corp., Class A	8,975	114,162
News Corp., Class B	1,729	22,477
Omnicom Group, Inc.	9,881	811,428
Scripps Networks Interactive, Inc., Class A	2,813	210,187
Sirius XM Holdings, Inc.	42,259	209,182
TEGNA, Inc.	7,787	198,413
The Interpublic Group of Companies, Inc.	14,438	340,304
The Walt Disney Company	15,183	1,755,155
Time Warner, Inc.	8,103	804,385
Twenty-First Century Fox, Inc., Class A	13,172	402,273
Twenty-First Century Fox, Inc., Class B	6,841	204,272
Viacom, Inc., Class A	173	7,716
Viacom, Inc., Class B	11,249	478,757
Multiline retail 0.8%
Dollar General Corp.	8,145	592,223
Dollar Tree, Inc. (I)	6,784	561,512
Kohl's Corp.	7,635	297,994
Macy's, Inc.	13,393	391,343
Nordstrom, Inc.	5,424	261,816
Target Corp.	10,426	582,292
Specialty retail 2.6%
Advance Auto Parts, Inc.	2,043	290,392
AutoNation, Inc. (I)	2,211	92,862
AutoZone, Inc. (I)	554	383,473
Bed Bath & Beyond, Inc.	6,103	236,491
Best Buy Company, Inc.	9,754	505,355
Burlington Stores, Inc. (I)	1,165	115,242
CarMax, Inc. (I)	5,733	335,381
Dick's Sporting Goods, Inc.	2,728	137,900
Foot Locker, Inc.	3,944	305,029
L Brands, Inc.	4,556	240,602
Lowe's Companies, Inc.	12,087	1,025,945
O'Reilly Automotive, Inc. (I)	2,027	503,000
Ross Stores, Inc.	8,996	584,740
Staples, Inc.	16,728	163,433
The Gap, Inc.	8,847	231,791
The Home Depot, Inc.	12,614	1,969,045
The TJX Companies, Inc.	8,932	702,412

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       14

	Shares	Value
Consumer discretionary (continued)
Specialty retail (continued)
Tiffany & Company	3,526	$323,158
Tractor Supply Company	3,699	229,005
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,532	431,166
Textiles, apparel and luxury goods 0.7%
Coach, Inc.	6,517	256,705
Hanesbrands, Inc.	8,586	187,261
lululemon athletica, Inc. (I)	2,335	121,420
Michael Kors Holdings, Ltd. (I)	4,388	163,804
NIKE, Inc., Class B	14,513	804,165
PVH Corp.	1,913	193,270
Ralph Lauren Corp.	1,989	160,552
Under Armour, Inc., Class A (I)	2,911	62,557
Under Armour, Inc., Class C (I)	2,950	57,260
VF Corp.	5,481	299,427
Consumer staples 7.8%		26,713,554
Beverages 1.7%
Brown-Forman Corp., Class A	1,387	66,659
Brown-Forman Corp., Class B	5,926	280,418
Constellation Brands, Inc., Class A	2,854	492,429
Dr. Pepper Snapple Group, Inc.	6,807	623,862
Molson Coors Brewing Company, Class B	5,157	494,505
Monster Beverage Corp. (I)	6,992	317,297
PepsiCo, Inc.	14,921	1,690,251
The Coca-Cola Company	38,414	1,657,564
Food and staples retailing 1.7%
Costco Wholesale Corp.	4,822	856,001
CVS Health Corp.	13,663	1,126,378
Rite Aid Corp. (I)	17,576	70,304
Sysco Corp.	9,762	516,117
The Kroger Company	23,026	682,721
US Foods Holding Corp. (I)	1,882	53,072
Wal-Mart Stores, Inc.	20,200	1,518,636
Walgreens Boots Alliance, Inc.	9,192	795,476
Whole Foods Market, Inc.	9,048	329,076
Food products 2.1%
Archer-Daniels-Midland Company	9,311	425,978
Blue Buffalo Pet Products, Inc. (I)	942	23,220
Bunge, Ltd.	4,711	372,310
Campbell Soup Company	6,102	351,109
Conagra Brands, Inc.	12,411	481,299
General Mills, Inc.	11,162	641,927
Hormel Foods Corp.	7,032	246,683

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       15

	Shares	Value
Consumer staples (continued)
Food products (continued)
Ingredion, Inc.	2,471	$305,959
Kellogg Company	4,095	290,745
Lamb Weston Holdings, Inc.	4,138	172,762
McCormick & Company, Inc.	3,846	384,215
Mead Johnson Nutrition Company	4,441	394,006
Mondelez International, Inc., Class A	17,741	798,877
Pilgrim's Pride Corp.	1,625	42,185
Pinnacle Foods, Inc.	2,501	145,433
Post Holdings, Inc. (I)	1,418	119,381
The Hershey Company	5,065	548,033
The J.M. Smucker Company	3,041	385,356
The Kraft Heinz Company	4,414	398,981
TreeHouse Foods, Inc. (I)	880	77,088
Tyson Foods, Inc., Class A	6,592	423,602
Household products 1.2%
Church & Dwight Company, Inc.	3,755	185,985
Colgate-Palmolive Company	8,394	604,704
Kimberly-Clark Corp.	4,385	568,954
Spectrum Brands Holdings, Inc.	620	89,113
The Clorox Company	4,168	557,220
The Procter & Gamble Company	24,841	2,169,365
Personal products 0.1%
Coty, Inc., Class A	618	11,031
Herbalife, Ltd. (I)	1,447	91,537
The Estee Lauder Companies, Inc., Class A	4,242	369,648
Tobacco 1.0%
Altria Group, Inc.	20,409	1,464,958
Philip Morris International, Inc.	12,871	1,426,622
Reynolds American, Inc.	8,907	574,502
Energy 5.5%		18,954,902
Energy equipment and services 0.8%
Baker Hughes, Inc.	6,046	358,951
Core Laboratories NV	652	72,255
Halliburton Company	8,722	400,165
Helmerich & Payne, Inc.	3,464	210,057
National Oilwell Varco, Inc.	7,616	266,332
Schlumberger, Ltd.	11,925	865,636
TechnipFMC PLC (I)	11,014	331,852
Transocean, Ltd. (I)	7,740	85,372
Weatherford International PLC (I)	14,089	81,294

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       16

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels 4.7%
Anadarko Petroleum Corp.	5,394	$307,566
Antero Resources Corp. (I)	6,375	135,086
Apache Corp.	6,337	308,232
Cabot Oil & Gas Corp.	9,230	214,505
Cheniere Energy Partners LP Holdings LLC	566	14,535
Cheniere Energy, Inc. (I)	2,673	121,221
Chevron Corp.	22,290	2,378,343
Cimarex Energy Company	1,893	220,875
Concho Resources, Inc. (I)	2,548	322,730
ConocoPhillips	13,798	661,062
Continental Resources, Inc. (I)	2,193	93,005
Devon Energy Corp.	6,914	273,034
Diamondback Energy, Inc. (I)	1,069	106,729
Energen Corp. (I)	1,570	81,624
EOG Resources, Inc.	5,201	481,093
EQT Corp.	5,724	332,793
Exxon Mobil Corp.	47,453	3,874,537
Hess Corp.	7,392	360,951
HollyFrontier Corp.	6,202	174,524
Kinder Morgan, Inc.	20,397	420,790
Marathon Oil Corp.	17,816	264,924
Marathon Petroleum Corp.	15,568	793,034
Murphy Oil Corp.	1,971	51,601
Newfield Exploration Company (I)	3,025	104,726
Noble Energy, Inc.	12,479	403,446
Occidental Petroleum Corp.	7,690	473,243
ONEOK, Inc.	7,616	400,678
Parsley Energy, Inc., Class A (I)	2,767	82,429
Phillips 66	7,691	611,896
Pioneer Natural Resources Company	1,923	332,660
Range Resources Corp.	4,221	111,814
RSP Permian, Inc. (I)	704	26,787
Targa Resources Corp.	2,502	137,935
Tesoro Corp.	4,485	357,499
The Williams Companies, Inc.	16,069	492,193
Valero Energy Corp.	10,969	708,707
WPX Energy, Inc. (I)	3,871	46,181
Financials 14.3%		48,787,010
Banks 5.4%
Bank of America Corp.	92,271	2,153,605
Bank of the Ozarks, Inc.	1,007	47,802
BB&T Corp.	11,710	505,638

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       17

	Shares	Value
Financials (continued)
Banks (continued)
BOK Financial Corp.	342	$28,827
CIT Group, Inc.	5,746	266,097
Citigroup, Inc.	26,921	1,591,570
Citizens Financial Group, Inc.	11,754	431,489
Comerica, Inc.	5,204	367,923
Commerce Bancshares, Inc.	1,787	98,196
Cullen/Frost Bankers, Inc.	507	47,856
East West Bancorp, Inc.	3,547	192,496
Fifth Third Bancorp	28,054	685,359
First Republic Bank	3,566	329,712
Huntington Bancshares, Inc.	25,190	323,943
JPMorgan Chase & Co.	41,729	3,630,423
KeyCorp	25,732	469,352
M&T Bank Corp.	4,086	635,005
PacWest Bancorp	2,143	105,843
People's United Financial, Inc.	7,690	134,344
Prosperity Bancshares, Inc.	574	38,573
Regions Financial Corp.	40,634	558,718
Signature Bank (I)	1,226	169,740
SunTrust Banks, Inc.	11,409	648,145
SVB Financial Group (I)	1,040	182,978
Synovus Financial Corp.	1,174	49,073
The PNC Financial Services Group, Inc.	6,165	738,259
U.S. Bancorp	19,190	984,063
Wells Fargo & Company	50,386	2,712,782
Western Alliance Bancorp (I)	941	45,074
Zions Bancorporation	5,501	220,205
Capital markets 3.1%
Affiliated Managers Group, Inc.	1,484	245,736
Ameriprise Financial, Inc.	5,624	719,028
BlackRock, Inc.	1,058	406,875
CBOE Holdings, Inc.	1,906	157,073
CME Group, Inc.	3,937	457,440
E*TRADE Financial Corp. (I)	6,524	225,404
Eaton Vance Corp.	1,989	85,388
FactSet Research Systems, Inc.	1,085	177,137
Franklin Resources, Inc.	9,001	388,033
Intercontinental Exchange, Inc.	7,657	460,951
Invesco, Ltd.	10,355	341,094
MarketAxess Holdings, Inc.	747	143,812
Moody's Corp.	4,727	559,299
Morgan Stanley	15,227	660,395
MSCI, Inc.	2,728	273,673

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       18

	Shares	Value
Financials (continued)
Capital markets (continued)
Nasdaq, Inc.	3,339	$229,957
Northern Trust Corp.	6,192	557,280
Raymond James Financial, Inc.	3,652	272,147
S&P Global, Inc.	4,729	634,585
SEI Investments Company	4,846	245,741
State Street Corp.	5,678	476,384
T. Rowe Price Group, Inc.	6,582	466,598
TD Ameritrade Holding Corp.	8,787	336,278
The Bank of New York Mellon Corp.	16,153	760,160
The Charles Schwab Corp.	14,390	559,052
The Goldman Sachs Group, Inc.	3,900	872,820
Wins Finance Holdings, Inc. (I)	4	183
Consumer finance 0.8%
Ally Financial, Inc.	16,222	321,196
American Express Company	9,150	725,138
Capital One Financial Corp.	10,182	818,429
Discover Financial Services	8,261	517,056
Santander Consumer USA Holdings, Inc. (I)	2,061	26,257
SLM Corp. (I)	4,693	58,850
Synchrony Financial	7,787	216,479
Diversified financial services 1.0%
Berkshire Hathaway, Inc., Class B (I)	18,360	3,033,256
Leucadia National Corp.	7,631	193,751
Voya Financial, Inc.	4,354	162,753
Insurance 3.9%
Aflac, Inc.	7,397	553,887
Alleghany Corp. (I)	403	246,112
American Financial Group, Inc.	2,337	227,413
American International Group, Inc.	11,853	721,966
Aon PLC	4,799	575,112
Arch Capital Group, Ltd. (I)	2,956	286,643
Arthur J. Gallagher & Company	4,150	231,612
Assurant, Inc.	1,669	160,625
Assured Guaranty, Ltd.	2,164	82,513
Athene Holding, Ltd., Class A (I)	310	16,526
Axis Capital Holdings, Ltd.	2,871	189,199
Brown & Brown, Inc.	3,020	129,558
Chubb, Ltd.	4,105	563,411
Cincinnati Financial Corp.	4,235	305,301
CNA Financial Corp.	980	44,355
Erie Indemnity Company, Class A	494	61,167
Everest Re Group, Ltd.	1,287	323,951

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       19

	Shares	Value
Financials (continued)
Insurance (continued)
FNF Group	6,444	$263,882
Lincoln National Corp.	7,843	517,089
Loews Corp.	8,617	401,725
Markel Corp. (I)	286	277,306
Marsh & McLennan Companies, Inc.	7,231	536,034
MetLife, Inc.	8,461	438,364
Old Republic International Corp.	5,876	121,516
Principal Financial Group, Inc.	9,783	637,167
Prudential Financial, Inc.	7,190	769,546
Reinsurance Group of America, Inc.	2,064	258,083
RenaissanceRe Holdings, Ltd.	946	134,493
The Allstate Corp.	6,214	505,136
The Hartford Financial Services Group, Inc.	14,717	711,714
The Progressive Corp.	16,403	651,527
The Travelers Companies, Inc.	6,876	836,534
Torchmark Corp.	3,762	288,583
Unum Group	8,991	416,553
W.R. Berkley Corp.	3,227	219,371
Willis Towers Watson PLC	3,001	397,993
XL Group, Ltd.	7,835	327,895
Thrifts and mortgage finance 0.1%
New York Community Bancorp, Inc.	12,651	168,132
TFS Financial Corp.	619	10,238
Health care 12.8%		43,656,541
Biotechnology 2.1%
AbbVie, Inc.	13,655	900,411
Alexion Pharmaceuticals, Inc. (I)	2,275	290,700
Alkermes PLC (I)	2,033	118,422
Amgen, Inc.	8,449	1,379,891
Biogen, Inc. (I)	2,605	706,502
BioMarin Pharmaceutical, Inc. (I)	2,280	218,515
Bioverativ, Inc. (I)	1,985	116,738
Celgene Corp. (I)	7,242	898,370
Exelixis, Inc. (I)	1,756	39,334
Gilead Sciences, Inc.	15,790	1,082,405
Incyte Corp. (I)	3,266	405,898
Ionis Pharmaceuticals, Inc. (I)	724	34,890
OPKO Health, Inc. (I)	5,164	40,124
Regeneron Pharmaceuticals, Inc. (I)	942	365,958
Seattle Genetics, Inc. (I)	1,226	83,736
TESARO, Inc. (I)	224	33,060
United Therapeutics Corp. (I)	1,238	155,617

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       20

	Shares	Value
Health care (continued)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc. (I)	2,723	$322,131
Health care equipment and supplies 2.9%
Abbott Laboratories	23,114	1,008,695
ABIOMED, Inc. (I)	487	63,466
Align Technology, Inc. (I)	1,016	136,774
Baxter International, Inc.	7,958	443,101
Becton, Dickinson and Company	4,026	752,741
Boston Scientific Corp. (I)	16,409	432,869
C.R. Bard, Inc.	2,665	819,434
Danaher Corp.	6,803	566,894
DENTSPLY SIRONA, Inc.	6,020	380,705
DexCom, Inc. (I)	1,027	80,065
Edwards Lifesciences Corp. (I)	5,205	570,832
Hologic, Inc. (I)	8,669	391,405
IDEXX Laboratories, Inc. (I)	2,503	419,828
Intuitive Surgical, Inc. (I)	463	387,008
Medtronic PLC	13,236	1,099,779
ResMed, Inc.	3,823	259,926
STERIS PLC	1,677	123,763
Stryker Corp.	4,420	602,755
Teleflex, Inc.	999	206,683
The Cooper Companies, Inc.	1,146	229,578
Varian Medical Systems, Inc. (I)	2,941	266,866
West Pharmaceutical Services, Inc.	1,114	102,521
Zimmer Biomet Holdings, Inc.	4,346	519,999
Health care providers and services 3.4%
Aetna, Inc.	7,253	979,663
AmerisourceBergen Corp.	4,680	383,994
Anthem, Inc.	5,499	978,217
Cardinal Health, Inc.	6,246	453,397
Centene Corp. (I)	4,431	329,666
Cigna Corp.	5,341	835,172
DaVita, Inc. (I)	8,421	581,133
Envision Healthcare Corp. (I)	1,817	101,807
Express Scripts Holding Company (I)	10,524	645,542
HCA Holdings, Inc. (I)	3,566	300,293
Henry Schein, Inc. (I)	2,838	493,244
Humana, Inc.	2,612	579,812
Laboratory Corp. of America Holdings (I)	4,142	580,501
McKesson Corp.	3,565	493,004
MEDNAX, Inc. (I)	2,813	169,793
Quest Diagnostics, Inc.	7,185	758,089

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       21

	Shares	Value
Health care (continued)
Health care providers and services (continued)
UnitedHealth Group, Inc.	13,163	$2,301,945
Universal Health Services, Inc., Class B	3,885	469,153
VCA, Inc. (I)	1,839	168,397
WellCare Health Plans, Inc. (I)	1,000	153,410
Health care technology 0.2%
athenahealth, Inc. (I)	519	50,867
Cerner Corp. (I)	8,562	554,390
Veeva Systems, Inc., Class A (I)	947	50,778
Life sciences tools and services 0.9%
Agilent Technologies, Inc.	9,209	506,955
Bio-Rad Laboratories, Inc., Class A (I)	230	50,200
Illumina, Inc. (I)	2,475	457,529
Mettler-Toledo International, Inc. (I)	801	411,249
PerkinElmer, Inc.	2,812	167,061
Quintiles IMS Holdings, Inc. (I)	2,988	251,829
Thermo Fisher Scientific, Inc.	4,367	721,996
Waters Corp. (I)	2,415	410,284
Pharmaceuticals 3.3%
Allergan PLC	2,935	715,729
Bristol-Myers Squibb Company	12,920	724,166
Eli Lilly & Company	10,192	836,356
Jazz Pharmaceuticals PLC (I)	1,088	173,297
Johnson & Johnson	27,416	3,385,054
Mallinckrodt PLC (I)	1,585	74,368
Merck & Company, Inc.	30,141	1,878,689
Mylan NV (I)	10,731	400,803
Perrigo Company PLC	2,891	213,761
Pfizer, Inc.	64,652	2,192,996
Zoetis, Inc.	10,935	613,563
Industrials 12.4%		42,339,762
Aerospace and defense 2.3%
Arconic, Inc.	9,991	273,054
General Dynamics Corp.	3,202	620,516
HEICO Corp.	229	16,293
HEICO Corp., Class A	392	24,045
Huntington Ingalls Industries, Inc.	1,256	252,318
L3 Technologies, Inc.	2,521	433,032
Lockheed Martin Corp.	2,903	782,213
Northrop Grumman Corp.	3,288	808,716
Orbital ATK, Inc.	976	96,624
Raytheon Company	5,585	866,848
Rockwell Collins, Inc.	5,037	524,301

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       22

	Shares	Value
Industrials (continued)
Aerospace and defense (continued)
Spirit AeroSystems Holdings, Inc., Class A	3,219	$183,998
Textron, Inc.	8,165	380,979
The Boeing Company	6,397	1,182,358
TransDigm Group, Inc.	1,121	276,584
United Technologies Corp.	9,597	1,141,947
Air freight and logistics 0.6%
C.H. Robinson Worldwide, Inc.	4,613	335,365
Expeditors International of Washington, Inc.	5,483	307,541
FedEx Corp.	3,756	712,513
United Parcel Service, Inc., Class B	6,821	732,985
XPO Logistics, Inc. (I)	1,458	72,011
Airlines 1.0%
Alaska Air Group, Inc.	4,038	343,593
American Airlines Group, Inc.	13,517	576,095
Delta Air Lines, Inc.	14,744	669,967
JetBlue Airways Corp. (I)	6,246	136,350
Southwest Airlines Company	12,936	727,262
United Continental Holdings, Inc. (I)	11,689	820,685
Building products 0.5%
Allegion PLC	2,298	180,715
AO Smith Corp.	3,019	162,664
Fortune Brands Home & Security, Inc.	4,027	256,681
Johnson Controls International PLC	14,436	600,105
Lennox International, Inc.	973	160,924
Masco Corp.	7,525	278,576
Owens Corning	3,146	191,434
Commercial services and supplies 0.6%
Cintas Corp.	3,276	401,212
Copart, Inc. (I)	4,356	134,600
KAR Auction Services, Inc.	3,569	155,680
Republic Services, Inc.	10,226	644,136
Rollins, Inc.	2,196	85,271
Stericycle, Inc. (I)	2,028	173,070
Waste Management, Inc.	8,565	623,361
Construction and engineering 0.2%
AECOM (I)	3,163	108,206
Fluor Corp.	5,515	283,030
Jacobs Engineering Group, Inc.	3,514	192,989
Quanta Services, Inc. (I)	1,576	55,853
Electrical equipment 0.8%
Acuity Brands, Inc.	819	144,226
AMETEK, Inc.	6,746	385,871

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       23

	Shares	Value
Industrials (continued)
Electrical equipment (continued)
Eaton Corp. PLC	7,708	$583,033
Emerson Electric Company	10,298	620,763
Hubbell, Inc.	1,508	170,600
Rockwell Automation, Inc.	4,014	631,603
Sensata Technologies Holding NV (I)	4,272	175,921
Industrial conglomerates 1.6%
3M Company	6,513	1,275,427
Carlisle Companies, Inc.	1,966	199,333
General Electric Company	78,500	2,275,715
Honeywell International, Inc.	8,028	1,052,792
Roper Technologies, Inc.	2,718	594,427
Machinery 2.8%
Allison Transmission Holdings, Inc.	4,057	156,925
Caterpillar, Inc.	7,567	773,801
Cummins, Inc.	5,013	756,662
Deere & Company	6,387	712,853
Donaldson Company, Inc.	3,960	183,269
Dover Corp.	6,686	527,392
Flowserve Corp.	4,564	232,171
Fortive Corp.	6,569	415,555
Graco, Inc.	483	52,092
IDEX Corp.	2,163	226,596
Illinois Tool Works, Inc.	5,229	722,073
Ingersoll-Rand PLC	8,575	761,031
Lincoln Electric Holdings, Inc.	1,621	144,318
Nordson Corp.	1,002	125,450
Oshkosh Corp.	968	67,170
PACCAR, Inc.	10,767	718,482
Parker-Hannifin Corp.	4,499	723,439
Pentair PLC	4,692	302,681
Snap-on, Inc.	1,680	281,450
Stanley Black & Decker, Inc.	4,868	662,778
The Middleby Corp. (I)	1,203	163,764
The Toro Company	1,975	128,217
WABCO Holdings, Inc. (I)	1,374	163,327
Wabtec Corp.	2,170	182,041
Xylem, Inc.	4,465	229,546
Professional services 0.5%
Equifax, Inc.	4,251	575,203
ManpowerGroup, Inc.	2,859	288,702
Nielsen Holdings PLC	5,591	229,958
Robert Half International, Inc.	3,796	174,806

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       24

	Shares	Value
Industrials (continued)
Professional services (continued)
TransUnion (I)	1,924	$77,018
Verisk Analytics, Inc. (I)	4,012	332,234
Road and rail 1.1%
AMERCO	205	76,764
CSX Corp.	17,883	909,172
J.B. Hunt Transport Services, Inc.	3,701	331,832
Kansas City Southern	3,266	294,169
Norfolk Southern Corp.	6,308	741,127
Old Dominion Freight Line, Inc.	1,833	162,257
Union Pacific Corp.	9,893	1,107,620
Trading companies and distributors 0.4%
Fastenal Company	8,168	364,946
HD Supply Holdings, Inc. (I)	4,590	184,977
MSC Industrial Direct Company, Inc., Class A	740	66,252
United Rentals, Inc. (I)	2,696	295,643
W.W. Grainger, Inc.	2,058	396,577
Watsco, Inc.	540	74,952
Transportation infrastructure 0.0%
Macquarie Infrastructure Corp.	1,795	146,059
Information technology 19.7%		67,544,436
Communications equipment 1.1%
Arista Networks, Inc. (I)	639	89,230
ARRIS International PLC (I)	3,255	84,597
Brocade Communications Systems, Inc.	5,755	72,340
Cisco Systems, Inc.	52,011	1,772,015
CommScope Holding Company, Inc. (I)	4,630	194,645
F5 Networks, Inc. (I)	1,859	240,053
Harris Corp.	4,611	515,925
Juniper Networks, Inc.	11,811	355,157
Motorola Solutions, Inc.	4,314	370,875
Palo Alto Networks, Inc. (I)	1,041	112,855
Electronic equipment, instruments and components 1.1%
Amphenol Corp., Class A	10,475	757,447
Arrow Electronics, Inc. (I)	3,675	259,088
Avnet, Inc.	4,562	176,504
CDW Corp.	3,926	231,987
Cognex Corp.	608	51,887
Corning, Inc.	26,428	762,448
Dolby Laboratories, Inc., Class A	638	33,642
Flex, Ltd. (I)	23,527	363,727
FLIR Systems, Inc.	980	35,995

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       25

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
IPG Photonics Corp. (I)	719	$90,824
Keysight Technologies, Inc. (I)	4,050	151,592
TE Connectivity, Ltd.	8,272	640,005
Trimble, Inc. (I)	6,268	222,075
Internet software and services 2.8%
Akamai Technologies, Inc. (I)	4,863	296,351
Alphabet, Inc., Class A (I)	4,641	4,290,697
Alphabet, Inc., Class C (I)	735	665,881
CoStar Group, Inc. (I)	609	146,702
eBay, Inc. (I)	20,494	684,705
Facebook, Inc., Class A (I)	14,844	2,230,311
GoDaddy, Inc., Class A (I)	341	13,272
InterActiveCorp (I)	2,136	177,309
LogMeIn, Inc.	745	84,185
MercadoLibre, Inc.	743	170,080
Twitter, Inc. (I)	1,565	25,791
VeriSign, Inc. (I)	2,626	233,504
Yahoo!, Inc. (I)	13,252	638,879
Zillow Group, Inc., Class A (I)	384	14,780
Zillow Group, Inc., Class C (I)	1,181	46,059
IT services 3.9%
Accenture PLC, Class A	7,556	916,543
Alliance Data Systems Corp.	1,961	489,524
Amdocs, Ltd.	5,487	336,024
Automatic Data Processing, Inc.	6,889	719,832
Black Knight Financial Services, Inc., Class A (I)	502	20,783
Booz Allen Hamilton Holding Corp.	1,932	69,417
Broadridge Financial Solutions, Inc.	3,100	216,814
Cognizant Technology Solutions Corp., Class A (I)	9,685	583,328
CSRA, Inc.	5,900	171,572
DXC Technology Company (I)	8,354	629,390
Fidelity National Information Services, Inc.	7,098	597,581
First Data Corp., Class A (I)	6,600	103,092
Fiserv, Inc. (I)	7,900	941,206
FleetCor Technologies, Inc. (I)	1,909	269,436
Gartner, Inc. (I)	2,189	249,743
Genpact, Ltd.	2,829	69,084
Global Payments, Inc.	3,279	268,091
IBM Corp.	9,113	1,460,723
Jack Henry & Associates, Inc.	2,143	207,700
Leidos Holdings, Inc.	3,156	166,195
Mastercard, Inc., Class A	10,377	1,207,053

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       26

	Shares	Value
Information technology (continued)
IT services (continued)
Paychex, Inc.	8,772	$520,004
PayPal Holdings, Inc. (I)	10,757	513,324
Sabre Corp.	3,622	84,791
Square, Inc., Class A (I)	1,190	21,706
The Western Union Company	15,726	312,318
Total System Services, Inc.	5,939	340,364
Vantiv, Inc., Class A (I)	3,817	236,807
Visa, Inc., Class A	17,364	1,583,944
Semiconductors and semiconductor equipment 3.3%
Advanced Micro Devices, Inc. (I)	7,500	99,750
Analog Devices, Inc.	9,490	723,138
Applied Materials, Inc.	21,347	866,902
Broadcom, Ltd.	3,936	869,108
Intel Corp.	66,910	2,418,797
Lam Research Corp.	5,050	731,493
Marvell Technology Group, Ltd.	12,670	190,303
Maxim Integrated Products, Inc.	8,420	371,743
Microchip Technology, Inc.	5,566	420,678
Micron Technology, Inc. (I)	26,249	726,310
Microsemi Corp. (I)	1,271	59,661
NVIDIA Corp.	5,215	543,925
ON Semiconductor Corp. (I)	6,357	90,142
Qorvo, Inc. (I)	2,920	198,648
QUALCOMM, Inc.	16,884	907,346
Skyworks Solutions, Inc.	5,346	533,210
Teradyne, Inc.	2,655	93,642
Texas Instruments, Inc.	11,590	917,696
Xilinx, Inc.	8,733	551,140
Software 4.0%
Activision Blizzard, Inc.	11,510	601,398
Adobe Systems, Inc. (I)	3,813	509,951
ANSYS, Inc. (I)	2,137	235,412
Atlassian Corp. PLC, Class A (I)	688	23,722
Autodesk, Inc. (I)	4,215	379,645
CA, Inc.	12,391	406,797
Cadence Design Systems, Inc. (I)	7,011	228,348
CDK Global, Inc.	3,492	227,015
Citrix Systems, Inc. (I)	4,339	351,199
Dell Technologies, Inc., Class V (I)	3,449	231,462
Electronic Arts, Inc. (I)	4,615	437,594
Fortinet, Inc. (I)	1,720	67,080
Intuit, Inc.	4,420	553,428

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       27

	Shares	Value
Information technology (continued)
Software (continued)
Microsoft Corp.	74,738	$5,116,563
Oracle Corp.	38,824	1,745,527
PTC, Inc. (I)	1,262	68,211
Red Hat, Inc. (I)	3,986	351,087
salesforce.com, Inc. (I)	4,321	372,125
ServiceNow, Inc. (I)	2,180	205,966
Splunk, Inc. (I)	1,723	110,806
SS&C Technologies Holdings, Inc.	4,299	157,945
Symantec Corp.	19,731	624,092
Synopsys, Inc. (I)	4,198	309,393
Take-Two Interactive Software, Inc. (I)	1,030	64,736
The Ultimate Software Group, Inc. (I)	379	76,812
Tyler Technologies, Inc. (I)	471	77,051
VMware, Inc., Class A (I)	1,073	100,991
Workday, Inc., Class A (I)	1,509	131,887
Technology hardware, storage and peripherals 3.5%
Apple, Inc.	61,704	8,863,780
Hewlett Packard Enterprise Company	26,905	501,240
HP, Inc.	25,920	487,814
NCR Corp. (I)	1,348	55,605
NetApp, Inc.	8,444	336,493
Seagate Technology PLC	11,534	485,927
Western Digital Corp.	10,119	901,299
Xerox Corp.	30,959	222,595
Materials 4.2%		14,359,215
Chemicals 2.6%
Air Products & Chemicals, Inc.	3,386	475,733
Albemarle Corp.	2,918	317,799
Ashland Global Holdings, Inc.	2,005	247,618
Axalta Coating Systems, Ltd. (I)	5,158	161,806
Celanese Corp., Series A	4,661	405,693
CF Industries Holdings, Inc.	8,489	226,996
E.I. du Pont de Nemours & Company	9,444	753,159
Eastman Chemical Company	5,599	446,520
Ecolab, Inc.	3,926	506,807
FMC Corp.	4,305	315,255
Huntsman Corp.	3,225	79,883
International Flavors & Fragrances, Inc.	2,375	329,151
LyondellBasell Industries NV, Class A	5,272	446,855
Monsanto Company	5,239	610,920
NewMarket Corp.	243	114,380
Olin Corp.	1,807	58,059

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       28

	Shares	Value
Materials (continued)
Chemicals (continued)
PPG Industries, Inc.	4,386	$481,758
Praxair, Inc.	4,217	527,041
RPM International, Inc.	3,871	203,460
The Chemours Company	2,008	80,902
The Dow Chemical Company	12,186	765,281
The Mosaic Company	6,653	179,165
The Scotts Miracle-Gro Company	1,103	106,550
The Sherwin-Williams Company	1,457	487,629
The Valspar Corp.	2,249	252,878
W.R. Grace & Company	1,742	121,452
Westlake Chemical Corp.	935	58,204
Construction materials 0.2%
Martin Marietta Materials, Inc.	1,683	370,580
Vulcan Materials Company	3,572	431,783
Containers and packaging 0.8%
AptarGroup, Inc.	1,024	82,227
Avery Dennison Corp.	2,022	168,251
Ball Corp.	5,134	394,753
Bemis Company, Inc.	1,621	72,832
Berry Global Group, Inc. (I)	2,294	114,700
Crown Holdings, Inc. (I)	3,844	215,610
International Paper Company	14,852	801,562
Packaging Corp. of America	3,007	297,031
Sealed Air Corp.	5,390	237,268
Sonoco Products Company	2,592	135,588
WestRock Company	4,691	251,250
Metals and mining 0.6%
Alcoa Corp.	3,896	131,412
Freeport-McMoRan, Inc. (I)	30,395	387,536
Newmont Mining Corp.	12,674	428,508
Nucor Corp.	9,861	604,775
Reliance Steel & Aluminum Company	2,226	175,453
Southern Copper Corp.	1,504	53,196
Steel Dynamics, Inc.	5,710	206,359
United States Steel Corp.	1,684	37,587
Real estate 3.6%		12,275,807
Equity real estate investment trusts 3.5%
Alexandria Real Estate Equities, Inc.	1,579	177,653
American Campus Communities, Inc.	1,986	94,117
American Homes 4 Rent, Class A	2,614	60,253
American Tower Corp.	4,035	508,168
Apartment Investment & Management Company, Class A	3,020	132,095

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       29

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
AvalonBay Communities, Inc.	2,579	$489,597
Boston Properties, Inc.	3,053	386,510
Brixmor Property Group, Inc.	4,624	91,324
Camden Property Trust	1,702	140,126
Colony NorthStar, Inc., Class A	4,380	57,247
Crown Castle International Corp.	4,492	424,943
CubeSmart	2,065	52,327
DDR Corp.	5,816	62,871
Digital Realty Trust, Inc.	2,940	337,630
Douglas Emmett, Inc.	1,950	73,457
Duke Realty Corp.	6,914	191,725
EPR Properties	556	40,427
Equinix, Inc.	946	395,144
Equity LifeStyle Properties, Inc.	1,302	105,345
Equity Residential	6,207	400,848
Essex Property Trust, Inc.	1,260	308,032
Extra Space Storage, Inc.	2,183	164,882
Federal Realty Investment Trust	1,398	182,984
Forest City Realty Trust, Inc., Class A	3,780	85,428
Gaming and Leisure Properties, Inc.	2,623	91,280
GGP, Inc.	6,991	151,076
HCP, Inc.	8,854	277,573
Highwoods Properties, Inc.	1,501	76,371
Hospitality Properties Trust	2,175	69,230
Host Hotels & Resorts, Inc.	14,893	267,329
Hudson Pacific Properties, Inc.	1,165	40,029
Iron Mountain, Inc.	5,182	180,126
Kilroy Realty Corp.	1,744	123,004
Kimco Realty Corp.	8,158	165,526
Lamar Advertising Company, Class A	1,360	98,015
Liberty Property Trust	2,887	117,126
MGM Growth Properties LLC, Class A	782	22,381
Mid-America Apartment Communities, Inc.	1,699	168,558
National Retail Properties, Inc.	2,488	105,043
Omega Healthcare Investors, Inc.	3,276	108,108
Park Hotels & Resorts, Inc.	1,482	38,043
Prologis, Inc.	6,977	379,619
Public Storage	1,520	318,258
Realty Income Corp.	4,919	287,024
Regency Centers Corp.	1,958	123,706
SBA Communications Corp. (I)	2,988	377,952
Senior Housing Properties Trust	2,068	44,503
Simon Property Group, Inc.	2,789	460,910

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       30

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
SL Green Realty Corp.	1,973	$207,027
Spirit Realty Capital, Inc.	7,642	71,988
Sun Communities, Inc.	866	72,406
The Macerich Company	2,807	175,241
UDR, Inc.	5,187	193,683
Ventas, Inc.	5,721	366,201
VEREIT, Inc.	14,672	122,805
Vornado Realty Trust	3,556	342,229
Welltower, Inc.	5,855	418,281
Weyerhaeuser Company	19,990	677,061
WP Carey, Inc.	1,894	118,564
Real estate management and development 0.1%
CBRE Group, Inc., Class A (I)	7,611	272,550
Jones Lang LaSalle, Inc.	1,069	122,785
The Howard Hughes Corp. (I)	496	61,063
Telecommunication services 1.6%		5,427,107
Diversified telecommunication services 1.5%
AT&T, Inc.	59,679	2,365,079
CenturyLink, Inc.	16,085	412,902
Level 3 Communications, Inc. (I)	6,888	418,515
Verizon Communications, Inc.	38,278	1,757,343
Zayo Group Holdings, Inc. (I)	3,080	108,016
Wireless telecommunication services 0.1%
Sprint Corp. (I)	9,734	87,898
T-Mobile US, Inc. (I)	4,123	277,354
Utilities 4.5%		15,520,880
Electric utilities 2.5%
Alliant Energy Corp.	6,628	260,613
American Electric Power Company, Inc.	10,635	721,372
Duke Energy Corp.	6,477	534,353
Edison International	10,932	874,232
Entergy Corp.	6,517	496,986
Eversource Energy	8,470	503,118
Exelon Corp.	17,976	622,509
FirstEnergy Corp.	12,063	361,166
Great Plains Energy, Inc.	1,040	30,774
NextEra Energy, Inc.	5,815	776,651
OGE Energy Corp.	7,530	261,893
PG&E Corp.	8,675	581,659
Pinnacle West Capital Corp.	3,953	336,361
PPL Corp.	18,504	705,187

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       31

			Shares	Value
Utilities (continued)
Electric utilities (continued)
	The Southern Company		12,337	$614,383
	Westar Energy, Inc.		3,733	194,228
	Xcel Energy, Inc.		17,511	788,871
Gas utilities 0.2%
	Atmos Energy Corp.		2,555	207,006
	National Fuel Gas Company		1,673	92,651
	UGI Corp.		5,482	274,977
Independent power and renewable electricity producers 0.1%
	AES Corp.		23,967	271,067
	NRG Energy, Inc.		3,460	58,474
Multi-utilities 1.6%
	Ameren Corp.		8,484	463,990
	CenterPoint Energy, Inc.		14,931	425,981
	CMS Energy Corp.		8,142	369,647
	Consolidated Edison, Inc.		9,300	737,304
	Dominion Resources, Inc.		7,841	607,129
	DTE Energy Company		5,808	607,459
	MDU Resources Group, Inc.		3,551	95,522
	NiSource, Inc.		12,715	308,339
	Public Service Enterprise Group, Inc.		18,343	808,009
	SCANA Corp.		4,051	268,622
	Sempra Energy		3,285	371,271
	WEC Energy Group, Inc.		7,746	468,788
Water utilities 0.1%
	American Water Works Company, Inc.		4,365	348,152
	Aqua America, Inc.		2,180	72,136
	Yield (%)		Shares	Value
Short-term investments 0.1%				$185,473
(Cost $185,473)
Money market funds 0.1%				185,473
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	185,473	185,473
Total investments (Cost $316,104,121)† 100.0%				$341,872,994
Other assets and liabilities, net 0.0%				$128,532
Total net assets 100.0%				$342,001,526

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       32

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $316,132,649. Net unrealized appreciation aggregated to $25,740,345, of which $32,307,951 related to appreciated investment securities and $6,567,606 related to depreciated investment securities.

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	50	Long	Jun 2017	$117,840	$119,025	$1,185
						$1,185

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       33

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $316,104,121)	$341,872,994
Cash held at broker for futures contracts	5,000
Receivable for fund shares sold	1,560,122
Dividends and interest receivable	266,824
Other receivables and prepaid expenses	5,599
Total assets	343,710,539
Liabilities
Payable for investments purchased	1,557,811
Payable for futures variation margin	280
Payable to affiliates
Accounting and legal services fees	17,727
Investment management fees	41,876
Other liabilities and accrued expenses	91,319
Total liabilities	1,709,013
Net assets	$342,001,526
Net assets consist of
Paid-in capital	$315,912,776
Undistributed net investment income	1,349,378
Accumulated net realized gain (loss) on investments	(1,030,686)
Net unrealized appreciation (depreciation) on investments	25,770,058
Net assets	$342,001,526

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$342,001,526
Shares outstanding	11,000,000
Net asset value per share	$31.09

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       34

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$4,546,719
Interest	780
Total investment income	4,547,499
Expenses
Investment management fees	674,450
Accounting and legal services fees	51,613
Transfer agent fees	14,433
Trustees' fees	1,747
Printing and postage	18,741
Professional fees	187,394
Custodian fees	52,111
Stock exchange listing fees	19,089
Other	3,228
Total expenses	1,022,806
Less expense reductions	(234,408)
Net expenses	788,398
Net investment income	3,759,101
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(1,045,257)
Redemptions in-kind	7,772,840
Futures contracts	18,196
6,745,779
Change in net unrealized appreciation (depreciation) of
Investments	24,996,693
Futures contracts	1,185
24,997,878
Net realized and unrealized gain	31,743,657
Increase in net assets from operations	$35,502,758

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       35

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$3,759,101	$195,836
Net realized gain (loss)	6,745,779	(7,748)
Change in net unrealized appreciation (depreciation)	24,997,878	772,180
Increase in net assets resulting from operations	35,502,758	960,268
Distributions to shareholders
From net investment income	(2,525,455)	(80,700)
From fund share transactions
Shares issued	336,448,827	25,820,626
Shares repurchased	(54,224,798)	—
Total from fund share transactions	282,224,029	25,820,626
Total increase	315,201,332	26,700,194
Net assets
Beginning of period	26,800,194	100,000
End of period	$342,001,526	$26,800,194
Undistributed net investment income	$1,349,378	$115,732
Share activity
Shares outstanding
Beginning of period	1,004,107	4,000
Shares issued	11,800,000	1,000,107
Shares repurchased	(1,804,107)	—
End of period	11,000,000	1,004,107

1	Period from 9-28-15 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       36

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$26.69	$24.35
Net investment income[2]	0.49	0.27
Net realized and unrealized gain on investments	4.31	2.17
Total from investment operations	4.80	2.44
Less distributions
From net investment income	(0.40)	(0.10)
Net asset value, end of period	$31.09	$26.69
Total return (%)[3]	18.13	10.01	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$342	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	0.45	0.93	[5]
Expenses including reductions	0.35	0.35	[5]
Net investment income	1.67	1.80	[5]
Portfolio turnover (%)[6]	12	6

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       37

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Large Cap ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Large Cap Index. The John Hancock Dimensional Large Cap Index is a rules-based index of large-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       38

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended April 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended April 30, 2017 were $3,266.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $1,000,973 available to offset future net realized capital gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       39

The tax character of distributions for the year ended April 30, 2017 and the period ended April 30, 2016 was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$2,525,455	$80,456
Long term capital gains	—	244
Total	$2,525,455	$80,700

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $1,349,378 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended April 30, 2017, the fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $113.7 thousand to $423.7 thousand as measured at each quarter end.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       40

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value
Equity	Receivable/payable for futures	Futures†	$1,185
† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2017:

Risk	Statement of operations location	Futures contracts
Equity	Net realized gain (loss)	$18,196

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2017:

Risk	Statement of operations location	Futures contracts
Equity	Change in unrealized appreciation (depreciation)	$1,185

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.300% of the first $300 million of the fund's average daily net assets; and (b) 0.280% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.35% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       41

dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $234,408.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.20% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $28,898,454 and $28,023,035, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $334,709,067 and $51,973,372, respectively, for the year ended April 30, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At April 30, 2017, funds within the John Hancock group of funds complex held 58.3% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHVIT Lifestyle Balanced MVP	25.4%
JHVIT Lifestyle Growth MVP	31.7%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       42

Note 9 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       43

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Large Cap ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Large Cap ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 28, 2015 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       44

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       46

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       47

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       48

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       49

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHML

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR LARGE CAP ETF       50

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Large Cap ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0612	850A 4/17 6/17

John Hancock

Multifactor Mid Cap ETF
JHMM

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Mid Cap ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
30	Financial statements
33	Financial highlights
34	Notes to financial statements
38	Auditor's report
39	Tax information
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Mid Cap Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Mid Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are between the 200th and 951st largest U.S. companies at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell Midcap Index comprises approximately 800 publicly-traded mid-cap companies in the United States.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.11
Net (%)	0.45

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities rose, outperforming both developed ex-U.S. markets and emerging markets.

The fund gained and outperformed the Russell Midcap Index

The fund generated a positive return for the period and led its benchmark, the Russell Midcap Index.

Emphasis on certain value and smaller-cap stocks within the mid-cap universe was beneficial

The fund's greater emphasis on low relative price and smaller-cap stocks contributed positively to relative performance.

SECTOR COMPOSITION AS OF 4/30/17 (%)

A note about risks

The stock prices of midsize companies can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       4

"Compared with the Russell Midcap Index, our approach generally results in the fund maintaining intentionally greater allocations to securities with smaller market capitalizations within the mid-cap portion of the market."

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Mid Cap Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

Western Digital Corp.	0.6
United Continental Holdings, Inc.	0.5
Lam Research Corp.	0.5
Fiserv, Inc.	0.4
C.R. Bard, Inc.	0.4
Parker-Hannifin Corp.	0.4
Amphenol Corp., Class A	0.4
Xcel Energy, Inc.	0.4
Quest Diagnostics, Inc.	0.4
Fifth Third Bancorp	0.4
TOTAL	4.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       5

"The fund's greater emphasis on low relative price (value) stocks contributed positively to relative performance, as value stocks outperformed growth within the mid-cap portion of the market for the period."

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the one-year period, outperforming both developed ex-U.S. markets and emerging markets. The Russell 3000 Index was up 18.58%, as compared to a 10.92% return for the MSCI World ex-USA Investable Market Index and a gain of 18.42% for the MSCI Emerging Markets Investable Market Index.

How did the fund perform for the period?

The fund outperformed the Russell Midcap Index, a cap-weighted benchmark we use as a proxy for the broad mid-cap U.S. stock market, for the one-year period.

Compared with the Russell Midcap Index, our approach generally results in the fund maintaining intentionally greater allocations to securities with smaller market capitalizations within the mid-cap portion of the market. This approach also maintains higher allocations to securities with a favorable combination of lower relative prices (in relation to book value) and higher profitability.

The fund's greater emphasis on low relative price (value) stocks contributed positively to relative performance, as value stocks outperformed growth within the mid-cap portion of the market for the period. The fund's greater emphasis on smaller market cap stocks as compared with the benchmark also had a positive impact on relative performance, as smaller-cap stocks generally outperformed. However, the fund's greater emphasis on smaller caps detracted within semiconductors and semiconductor equipment stocks, as larger-cap stocks outperformed within those industries.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       6

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Mid Cap Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

The fund held approximately 670 names. Compared with the Russell Midcap Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability. The fund's largest absolute sector exposures were to the information technology, industrials, and financials sectors.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Mid Cap ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.11
Net (%)	0.45

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $12,813.

The John Hancock Dimensional Mid Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are between the 200th and 951st largest U.S. companies at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell Midcap Index comprises approximately 800 publicly-traded mid-cap companies in the United States.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	20	7.97%	231	92.03%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	20	7.97%	231	92.03%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,144.00	$2.39	0.45%
Hypothetical example for comparison purposes	1,000.00	1,022.60	2.26	0.45%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 99.9%		$169,934,848
(Cost $156,896,351)
Consumer discretionary 13.6%		23,045,469
Auto components 1.4%
Adient PLC	1,569	115,416
Autoliv, Inc.	3,025	303,075
BorgWarner, Inc.	6,225	263,193
Delphi Automotive PLC	4,110	330,444
Gentex Corp.	12,196	251,847
Lear Corp.	3,270	466,498
The Goodyear Tire & Rubber Company	15,940	577,506
Automobiles 0.3%
Harley-Davidson, Inc.	6,772	384,717
Thor Industries, Inc.	1,245	119,744
Distributors 0.5%
Genuine Parts Company	4,857	446,941
LKQ Corp. (I)	7,553	235,956
Pool Corp.	1,436	171,774
Diversified consumer services 0.5%
Bright Horizons Family Solutions, Inc. (I)	1,375	104,665
H&R Block, Inc.	6,726	166,738
Service Corp. International	10,342	333,219
ServiceMaster Global Holdings, Inc. (I)	5,804	221,132
Hotels, restaurants and leisure 2.4%
Aramark	9,237	337,335
Chipotle Mexican Grill, Inc. (I)	580	275,193
Cracker Barrel Old Country Store, Inc.	895	143,370
Darden Restaurants, Inc.	4,325	368,447
Domino's Pizza, Inc.	1,371	248,686
Dunkin' Brands Group, Inc.	3,736	208,693
Hyatt Hotels Corp., Class A (I)	1,076	59,718
International Game Technology PLC	3,188	70,774
MGM Resorts International	12,548	385,349
Norwegian Cruise Line Holdings, Ltd. (I)	3,283	177,052
Panera Bread Company, Class A (I)	1,145	358,019
Royal Caribbean Cruises, Ltd.	3,940	420,004
Six Flags Entertainment Corp.	2,616	163,788
Vail Resorts, Inc.	1,317	260,318
Wyndham Worldwide Corp.	4,413	420,603
Wynn Resorts, Ltd.	1,116	137,279
Household durables 1.8%
CalAtlantic Group, Inc.	2,151	77,909

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       12

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
D.R. Horton, Inc.	10,442	$343,437
Garmin, Ltd.	3,341	169,856
Leggett & Platt, Inc.	6,291	330,529
Lennar Corp., A Shares	5,555	280,528
Lennar Corp., B Shares	313	13,337
Mohawk Industries, Inc. (I)	1,795	421,448
NVR, Inc. (I)	192	405,360
PulteGroup, Inc.	12,597	285,574
Toll Brothers, Inc.	6,309	227,061
Whirlpool Corp.	2,916	541,443
Internet and direct marketing retail 0.5%
Expedia, Inc.	2,338	312,637
Liberty Interactive Corp., Series A (I)	15,239	322,762
Liberty Ventures, Series A (I)	2,395	128,971
TripAdvisor, Inc. (I)	2,333	105,008
Leisure products 0.6%
Brunswick Corp.	3,504	198,852
Hasbro, Inc.	3,503	347,182
Mattel, Inc.	9,986	223,886
Polaris Industries, Inc.	2,122	180,922
Media 1.6%
AMC Entertainment Holdings, Inc., Class A	663	20,089
AMC Networks, Inc., Class A (I)	1,859	110,945
Cinemark Holdings, Inc.	5,202	224,726
Discovery Communications, Inc., Series A (I)	2,727	78,483
Discovery Communications, Inc., Series C (I)	4,413	123,476
Liberty Broadband Corp., Series A (I)	628	56,476
Liberty Broadband Corp., Series C (I)	2,370	216,049
Liberty Media Corp-Liberty SiriusXM, Class A (I)	4,593	174,993
Liberty Media Group, Series A (I)	337	11,428
Liberty Media Group, Series C (I)	2,196	76,904
Lions Gate Entertainment Corp., Class A	662	17,325
Lions Gate Entertainment Corp., Class B (I)	1,196	28,525
Live Nation Entertainment, Inc. (I)	5,004	160,929
News Corp., Class A	14,674	186,653
News Corp., Class B	4,300	55,900
Scripps Networks Interactive, Inc., Class A	2,631	196,588
TEGNA, Inc.	17,346	441,976
The Interpublic Group of Companies, Inc.	15,369	362,247
The Madison Square Garden Company, Class A (I)	881	177,759
Multiline retail 0.6%
Dollar Tree, Inc. (I)	6,028	498,938
Kohl's Corp.	8,435	329,218

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       13

	Shares	Value
Consumer discretionary (continued)
Multiline retail (continued)
Nordstrom, Inc.	4,561	$220,159
Specialty retail 2.4%
Advance Auto Parts, Inc.	2,447	347,817
AutoNation, Inc. (I)	3,688	154,896
Bed Bath & Beyond, Inc.	4,376	169,570
Best Buy Company, Inc.	8,767	454,218
Burlington Stores, Inc. (I)	2,604	257,588
CarMax, Inc. (I)	6,140	359,190
Dick's Sporting Goods, Inc.	4,773	241,275
Foot Locker, Inc.	4,620	357,311
Penske Automotive Group, Inc.	1,972	94,084
Signet Jewelers, Ltd.	1,473	96,982
Staples, Inc.	20,118	196,553
The Gap, Inc.	2,838	74,356
The Michaels Companies, Inc. (I)	2,714	63,399
Tiffany & Company	2,728	250,021
Tractor Supply Company	3,612	223,619
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,714	482,388
Williams-Sonoma, Inc.	3,897	210,633
Textiles, apparel and luxury goods 1.0%
Carter's, Inc.	2,312	212,796
Coach, Inc.	6,068	239,019
Columbia Sportswear Company	886	50,165
Hanesbrands, Inc.	12,166	265,340
lululemon athletica, Inc. (I)	2,759	143,468
Michael Kors Holdings, Ltd. (I)	4,600	171,718
PVH Corp.	3,014	304,504
Ralph Lauren Corp.	2,003	161,682
Skechers U.S.A., Inc., Class A (I)	3,683	92,996
Under Armour, Inc., Class A (I)	3,732	80,201
Under Armour, Inc., Class C (I)	3,900	75,699
Consumer staples 4.2%		7,209,932
Beverages 0.7%
Brown-Forman Corp., Class A	295	14,178
Brown-Forman Corp., Class B	6,100	288,652
Dr. Pepper Snapple Group, Inc.	5,577	511,132
Molson Coors Brewing Company, Class B	3,895	373,492
Food and staples retailing 0.5%
Casey's General Stores, Inc.	1,962	219,881
Rite Aid Corp. (I)	34,743	138,972
US Foods Holding Corp. (I)	2,137	60,263
Whole Foods Market, Inc.	9,707	353,044

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       14

	Shares	Value
Consumer staples (continued)
Food products 2.3%
Blue Buffalo Pet Products, Inc. (I)	2,674	$65,914
Bunge, Ltd.	4,061	320,941
Campbell Soup Company	4,301	247,480
ConAgra Foods, Inc.	10,266	398,115
Flowers Foods, Inc.	2,795	54,810
Ingredion, Inc.	3,042	376,660
Lamb Weston Holdings, Inc.	3,856	160,988
Lancaster Colony Corp.	454	57,159
McCormick & Company, Inc., Non-Voting Shares	3,230	322,677
Mead Johnson Nutrition Company	2,599	230,583
Pilgrim's Pride Corp.	2,921	75,829
Pinnacle Foods, Inc.	4,624	268,886
Post Holdings, Inc. (I)	2,562	215,695
Seaboard Corp.	10	42,340
The Hain Celestial Group, Inc. (I)	3,606	133,386
The Hershey Company	4,308	466,126
The J.M. Smucker Company	2,966	375,852
TreeHouse Foods, Inc. (I)	1,870	163,812
Household products 0.5%
Church & Dwight Company, Inc.	5,027	248,987
Spectrum Brands Holdings, Inc.	1,027	147,611
The Clorox Company	3,340	446,525
Personal products 0.2%
Coty, Inc., Class A	974	17,386
Edgewell Personal Care Company (I)	3,133	223,978
Herbalife, Ltd. (I)	2,981	188,578
Energy 3.5%		6,004,059
Energy equipment and services 0.8%
Core Laboratories NV	1,727	191,386
Helmerich & Payne, Inc.	5,803	351,894
Nabors Industries, Ltd.	5,479	56,653
National Oilwell Varco, Inc.	5,850	204,575
Patterson-UTI Energy, Inc.	2,131	46,126
RPC, Inc.	530	9,630
TechnipFMC PLC (I)	10,412	313,714
Transocean, Ltd. (I)	10,786	118,970
U.S. Silica Holdings, Inc.	884	36,686
Weatherford International PLC (I)	9,400	54,238
Oil, gas and consumable fuels 2.7%
Antero Resources Corp. (I)	8,149	172,677
Cabot Oil & Gas Corp.	9,918	230,494
Cheniere Energy Partners LP Holdings LLC	1,015	26,065
Cheniere Energy, Inc. (I)	2,600	117,910

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       15

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Chesapeake Energy Corp. (I)	6,863	$36,099
Cimarex Energy Company	1,917	223,676
Concho Resources, Inc. (I)	3,024	383,020
CONSOL Energy, Inc. (I)	3,892	59,081
Continental Resources, Inc. (I)	703	29,814
Diamondback Energy, Inc. (I)	2,113	210,962
Energen Corp. (I)	2,213	115,054
EQT Corp.	5,005	290,991
Hess Corp.	2,659	129,839
HollyFrontier Corp.	9,322	262,321
Marathon Oil Corp.	9,530	141,711
Murphy Oil Corp.	7,747	202,816
Newfield Exploration Company (I)	4,247	147,031
Noble Energy, Inc.	8,580	277,391
ONEOK, Inc.	7,072	372,058
Parsley Energy, Inc., Class A (I)	5,253	156,487
PDC Energy, Inc. (I)	1,115	61,581
Range Resources Corp.	6,501	172,211
Rice Energy, Inc. (I)	2,127	45,284
RSP Permian, Inc. (I)	2,416	91,929
Southwestern Energy Company (I)	5,549	41,673
Targa Resources Corp.	2,594	143,007
Tesoro Corp.	4,093	326,253
Whiting Petroleum Corp. (I)	6,070	50,381
WPX Energy, Inc. (I)	8,581	102,371
Financials 15.5%		26,354,734
Banks 5.2%
Associated Banc-Corp.	2,202	54,830
Bank of the Ozarks, Inc.	3,466	164,531
BankUnited, Inc.	3,629	128,067
BOK Financial Corp.	1,125	94,826
CIT Group, Inc.	7,987	369,878
Citizens Financial Group, Inc.	13,483	494,961
Comerica, Inc.	6,014	425,190
Commerce Bancshares, Inc.	4,688	257,606
Cullen/Frost Bankers, Inc.	2,409	227,386
East West Bancorp, Inc.	6,778	367,842
Fifth Third Bancorp	25,798	630,245
First Citizens BancShares, Inc., Class A	92	32,022
First Hawaiian, Inc.	764	22,744
First Horizon National Corp.	6,260	114,871
First Republic Bank	4,705	435,024
Hancock Holding Company	1,013	47,307

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       16

	Shares	Value
Financials (continued)
Banks (continued)
Home BancShares, Inc.	1,553	$39,524
Huntington Bancshares, Inc.	36,614	470,856
Investors Bancorp, Inc.	11,753	162,779
KeyCorp	32,584	594,332
M&T Bank Corp.	2,828	439,499
PacWest Bancorp	5,458	269,571
People's United Financial, Inc.	13,984	244,300
Popular, Inc.	3,093	129,628
Prosperity Bancshares, Inc.	2,471	166,051
Regions Financial Corp.	40,858	561,798
Signature Bank (I)	2,184	302,375
SVB Financial Group (I)	2,017	354,871
Synovus Financial Corp.	4,980	208,164
Texas Capital Bancshares, Inc. (I)	645	49,085
UMB Financial Corp.	511	37,042
Umpqua Holdings Corp.	9,389	165,904
Webster Financial Corp.	3,270	166,149
Western Alliance Bancorp (I)	3,179	152,274
Wintrust Financial Corp.	891	63,136
Zions Bancorporation	7,838	313,755
Capital markets 3.2%
Affiliated Managers Group, Inc.	1,707	282,662
Ameriprise Financial, Inc.	3,887	496,953
CBOE Holdings, Inc.	3,333	274,673
E*TRADE Financial Corp. (I)	10,384	358,767
Eaton Vance Corp.	6,665	286,128
FactSet Research Systems, Inc.	1,956	319,337
Invesco, Ltd.	10,757	354,336
Legg Mason, Inc.	4,671	174,602
MarketAxess Holdings, Inc.	1,336	257,207
Moody's Corp.	4,180	494,578
MSCI, Inc.	3,490	350,117
Nasdaq, Inc.	3,867	266,320
Northern Trust Corp.	3,618	325,620
Raymond James Financial, Inc.	5,033	375,059
SEI Investments Company	5,875	297,921
T. Rowe Price Group, Inc.	1,970	139,653
TD Ameritrade Holding Corp.	7,932	303,558
Wins Finance Holdings, Inc. (I)	9	413
Consumer finance 0.6%
Ally Financial, Inc.	28,059	555,568
Credit Acceptance Corp. (I)	355	72,154
Navient Corp.	18,481	280,911

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       17

	Shares	Value
Financials (continued)
Consumer finance (continued)
OneMain Holdings, Inc. (I)	1,507	$35,143
Santander Consumer USA Holdings, Inc. (I)	5,573	71,000
SLM Corp. (I)	5,295	66,399
Diversified financial services 0.3%
Leucadia National Corp.	11,367	288,608
Voya Financial, Inc.	8,110	303,152
Insurance 6.0%
Alleghany Corp. (I)	582	355,427
American Financial Group, Inc.	4,380	426,218
AmTrust Financial Services, Inc.	4,145	66,527
Arch Capital Group, Ltd. (I)	3,445	334,062
Arthur J. Gallagher & Company	5,782	322,693
Assurant, Inc.	3,462	333,183
Assured Guaranty, Ltd.	9,877	376,610
Athene Holding Ltd., Class A (I)	232	12,368
Axis Capital Holdings, Ltd.	4,925	324,558
Brown & Brown, Inc.	6,400	274,560
Cincinnati Financial Corp.	4,595	331,254
CNA Financial Corp.	866	39,195
Erie Indemnity Company, Class A	972	120,353
Everest Re Group, Ltd.	1,354	340,815
First American Financial Corp.	4,945	214,662
FNF Group	6,801	278,501
Lincoln National Corp.	6,917	456,038
Loews Corp.	6,525	304,196
Markel Corp. (I)	322	312,211
Old Republic International Corp.	12,598	260,527
Principal Financial Group, Inc.	8,738	569,106
Reinsurance Group of America, Inc.	3,557	444,767
RenaissanceRe Holdings, Ltd.	2,402	341,492
The Hanover Insurance Group, Inc.	1,575	139,025
The Hartford Financial Services Group, Inc.	8,947	432,677
The Progressive Corp.	11,464	455,350
Torchmark Corp.	4,198	322,029
Unum Group	10,451	484,195
Validus Holdings, Ltd.	4,247	234,774
W.R. Berkley Corp.	6,020	409,240
White Mountains Insurance Group, Ltd.	192	164,916
Willis Towers Watson PLC	3,240	429,689
XL Group, Ltd.	7,998	334,716
Thrifts and mortgage finance 0.2%
New York Community Bancorp, Inc.	17,021	226,209
Radian Group, Inc.	3,678	62,085

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       18

	Shares	Value
Financials (continued)
Thrifts and mortgage finance (continued)
TFS Financial Corp.	1,889	$31,244
Health care 9.9%		16,831,862
Biotechnology 1.1%
ACADIA Pharmaceuticals, Inc. (I)	1,429	49,058
Alkermes PLC (I)	3,542	206,322
Alnylam Pharmaceuticals, Inc. (I)	987	52,903
BioMarin Pharmaceutical, Inc. (I)	2,646	253,593
Bioverativ, Inc. (I)	1,516	89,156
Exelixis, Inc. (I)	2,234	50,042
Incyte Corp. (I)	2,572	319,648
Ionis Pharmaceuticals, Inc. (I)	2,547	122,740
Neurocrine Biosciences, Inc. (I)	1,833	97,882
OPKO Health, Inc. (I)	9,119	70,855
Seattle Genetics, Inc. (I)	1,950	133,185
TESARO, Inc. (I)	429	63,316
United Therapeutics Corp. (I)	2,563	322,169
Health care equipment and supplies 3.1%
ABIOMED, Inc. (I)	1,082	141,006
Align Technology, Inc. (I)	2,282	307,203
C.R. Bard, Inc.	2,453	754,248
DENTSPLY SIRONA, Inc.	5,700	360,468
DexCom, Inc. (I)	1,795	139,938
Edwards Lifesciences Corp. (I)	5,642	618,758
Hill-Rom Holdings, Inc.	2,181	164,971
Hologic, Inc. (I)	10,765	486,040
IDEXX Laboratories, Inc. (I)	2,488	417,312
Masimo Corp. (I)	567	58,254
ResMed, Inc.	4,526	307,723
STERIS PLC	3,712	273,946
Teleflex, Inc.	1,882	389,367
The Cooper Companies, Inc.	1,685	337,556
Varian Medical Systems, Inc. (I)	3,845	348,895
West Pharmaceutical Services, Inc.	2,523	232,192
Health care providers and services 3.3%
Acadia Healthcare Company, Inc. (I)	2,841	123,811
AmerisourceBergen Corp.	4,663	382,599
Centene Corp. (I)	6,994	520,354
DaVita, Inc. (I)	7,570	522,406
Envision Healthcare Corp. (I)	5,867	328,728
HealthSouth Corp.	3,892	182,535
Henry Schein, Inc. (I)	2,747	477,429
Laboratory Corp. of America Holdings (I)	3,856	540,418
MEDNAX, Inc. (I)	5,191	313,329

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       19

	Shares	Value
Health care (continued)
Health care providers and services (continued)
Patterson Companies, Inc.	5,439	$241,981
Premier, Inc., Class A (I)	2,214	74,833
Quest Diagnostics, Inc.	6,294	664,080
Universal Health Services, Inc., Class B	4,356	526,031
VCA, Inc. (I)	3,817	349,523
WellCare Health Plans, Inc. (I)	2,372	363,889
Health care technology 0.5%
athenahealth, Inc. (I)	1,363	133,588
Cerner Corp. (I)	8,820	571,095
Veeva Systems, Inc., Class A (I)	2,360	126,543
Life sciences tools and services 1.6%
Agilent Technologies, Inc.	6,627	364,816
Bio-Rad Laboratories, Inc., Class A (I)	1,022	223,062
Bio-Techne Corp.	1,358	145,415
Bruker Corp.	3,354	81,804
Charles River Laboratories International, Inc. (I)	2,209	198,147
Mettler-Toledo International, Inc. (I)	933	479,021
Patheon NV (I)	271	7,293
PerkinElmer, Inc.	5,802	344,697
Quintiles Transnational Holdings, Inc. (I)	3,027	255,116
VWR Corp. (I)	3,263	92,212
Waters Corp. (I)	2,638	448,170
Pharmaceuticals 0.3%
Jazz Pharmaceuticals PLC (I)	2,799	445,812
Mallinckrodt PLC (I)	2,864	134,379
Industrials 15.9%		26,993,217
Aerospace and defense 2.3%
Arconic, Inc.	10,000	273,300
BWX Technologies, Inc.	3,187	156,705
Curtiss-Wright Corp.	1,552	145,050
HEICO Corp.	922	65,509
HEICO Corp., Class A	1,693	103,750
Hexcel Corp.	4,406	228,011
Huntington Ingalls Industries, Inc.	1,772	355,977
L3 Technologies, Inc.	2,538	435,952
Orbital ATK, Inc.	2,735	270,765
Rockwell Collins, Inc.	4,682	487,349
Spirit AeroSystems Holdings, Inc., Class A	6,923	395,719
Teledyne Technologies, Inc. (I)	1,334	179,863
Textron, Inc.	9,124	425,726
TransDigm Group, Inc.	1,325	326,917

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       20

	Shares	Value
Industrials (continued)
Air freight and logistics 0.5%
C.H. Robinson Worldwide, Inc.	4,914	$357,248
Expeditors International of Washington, Inc.	6,102	342,261
XPO Logistics, Inc. (I)	3,316	163,777
Airlines 1.0%
Alaska Air Group, Inc.	5,487	466,889
Copa Holdings SA, Class A	525	61,121
JetBlue Airways Corp. (I)	16,605	362,487
United Continental Holdings, Inc. (I)	11,414	801,377
Building products 1.1%
Allegion PLC	3,827	300,955
AO Smith Corp.	5,287	284,864
Fortune Brands Home & Security, Inc.	5,371	342,348
Lennox International, Inc.	1,695	280,336
Masco Corp.	6,658	246,479
Owens Corning	5,459	332,180
USG Corp. (I)	4,065	123,170
Commercial services and supplies 1.1%
Cintas Corp.	3,031	371,207
Copart, Inc. (I)	10,783	333,195
KAR Auction Services, Inc.	6,682	291,469
Republic Services, Inc.	9,237	581,839
Rollins, Inc.	3,907	151,709
Stericycle, Inc. (I)	2,128	181,604
Construction and engineering 0.7%
AECOM (I)	6,061	207,347
EMCOR Group, Inc.	1,453	95,520
Fluor Corp.	6,730	345,384
Jacobs Engineering Group, Inc.	4,856	266,692
Quanta Services, Inc. (I)	8,167	289,438
Electrical equipment 1.1%
Acuity Brands, Inc.	1,009	177,685
AMETEK, Inc.	7,852	449,134
Hubbell, Inc.	3,194	361,337
Rockwell Automation, Inc.	3,916	616,183
Sensata Technologies Holding NV (I)	6,835	281,465
Industrial conglomerates 0.5%
Carlisle Companies, Inc.	2,913	295,349
Roper Technologies, Inc.	2,714	593,552
Machinery 4.5%
AGCO Corp.	4,119	263,575
Allison Transmission Holdings, Inc.	7,254	280,585
Colfax Corp. (I)	2,682	108,541
Crane Company	1,460	116,669

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       21

	Shares	Value
Industrials (continued)
Machinery (continued)
Donaldson Company, Inc.	7,488	$346,545
Dover Corp.	6,034	475,962
Flowserve Corp.	5,707	290,315
Graco, Inc.	2,268	244,604
IDEX Corp.	3,728	390,545
Ingersoll-Rand PLC	4,510	400,263
ITT, Inc.	3,739	157,524
Lincoln Electric Holdings, Inc.	2,574	229,163
Nordson Corp.	2,299	287,835
Oshkosh Corp.	2,631	182,565
Parker-Hannifin Corp.	4,630	744,504
Pentair PLC	5,195	335,129
Snap-on, Inc.	2,170	363,540
Stanley Black & Decker, Inc.	4,564	621,389
The Middleby Corp. (I)	2,068	281,517
The Toro Company	4,221	274,027
Trinity Industries, Inc.	5,325	143,243
WABCO Holdings, Inc. (I)	2,443	290,399
Wabtec Corp.	3,645	305,779
Woodward, Inc.	1,774	120,047
Xylem, Inc.	6,454	331,800
Professional services 1.0%
Equifax, Inc.	4,110	556,124
ManpowerGroup, Inc.	3,476	351,006
Robert Half International, Inc.	5,655	260,413
The Dun & Bradstreet Corp.	1,549	169,786
TransUnion (I)	2,914	116,647
Verisk Analytics, Inc. (I)	3,545	293,561
Road and rail 0.8%
AMERCO	349	130,687
Genesee & Wyoming, Inc., Class A (I)	2,261	153,205
J.B. Hunt Transport Services, Inc.	3,172	284,402
Kansas City Southern	3,196	287,864
Old Dominion Freight Line, Inc.	3,321	293,975
Ryder Systems, Inc.	3,513	238,568
Trading companies and distributors 1.1%
Air Lease Corp.	1,879	71,665
Fastenal Company	7,566	338,049
HD Supply Holdings, Inc. (I)	7,443	299,953
MSC Industrial Direct Company, Inc., Class A	2,088	186,939
United Rentals, Inc. (I)	3,707	406,510
Univar, Inc. (I)	1,084	32,357
W.W. Grainger, Inc.	1,803	347,438

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       22

	Shares	Value
Industrials (continued)
Trading companies and distributors (continued)
Watsco, Inc.	1,012	$140,466
Transportation infrastructure 0.2%
Macquarie Infrastructure Corp.	2,966	241,343
Information technology 17.9%		30,484,295
Communications equipment 1.8%
Arista Networks, Inc. (I)	1,568	218,956
ARRIS International PLC (I)	9,128	237,237
Brocade Communications Systems, Inc.	23,161	291,134
CommScope Holding Company, Inc. (I)	7,904	332,284
EchoStar Corp., Class A (I)	1,810	104,184
F5 Networks, Inc. (I)	2,862	369,570
Harris Corp.	4,643	519,505
Juniper Networks, Inc.	12,358	371,605
Motorola Solutions, Inc.	3,962	340,613
Palo Alto Networks, Inc. (I)	1,115	120,877
Ubiquiti Networks, Inc. (I)	756	38,949
ViaSat, Inc. (I)	1,782	114,101
Electronic equipment, instruments and components 2.6%
Amphenol Corp., Class A	9,462	684,197
Arrow Electronics, Inc. (I)	6,522	459,801
Avnet, Inc.	7,030	271,991
CDW Corp.	7,026	415,166
Cognex Corp.	1,994	170,168
Coherent, Inc. (I)	260	56,056
Dolby Laboratories, Inc., Class A	2,256	118,959
Flex, Ltd. (I)	24,330	376,142
FLIR Systems, Inc.	6,238	229,122
IPG Photonics Corp. (I)	1,428	180,385
Jabil Circuit, Inc.	10,759	312,226
Keysight Technologies, Inc. (I)	7,816	292,553
National Instruments Corp.	4,156	145,086
SYNNEX Corp.	1,541	167,091
Trimble, Inc. (I)	8,780	311,075
Universal Display Corp.	326	29,128
Zebra Technologies Corp., Class A (I)	1,755	165,444
Internet software and services 1.2%
Akamai Technologies, Inc. (I)	5,687	346,566
CoStar Group, Inc. (I)	980	236,072
GoDaddy, Inc., Class A (I)	660	25,687
InterActiveCorp (I)	3,978	330,214
j2 Global, Inc.	2,017	182,014
LogMeIn, Inc.	1,300	146,900
Match Group, Inc. (I)	1,264	23,548

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       23

	Shares	Value
Information technology (continued)
Internet software and services (continued)
MercadoLibre, Inc.	1,303	$298,270
Nutanix, Inc., Class A (I)	106	1,610
VeriSign, Inc. (I)	2,864	254,667
Zillow Group, Inc., Class A (I)	1,132	43,571
Zillow Group, Inc., Class C (I)	2,489	97,071
IT services 4.0%
Alliance Data Systems Corp.	1,703	425,120
Amdocs, Ltd.	5,911	361,990
Black Knight Financial Services, Inc., Class A (I)	864	35,770
Booz Allen Hamilton Holding Corp.	5,121	183,998
Broadridge Financial Solutions, Inc.	4,038	282,418
CSRA, Inc.	6,560	190,765
DST Systems, Inc.	2,154	265,179
DXC Technology Company (I)	6,457	486,470
EPAM Systems, Inc. (I)	1,001	77,077
Euronet Worldwide, Inc. (I)	1,855	153,260
First Data Corp., Class A (I)	6,660	104,029
Fiserv, Inc. (I)	6,374	759,398
FleetCor Technologies, Inc. (I)	1,974	278,610
Gartner, Inc. (I)	3,575	407,872
Genpact, Ltd.	8,017	195,775
Global Payments, Inc.	4,454	364,159
Jack Henry & Associates, Inc.	3,795	367,811
Leidos Holdings, Inc.	6,149	323,806
MAXIMUS, Inc.	2,664	162,477
Sabre Corp.	6,372	149,169
Square, Inc., Class A (I)	2,695	49,157
Teradata Corp. (I)	6,778	197,782
The Western Union Company	12,136	241,021
Total System Services, Inc.	5,437	311,594
Vantiv, Inc., Class A (I)	5,093	315,970
WEX, Inc. (I)	992	100,648
Semiconductors and semiconductor equipment 3.1%
Advanced Micro Devices, Inc. (I)	8,557	113,808
Analog Devices, Inc.	8,242	628,040
Cavium, Inc. (I)	1,444	99,419
Cypress Semiconductor Corp.	8,334	116,759
First Solar, Inc. (I)	3,913	115,629
Lam Research Corp.	5,319	770,457
Marvell Technology Group, Ltd.	17,993	270,255
Maxim Integrated Products, Inc.	9,547	421,500
Microchip Technology, Inc.	5,958	450,306
Microsemi Corp. (I)	4,368	205,034

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       24

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
ON Semiconductor Corp. (I)	24,337	$345,099
Qorvo, Inc. (I)	4,963	337,633
Skyworks Solutions, Inc.	6,122	610,608
Teradyne, Inc.	10,391	366,491
Xilinx, Inc.	8,011	505,574
Software 3.7%
ANSYS, Inc. (I)	3,003	330,810
Aspen Technology, Inc. (I)	1,657	101,889
Atlassian Corp. PLC, Class A (I)	1,232	42,479
Autodesk, Inc. (I)	4,285	385,950
CA, Inc.	11,908	390,940
Cadence Design Systems, Inc. (I)	12,772	415,984
CDK Global, Inc.	5,341	347,218
Citrix Systems, Inc. (I)	4,999	404,619
Dell Technologies, Inc., Class V (I)	2,322	155,829
Fair Isaac Corp.	1,318	178,563
Fortinet, Inc. (I)	4,545	177,255
Guidewire Software, Inc. (I)	2,073	127,469
Nuance Communications, Inc. (I)	11,950	213,786
PTC, Inc. (I)	4,868	263,115
Red Hat, Inc. (I)	4,169	367,206
ServiceNow, Inc. (I)	2,136	201,809
Splunk, Inc. (I)	3,353	215,631
SS&C Technologies Holdings, Inc.	7,684	282,310
Symantec Corp.	18,492	584,902
Synopsys, Inc. (I)	5,884	433,651
Tableau Software, Inc., Class A (I)	1,242	66,671
Take-Two Interactive Software, Inc. (I)	2,690	169,067
The Ultimate Software Group, Inc. (I)	928	188,078
Tyler Technologies, Inc. (I)	1,201	196,472
Workday, Inc., Class A (I)	1,523	133,110
Technology hardware, storage and peripherals 1.5%
NCR Corp. (I)	8,477	349,676
NetApp, Inc.	12,631	503,345
Seagate Technology PLC	11,461	482,852
Western Digital Corp.	10,664	949,842
Xerox Corp.	34,219	246,035
Materials 6.7%		11,328,187
Chemicals 2.8%
Albemarle Corp.	3,592	391,205
Ashland Global Holdings, Inc.	3,013	372,106
Axalta Coating Systems, Ltd. (I)	7,882	247,258
Celanese Corp., Series A	4,453	387,589

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       25

	Shares	Value
Materials (continued)
Chemicals (continued)
CF Industries Holdings, Inc.	9,940	$265,796
Eastman Chemical Company	4,891	390,057
FMC Corp.	5,015	367,248
Huntsman Corp.	7,078	175,322
International Flavors & Fragrances, Inc.	2,168	300,463
NewMarket Corp.	414	194,870
Olin Corp.	4,626	148,633
RPM International, Inc.	5,923	311,313
The Chemours Company	2,543	102,457
The Mosaic Company	6,744	181,616
The Scotts Miracle-Gro Company, Class A	2,219	214,355
The Valspar Corp.	2,410	270,980
Valvoline, Inc.	388	8,633
W.R. Grace & Company	2,861	199,469
Westlake Chemical Corp.	1,676	104,331
Construction materials 0.6%
Eagle Materials, Inc.	1,792	171,978
Martin Marietta Materials, Inc.	1,737	382,470
Vulcan Materials Company	4,123	498,388
Containers and packaging 2.1%
AptarGroup, Inc.	3,181	255,434
Avery Dennison Corp.	4,446	369,952
Ball Corp.	4,524	347,850
Bemis Company, Inc.	6,254	280,992
Berry Plastics Group, Inc. (I)	4,477	223,850
Crown Holdings, Inc. (I)	5,600	314,104
Graphic Packaging Holding Company	18,615	252,792
Packaging Corp. of America	5,775	570,455
Sealed Air Corp.	7,066	311,045
Sonoco Products Company	6,822	356,859
WestRock Company	5,312	284,511
Metals and mining 1.2%
Alcoa Corp.	4,567	154,045
Freeport-McMoRan, Inc. (I)	16,234	206,984
Newmont Mining Corp.	11,973	404,807
Nucor Corp.	8,089	496,098
Reliance Steel & Aluminum Company	3,647	287,457
Royal Gold, Inc.	1,816	128,355
Steel Dynamics, Inc.	9,806	354,389
United States Steel Corp.	1,867	41,671
Real estate 6.4%		10,951,142
Equity real estate investment trusts 5.9%
Alexandria Real Estate Equities, Inc.	2,110	237,396

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       26

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
American Campus Communities, Inc.	3,835	$181,741
American Homes 4 Rent, Class A	4,140	95,427
Apartment Investment & Management Company, Class A	4,678	204,616
Apple Hospitality REIT, Inc.	4,201	78,685
Brixmor Property Group, Inc.	6,438	127,151
Camden Property Trust	2,575	212,000
Colony NorthStar, Inc., Class A	5,553	72,578
CoreCivic, Inc.	1,207	41,581
CoreSite Realty Corp.	660	64,581
CubeSmart	4,966	125,838
CyrusOne, Inc.	1,580	86,331
DCT Industrial Trust, Inc.	2,363	119,473
DDR Corp.	9,142	98,825
Digital Realty Trust, Inc.	2,631	302,144
Douglas Emmett, Inc.	4,271	160,889
Duke Realty Corp.	9,615	266,624
DuPont Fabros Technology, Inc.	794	40,931
EPR Properties	1,647	119,753
Equity Commonwealth (I)	3,311	105,919
Equity LifeStyle Properties, Inc.	2,313	187,145
Essex Property Trust, Inc.	1,178	287,986
Extra Space Storage, Inc.	3,038	229,460
Federal Realty Investment Trust	1,724	225,654
Forest City Realty Trust, Inc., Class A	6,984	157,838
Gaming and Leisure Properties, Inc.	4,542	158,062
Gramercy Property Trust	3,678	102,212
HCP, Inc.	2,880	90,288
Healthcare Realty Trust, Inc.	1,703	55,858
Healthcare Trust of America, Inc., Class A	3,616	115,314
Highwoods Properties, Inc.	2,894	147,247
Hospitality Properties Trust	4,726	150,429
Host Hotels & Resorts, Inc.	13,233	237,532
Hudson Pacific Properties, Inc.	2,539	87,240
Iron Mountain, Inc.	6,740	234,282
Kilroy Realty Corp.	2,773	195,580
Kimco Realty Corp.	7,346	149,050
Lamar Advertising Company, Class A	3,084	222,264
Liberty Property Trust	4,392	178,183
Life Storage, Inc.	1,047	82,074
Medical Properties Trust, Inc.	5,620	73,453
MGM Growth Properties LLC, Class A	1,171	33,514
Mid-America Apartment Communities, Inc.	2,214	219,651
National Retail Properties, Inc.	4,267	180,153
Omega Healthcare Investors, Inc.	5,586	184,338

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       27

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Paramount Group, Inc.	4,894	$80,262
Park Hotels & Resorts, Inc.	1,224	31,420
Realty Income Corp.	4,208	245,537
Regency Centers Corp.	2,891	182,653
Retail Properties of America, Inc., Class A	5,778	77,079
SBA Communications Corp. (I)	3,282	415,140
Senior Housing Properties Trust	7,019	151,049
SL Green Realty Corp.	1,797	188,559
Spirit Realty Capital, Inc.	13,684	128,903
STORE Capital Corp.	3,673	88,115
Sun Communities, Inc.	1,598	133,609
Taubman Centers, Inc.	1,765	110,401
The Macerich Company	2,659	166,001
UDR, Inc.	6,568	245,249
Uniti Group, Inc. (I)	2,919	80,156
VEREIT, Inc.	20,833	174,372
Weingarten Realty Investors	3,541	116,039
Weyerhaeuser Company	15,807	535,383
WP Carey, Inc.	3,015	188,739
Real estate management and development 0.5%
CBRE Group, Inc., Class A (I)	9,060	324,439
Jones Lang LaSalle, Inc.	1,993	228,916
Realogy Holdings Corp.	6,550	200,103
The Howard Hughes Corp. (I)	1,070	131,728
Telecommunication services 0.4%		752,664
Diversified telecommunication services 0.4%
CenturyLink, Inc.	11,752	301,674
Level 3 Communications, Inc. (I)	4,540	275,850
Zayo Group Holdings, Inc. (I)	4,994	175,140
Utilities 5.9%		9,979,287
Electric utilities 2.3%
Alliant Energy Corp.	7,715	303,354
Entergy Corp.	5,963	454,738
Eversource Energy	7,410	440,154
FirstEnergy Corp.	15,355	459,729
Great Plains Energy, Inc.	7,203	213,137
IDACORP, Inc.	1,635	138,190
OGE Energy Corp.	11,028	383,554
Pinnacle West Capital Corp.	4,382	372,864
Portland General Electric Company	3,488	158,146
Westar Energy, Inc.	6,140	319,464
Xcel Energy, Inc.	15,088	679,714

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       28

			Shares	Value
Utilities (continued)
Gas utilities 0.7%
	Atmos Energy Corp.		4,514	$365,724
	National Fuel Gas Company		2,837	157,113
	Southwest Gas Holdings, Inc.		779	65,249
	UGI Corp.		9,079	455,403
	WGL Holdings, Inc.		1,325	109,260
Independent power and renewable electricity producers 0.4%
	AES Corp.		33,210	375,605
	Calpine Corp. (I)		16,817	171,533
	NRG Energy, Inc.		10,459	176,757
Multi-utilities 2.1%
	Ameren Corp.		7,918	433,035
	CenterPoint Energy, Inc.		14,775	421,531
	CMS Energy Corp.		9,610	436,294
	DTE Energy Company		5,042	527,343
	MDU Resources Group, Inc.		10,183	273,923
	NiSource, Inc.		21,018	509,687
	SCANA Corp.		5,210	345,475
	Vectren Corp.		3,545	210,644
	WEC Energy Group, Inc.		6,522	394,711
Water utilities 0.4%
	American Water Works Company, Inc.		5,597	446,417
	Aqua America, Inc.		5,456	180,539
	Yield (%)		Shares	Value
Short-term investments 0.1%				$162,100
(Cost $162,100)
Money market funds 0.1%				162,100
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	162,100	162,100
Total investments (Cost $157,058,451)† 100.0%				$170,096,948
Other assets and liabilities, net 0.0%				($3,726)
Total net assets 100.0%				$170,093,222

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $157,086,291. Net unrealized appreciation aggregated to $13,010,657, of which $16,662,019 related to appreciated investment securities and $3,651,362 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       29

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $157,058,451)	$170,096,948
Cash	1,957
Dividends and interest receivable	81,146
Other receivables and prepaid expenses	4,235
Total assets	170,184,286
Liabilities
Payable to affiliates
Accounting and legal services fees	8,679
Investment management fees	24,184
Other liabilities and accrued expenses	58,201
Total liabilities	91,064
Net assets	$170,093,222
Net assets consist of
Paid-in capital	$157,290,173
Undistributed net investment income	403,119
Accumulated net realized gain (loss) on investments	(638,567)
Net unrealized appreciation (depreciation) on investments	13,038,497
Net assets	$170,093,222

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$170,093,222
Shares outstanding	5,550,000
Net asset value per share	$30.65

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       30

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$1,806,624
Interest	244
Total investment income	1,806,868
Expenses
Investment management fees	449,885
Accounting and legal services fees	25,766
Transfer agent fees	14,433
Trustees' fees	1,010
Printing and postage	17,726
Professional fees	117,772
Custodian fees	40,519
Stock exchange listing fees	19,089
Other	2,587
Total expenses	688,787
Less expense reductions	(182,588)
Net expenses	506,199
Net investment income	1,300,669
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(612,152)
Redemptions in-kind	4,756,719
4,144,567
Change in net unrealized appreciation (depreciation) of
Investments	12,471,627
12,471,627
Net realized and unrealized gain	16,616,194
Increase in net assets from operations	$17,916,863

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       31

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$1,300,669	$134,068
Net realized gain (loss)	4,144,567	(25,085)
Change in net unrealized appreciation (depreciation)	12,471,627	566,870
Increase in net assets resulting from operations	17,916,863	675,853
Distributions to shareholders
From net investment income	(974,578)	(58,506)
From fund share transactions
Shares issued	165,935,421	18,937,237
Shares repurchased	(32,339,068)	—
Total from fund share transactions	133,596,353	18,937,237
Total increase	150,538,638	19,554,584
Net assets
Beginning of period	19,554,584	—
End of period	$170,093,222	$19,554,584
Undistributed net investment income	$403,119	$77,028
Share activity
Shares outstanding
Beginning of period	750,000	—
Shares issued	5,900,000	750,000
Shares repurchased	(1,100,000)	—
End of period	5,550,000	750,000

1	Period from 9-28-15 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       32

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$26.07	$24.29
Net investment income[2]	0.33	0.21
Net realized and unrealized gain on investments	4.58	1.65
Total from investment operations	4.91	1.86
Less distributions
From net investment income	(0.33)	(0.08)
Net asset value, end of period	$30.65	$26.07
Total return (%)[3]	18.96	7.70	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$170	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.61	1.11	[5]
Expenses including reductions	0.45	0.45	[5]
Net investment income	1.16	1.44	[5]
Portfolio turnover (%)[6]	14	12

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       33

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Mid Cap ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Mid Cap Index. The John Hancock Dimensional Mid Cap Index is a rules-based index of mid-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       34

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended April 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended April 30, 2017 were $3,025.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $610,727 available to offset future net realized capital gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended April 30, 2017 and the period ended April 30, 2016 was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$974,578	$58,170

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       35

	April 30, 2017	April 30, 2016
Long term capital gains	—	336
Total	$974,578	$58,506

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $403,119 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $300 million of the fund's average daily net assets; and (b) 0.370% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.45% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $182,588.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.24% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       36

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $15,822,703 and $15,621,652, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $165,718,503 and $31,810,069, respectively, for the year ended April 30, 2017.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At April 30, 2017, funds within the John Hancock group of funds complex held 58.7% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHVIT Lifestyle Balanced MVP	25.6%
JHVIT Lifestyle Growth MVP	31.9%

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       37

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Mid Cap ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Mid Cap ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 28, 2015 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       38

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       42

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       43

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMM

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MID CAP ETF       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Mid Cap ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0613	840A 4/17 6/17

John Hancock

Multifactor Technology ETF
JHMT

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Technology ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
20	Notes to financial statements
24	Auditor's report
25	Tax information
26	Trustees and Officers
30	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Technology Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Technology Index is designed to comprise securities in the technology sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The technology sector is composed of companies in areas such as the creation, development or provision of software, hardware, internet services, database management, information technology consulting and services, data processing, or semi-conductors. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Technology Index comprises securities classified in the technology sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.18
Net (%)	0.50

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities had positive performance for the one-year period, outperforming both developed ex-U.S. markets and emerging markets.

The fund was up and narrowly led the benchmark

With an exclusive focus on information technology, the fund generated a positive return for the period and led its benchmark, the Russell 1000 Technology Index.

Value emphasis contributed to performance

The fund's greater emphasis on low relative price stocks contributed positively to relative performance, as value stocks outperformed growth within the technology sector.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       4

"The fund's emphasis on low relative price (value) stocks contributed positively to relative performance, as value stocks outperformed growth within the information technology sector for the period."

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Technology Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

Microsoft Corp.	6.1
Apple, Inc.	5.9
Facebook, Inc., Class A	5.7
Alphabet, Inc., Class A	5.0
Intel Corp.	4.7
Cisco Systems, Inc.	3.4
Oracle Corp.	3.2
IBM Corp.	2.7
Micron Technology, Inc.	1.8
Western Digital Corp.	1.7
TOTAL	40.2
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       5

"Compared with the Russell 1000 Technology Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations, while emphasizing companies with higher profitability."

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index was up 18.58%, as compared with a 10.92% return for the MSCI World ex-USA Investable Market Index and a 18.42% return for the MSCI Emerging Markets Investable Market Index.

How did the fund perform for the period?

The fund narrowly outperformed the Russell 1000 Technology Index, a cap-weighted benchmark we use as a proxy for the information technology sector of the U.S. stock market.

Relative to most commercial measures of the information technology sector, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

The fund's emphasis on low relative price (value) stocks contributed positively to relative performance, as value stocks outperformed growth within the information technology sector for the period. Contributors included Applied Materials, Inc., NVIDIA Corp., and Western Digital Corp.

The benchmark held a more concentrated position in Apple, Inc., which detracted from the fund's

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       6

relative performance, as Apple outperformed the overall benchmark. Other detractors included out-of-benchmark holdings in Cerner Corp. and ViaSat, Inc.

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Technology Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Technology Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations, while emphasizing companies with higher profitability. The fund held approximately 100 names, and its largest absolute exposure was to the software, semiconductors and semiconductor equipment, and Internet software and services industries of the information technology sector.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Technology ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.18
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $14,632.

The John Hancock Dimensional Technology Index is designed to comprise securities in the technology sector within the U.S. Universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The technology sector is composed of companies in areas such as the creation, development or provision of software, hardware, internet services, database management, information technology consulting and services, data processing, or semi-conductors. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Technology Index comprises securities classified in the technology sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	78	31.08%	173	68.92%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	78	31.08%	173	68.92%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,172.90	$2.69	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 100.0%		$42,097,850
(Cost $34,759,609)
Consumer discretionary 0.4%		152,062
Household durables 0.4%
Garmin, Ltd.	2,991	152,062
Health care 1.7%		699,126
Health care providers and services 0.1%
Premier, Inc., Class A (I)	848	28,662
Health care technology 1.6%
athenahealth, Inc. (I)	772	75,664
Cerner Corp. (I)	8,093	524,022
Veeva Systems, Inc., Class A (I)	1,320	70,778
Information technology 97.9%		41,246,662
Communications equipment 9.1%
Arista Networks, Inc. (I)	842	117,577
ARRIS International PLC (I)	5,847	151,964
Brocade Communications Systems, Inc.	11,264	141,588
Ciena Corp. (I)	2,747	62,934
Cisco Systems, Inc.	42,405	1,444,738
CommScope Holding Company, Inc. (I)	5,411	227,478
EchoStar Corp., Class A (I)	1,162	66,885
F5 Networks, Inc. (I)	1,728	223,137
Finisar Corp. (I)	1,965	44,881
Harris Corp.	4,284	479,337
Juniper Networks, Inc.	11,500	345,805
Motorola Solutions, Inc.	3,209	275,878
Palo Alto Networks, Inc. (I)	1,132	122,720
Ubiquiti Networks, Inc. (I)	659	33,952
ViaSat, Inc. (I)	1,568	100,399
Electronic equipment, instruments and components 2.7%
CDW Corp.	4,316	255,032
Corning, Inc.	24,176	697,478
Dolby Laboratories, Inc., Class A	1,387	73,137
SYNNEX Corp.	1,042	112,984
Internet software and services 17.2%
Akamai Technologies, Inc. (I)	4,828	294,218
Alphabet, Inc., Class A (I)	2,277	2,105,132
Alphabet, Inc., Class C (I)	561	508,244
eBay, Inc. (I)	15,585	520,695
Facebook, Inc., Class A (I)	15,944	2,395,586
GoDaddy, Inc., Class A (I)	463	18,020

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       12

	Shares	Value
Information technology (continued)
Internet software and services (continued)
InterActiveCorp (I)	2,270	$188,433
j2 Global, Inc.	1,650	148,896
LogMeIn, Inc.	1,133	128,029
Match Group, Inc. (I)	1,179	21,965
MercadoLibre, Inc.	833	190,682
Nutanix, Inc., Class A (I)	121	1,838
Twitter, Inc. (I)	3,016	49,704
VeriSign, Inc. (I)	2,112	187,799
Yahoo!, Inc. (I)	10,587	510,399
IT services 8.2%
Amdocs, Ltd.	4,006	245,327
Cognizant Technology Solutions Corp., Class A (I)	7,784	468,830
CSRA, Inc.	4,000	116,320
DST Systems, Inc.	1,077	132,589
DXC Technology Company (I)	6,493	489,183
EPAM Systems, Inc. (I)	928	71,456
Gartner, Inc. (I)	1,831	208,899
IBM Corp.	7,132	1,143,188
Leidos Holdings, Inc.	4,513	237,655
Sabre Corp.	4,761	111,455
Science Applications International Corp.	643	46,933
Square, Inc., Class A (I)	2,396	43,703
Teradata Corp. (I)	4,428	129,209
Semiconductors and semiconductor equipment 23.4%
Advanced Micro Devices, Inc. (I)	10,909	145,090
Analog Devices, Inc.	7,078	539,344
Applied Materials, Inc.	16,010	650,166
Broadcom, Ltd.	2,791	616,281
Cavium, Inc. (I)	736	50,674
Cypress Semiconductor Corp.	7,580	106,196
Intel Corp.	54,760	1,979,574
Lam Research Corp.	4,618	668,917
Marvell Technology Group, Ltd.	11,082	166,452
Maxim Integrated Products, Inc.	7,286	321,677
Microchip Technology, Inc.	4,110	310,634
Micron Technology, Inc. (I)	27,213	752,984
Microsemi Corp. (I)	3,105	145,749
Monolithic Power Systems, Inc.	369	33,764
NVIDIA Corp.	3,726	388,622
ON Semiconductor Corp. (I)	14,171	200,945
Qorvo, Inc. (I)	3,298	224,363
QUALCOMM, Inc.	12,803	688,033

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       13

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Skyworks Solutions, Inc.	5,416	$540,192
Teradyne, Inc.	6,037	212,925
Texas Instruments, Inc.	8,686	687,757
Xilinx, Inc.	6,509	410,783
Software 25.8%
Activision Blizzard, Inc.	10,062	525,740
Adobe Systems, Inc. (I)	2,905	388,515
ANSYS, Inc. (I)	1,934	213,049
Aspen Technology, Inc. (I)	1,701	104,594
Atlassian Corp. PLC, Class A (I)	1,003	34,583
Autodesk, Inc. (I)	3,377	304,166
Blackbaud, Inc.	1,204	96,814
CA, Inc.	10,889	357,486
Cadence Design Systems, Inc. (I)	7,457	242,874
CDK Global, Inc.	3,741	243,202
Citrix Systems, Inc. (I)	3,956	320,199
Dell Technologies, Inc., Class V (I)	5,590	375,145
Electronic Arts, Inc. (I)	3,413	323,621
Fair Isaac Corp.	744	100,797
Fortinet, Inc. (I)	2,279	88,881
Guidewire Software, Inc. (I)	1,196	73,542
Intuit, Inc.	3,030	379,386
Manhattan Associates, Inc. (I)	1,721	80,353
Microsoft Corp.	37,614	2,575,054
Nuance Communications, Inc. (I)	6,733	120,453
Oracle Corp.	30,093	1,352,981
Proofpoint, Inc. (I)	658	49,593
PTC, Inc. (I)	2,357	127,396
Red Hat, Inc. (I)	3,461	304,845
salesforce.com, Inc. (I)	3,040	261,805
ServiceNow, Inc. (I)	2,261	213,619
Splunk, Inc. (I)	1,855	119,295
SS&C Technologies Holdings, Inc.	4,188	153,867
Symantec Corp.	14,790	467,808
Synopsys, Inc. (I)	3,796	279,765
Tableau Software, Inc., Class A (I)	599	32,154
Take-Two Interactive Software, Inc. (I)	2,332	146,566
The Ultimate Software Group, Inc. (I)	513	103,970
Tyler Technologies, Inc. (I)	565	92,428
VMware, Inc., Class A (I)	865	81,414
Workday, Inc., Class A (I)	1,695	148,143

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       14

			Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 11.5%
	Apple, Inc.		17,302	$2,485,432
	Hewlett Packard Enterprise Company		23,868	444,661
	HP, Inc.		18,869	355,115
	NCR Corp. (I)		3,920	161,700
	NetApp, Inc.		8,277	329,838
	Seagate Technology PLC		7,965	335,565
	Western Digital Corp.		8,048	716,835
	Yield (%)		Shares	Value
Short-term investments 0.1%				$48,885
(Cost $48,885)
Money market funds 0.1%				48,885
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	48,885	48,885
Total investments (Cost $34,808,494)† 100.1%				$42,146,735
Other assets and liabilities, net (0.1%)				($23,782)
Total net assets 100.0%				$42,122,953

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $34,810,074. Net unrealized appreciation aggregated to $7,336,661, of which $7,493,347 related to appreciated investment securities and $156,686 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $34,808,494)	$42,146,735
Dividends and interest receivable	7,258
Receivable due from advisor	2,270
Other receivables and prepaid expenses	3,259
Total assets	42,159,522
Liabilities
Payable to affiliates
Accounting and legal services fees	2,107
Other liabilities and accrued expenses	34,462
Total liabilities	36,569
Net assets	$42,122,953
Net assets consist of
Paid-in capital	$34,727,648
Undistributed net investment income	90,521
Accumulated net realized gain (loss) on investments	(33,457)
Net unrealized appreciation (depreciation) on investments	7,338,241
Net assets	$42,122,953

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$42,122,953
Shares outstanding	1,200,000
Net asset value per share	$35.10

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       16

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$456,422
Interest	152
Total investment income	456,574
Expenses
Investment management fees	127,663
Accounting and legal services fees	6,400
Transfer agent fees	14,433
Trustees' fees	500
Printing and postage	12,678
Professional fees	61,949
Custodian fees	38,350
Stock exchange listing fees	19,089
Other	2,125
Total expenses	283,187
Less expense reductions	(141,259)
Net expenses	141,928
Net investment income	314,646
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(19,633)
Redemptions in-kind	1,116,581
1,096,948
Change in net unrealized appreciation (depreciation) of
Investments	7,363,147
7,363,147
Net realized and unrealized gain	8,460,095
Increase in net assets from operations	$8,774,741

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$314,646	$163,574
Net realized gain (loss)	1,096,948	(14,102)
Change in net unrealized appreciation (depreciation)	7,363,147	(24,906)
Increase in net assets resulting from operations	8,774,741	124,566
Distributions to shareholders
From net investment income	(327,970)	(60,405)
From fund share transactions
Shares issued	20,338,821	18,039,532
Shares repurchased	(4,766,332)	—
Total from fund share transactions	15,572,489	18,039,532
Total increase	24,019,260	18,103,693
Net assets
Beginning of period	18,103,693	—
End of period	$42,122,953	$18,103,693
Undistributed net investment income	$90,521	$103,845
Share activity
Shares outstanding
Beginning of period	700,000	—
Shares issued	650,000	700,000
Shares repurchased	(150,000)	—
End of period	1,200,000	700,000

1	Period from 9-28-15 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       18

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$25.86	$24.42
Net investment income[2]	0.34	0.27
Net realized and unrealized gain on investments	9.30	1.26	[3]
Total from investment operations	9.64	1.53
Less distributions
From net investment income	(0.40)	(0.09)
Net asset value, end of period	$35.10	$25.86
Total return (%)[4]	37.66	6.26	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$42	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.18	[6]
Expenses including reductions	0.50	0.50	[6]
Net investment income	1.11	1.75	[6]
Portfolio turnover (%)[7]	18	11

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       19

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Technology ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Technology Index. The John Hancock Dimensional Technology Index is a rules-based index of U.S. technology stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       20

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended April 30, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended April 30, 2017 were $2,843.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $31,877 available to offset future net realized capital gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended April 30, 2017 and the period ended April 30, 2016 was as follows:

	April 30, 2017	April 30, 2016
Ordinary Income	$327,970	$60,405

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $90,521 of undistributed ordinary income.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       21

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $141,259.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       22

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 65% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $5,210,890 and $5,052,048, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $20,332,032 and $4,714,687, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       23

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Technology ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Technology ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 28, 2015 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       24

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       25

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       26

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       27

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       28

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       29

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMT

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF       30

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Technology ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0615	800A 4/17 6/17

John Hancock

Multifactor Materials ETF
JHMA

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Materials ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
18	Notes to financial statements
22	Auditor's report
23	Tax information
24	Trustees and Officers
28	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Materials Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Materials Index is designed to comprise securities in the materials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The materials sector is composed of companies involved in areas such as chemicals, metals, paper products, containers and packaging, and construction materials. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Materials and Processing Index comprises securities classified in the materials sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.69
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities rose, outperforming both developed ex-U.S. markets and emerging markets.

The materials sector was up as well

With an exclusive focus on materials, the fund generated a positive return for the period and outperformed its benchmark, the Russell 1000 Materials and Processing Index.

Chemicals stocks boosted returns

The fund's exposure to chemicals stocks was a strong contributor during the period.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       4

"... academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns."

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Materials Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

International Paper Company	6.1
The Dow Chemical Company	6.0
Monsanto Company	5.2
Nucor Corp.	5.2
E.I. du Pont de Nemours & Company	4.8
Praxair, Inc.	4.5
Newmont Mining Corp.	4.2
Ecolab, Inc.	4.0
LyondellBasell Industries NV, Class A	3.9
Air Products & Chemicals, Inc.	3.8
TOTAL	47.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       5

"Compared with the Russell 1000 Materials and Processing Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability."

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the one-year period, outperforming both developed ex-U.S. markets and emerging markets. The Russell 3000 Index was up 18.58%, as compared to a 10.92% return for the MSCI World ex-USA Investable Market Index and a gain of 18.42% for the MSCI Emerging Markets Investable Market Index.

How did the fund perform for the period?

The fund outperformed the Russell 1000 Materials and Processing Index, a cap-weighted benchmark we use as a proxy for the materials sector of the U.S. stock market.

Relative to most commercial measures of the materials sector, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

The benchmark's inclusion of some securities outside of the materials sector contributed positively to the fund's relative performance, as those securities generally underperformed. The fund's positions in chemical companies Albermarle Corp. and FMC Corp. contributed to performance. Arconic, Inc. was additive to returns in the aerospace industry. Conversely, Newmont Mining Corp. and CF Industries Holdings, Inc. detracted from relative performance.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       6

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Materials Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Materials and Processing Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability. The fund held approximately 50 names, and in absolute terms, the fund's largest industry exposures were to the chemicals and metals and mining segments of the materials sector.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Materials ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.69
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $12,461.

The John Hancock Dimensional Materials Index is designed to comprise securities in the materials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. Stocks that compose the index may be considered medium or smaller capitalization company stocks. The materials sector is composed of companies involved in areas such as chemicals, metals, paper products, containers and packaging, and construction materials. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Materials and Processing Index comprises securities classified in the materials sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	94	37.45%	152	60.56%
25 - < 50	0	0.00%	4	1.59%
50 - < 75	0	0.00%	1	0.40%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	94	37.45%	157	62.55%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,167.10	$2.69	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 99.9%		$20,036,668
(Cost $17,868,949)
Energy 1.1%		212,376
Energy equipment and services 0.5%
U.S. Silica Holdings, Inc.	2,508	104,082
Oil, gas and consumable fuels 0.6%
CONSOL Energy, Inc. (I)	7,134	108,294
Industrials 3.1%		631,258
Aerospace and defense 2.8%
Arconic, Inc.	20,591	562,752
Trading companies and distributors 0.3%
Univar, Inc. (I)	2,295	68,506
Materials 95.7%		19,193,034
Chemicals 68.0%
Air Products & Chemicals, Inc.	5,418	761,229
Albemarle Corp.	4,798	522,550
Ashland Global Holdings, Inc.	2,806	346,541
Axalta Coating Systems, Ltd. (I)	11,196	351,219
Cabot Corp.	2,430	146,262
Celanese Corp., Series A	7,153	622,597
CF Industries Holdings, Inc.	11,191	299,247
E.I. du Pont de Nemours & Company	12,105	965,374
Eastman Chemical Company	8,536	680,746
Ecolab, Inc.	6,209	801,520
FMC Corp.	5,937	434,767
Huntsman Corp.	13,423	332,488
International Flavors & Fragrances, Inc.	3,070	425,471
LyondellBasell Industries NV, Class A	9,168	777,078
Monsanto Company	8,970	1,045,992
NewMarket Corp.	467	219,817
Olin Corp.	7,263	233,360
Platform Specialty Products Corp. (I)	8,027	113,743
PPG Industries, Inc.	6,918	759,873
Praxair, Inc.	7,179	897,231
RPM International, Inc.	5,166	271,525
Sensient Technologies Corp.	1,603	131,125
The Chemours Company	6,362	256,325

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       12

			Shares	Value
Materials (continued)
Chemicals (continued)
	The Dow Chemical Company		19,248	$1,208,774
	The Mosaic Company		15,672	422,047
	The Scotts Miracle-Gro Company		2,204	212,906
	Valvoline, Inc.		916	20,381
	W.R. Grace & Company		3,362	234,399
	Westlake Chemical Corp.		2,293	142,739
Containers and packaging 7.8%
	Avery Dennison Corp.		4,237	352,561
	International Paper Company		22,571	1,218,157
Metals and mining 19.9%
	Alcoa Corp.		7,556	254,864
	Freeport-McMoRan, Inc. (I)		55,355	705,776
	Newmont Mining Corp.		24,643	833,180
	Nucor Corp.		16,850	1,033,411
	Reliance Steel & Aluminum Company		3,429	270,274
	Royal Gold, Inc.		3,182	224,904
	Southern Copper Corp.		2,564	90,689
	Steel Dynamics, Inc.		11,566	417,996
	United States Steel Corp.		6,895	153,896
	Yield (%)		Shares	Value
Short-term investments 0.1%				$21,846
(Cost $21,846)
Money market funds 0.1%				21,846
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	21,846	21,846
Total investments (Cost $17,890,795)† 100.0%				$20,058,514
Other assets and liabilities, net 0.0%				($7,945)
Total net assets 100.0%				$20,050,569

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $17,890,795. Net unrealized appreciation aggregated to $2,167,719, of which $2,271,053 related to appreciated investment securities and $103,334 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $17,890,795)	$20,058,514
Dividends and interest receivable	13,910
Other receivables and prepaid expenses	7,834
Total assets	20,080,258
Liabilities
Payable to affiliates
Accounting and legal services fees	1,028
Investment management fees	428
Other liabilities and accrued expenses	28,233
Total liabilities	29,689
Net assets	$20,050,569
Net assets consist of
Paid-in capital	$17,938,752
Undistributed net investment income	65,954
Accumulated net realized gain (loss) on investments	(121,856)
Net unrealized appreciation (depreciation) on investments	2,167,719
Net assets	$20,050,569

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$20,050,569
Shares outstanding	650,000
Net asset value per share	$30.85

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       14

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$270,037
Interest	79
Total investment income	270,116
Expenses
Investment management fees	60,403
Accounting and legal services fees	3,064
Transfer agent fees	11,013
Trustees' fees	131
Printing and postage	14,701
Professional fees	26,658
Custodian fees	23,532
Stock exchange listing fees	10,808
Other	3,579
Total expenses	153,889
Less expense reductions	(86,694)
Net expenses	67,195
Net investment income	202,921
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(121,869)
Redemptions in-kind	323,611
201,742
Change in net unrealized appreciation (depreciation) of
Investments	1,842,421
1,842,421
Net realized and unrealized gain	2,044,163
Increase in net assets from operations	$2,247,084

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$202,921	$7,326
Net realized gain	201,742	—
Change in net unrealized appreciation (depreciation)	1,842,421	325,298
Increase in net assets resulting from operations	2,247,084	332,624
Distributions to shareholders
From net investment income	(144,934)	—
From fund share transactions
Shares issued	14,134,376	5,019,934
Shares repurchased	(1,538,515)	—
Total from fund share transactions	12,595,861	5,019,934
Total increase	14,698,011	5,352,558
Net assets
Beginning of period	5,352,558	—
End of period	$20,050,569	$5,352,558
Undistributed net investment income	$65,954	$7,453
Share activity
Shares outstanding
Beginning of period	200,000	—
Shares issued	500,000	200,000
Shares repurchased	(50,000)	—
End of period	650,000	200,000

1	Period from 3-28-16 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       16

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$26.76	$25.10
Net investment income[2]	0.44	0.04
Net realized and unrealized gain on investments	3.97	1.62
Total from investment operations	4.41	1.66
Less distributions
From net investment income	(0.32)	—
Net asset value, end of period	$30.85	$26.76
Total return (%)[3]	16.58	6.63	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	5.85	[5]
Expenses including reductions	0.50	0.50	[5]
Net investment income	1.51	1.57	[5]
Portfolio turnover (%)[6]	17	0

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       17

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Materials ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Materials Index. The John Hancock Dimensional Materials Index is a rules-based index of U.S. material stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       18

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended April 30, 2017, the fund had no borrowings under the line of credit. Commitment fees for the year ended April 30, 2017 were $2,128.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $121,856 available to offset future net realized capital gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the year ended April 30, 2017 was $144,934 of ordinary income.

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $65,954 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       19

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $86,694.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       20

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 84% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $2,277,275 and $2,293,551, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $14,133,135 and $1,471,802, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       21

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Materials ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Materials ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2016 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       22

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       23

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       24

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       25

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       26

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       27

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMA

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR MATERIALS ETF       28

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Materials ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0614	880A 4/17 6/17

John Hancock

Multifactor Energy ETF
JHME

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Energy ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
18	Notes to financial statements
22	Auditor's report
23	Tax information
24	Trustees and Officers
28	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Energy Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Energy Index is designed to comprise securities in the energy sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The energy sector is composed of companies involved in areas such as the production, distribution, or sale of alternative fuels, coal, electricity, natural gas, nuclear power, oil, and other forms of energy. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Energy Index comprises securities classified in the energy sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.62
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities rose, outperforming both developed ex-U.S. markets and emerging markets.

The energy sector was up and the fund outperformed its benchmark

The fund generated a positive return for the period and led its benchmark, the Russell 1000 Energy Index.

The fund's emphasis on mid-cap stocks contributed

The fund's greater emphasis on mid-cap stocks contributed positively to relative performance, as mid caps outperformed large caps within the energy sector.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       4

"The fund's greater emphasis on mid-cap stocks contributed positively to relative performance, as mid caps outperformed large caps within the energy sector."

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Energy Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

Marathon Petroleum Corp.	6.5
Chevron Corp.	6.0
Exxon Mobil Corp.	5.6
Kinder Morgan, Inc.	4.2
Schlumberger, Ltd.	3.9
The Williams Companies, Inc.	3.8
ConocoPhillips	3.7
Valero Energy Corp.	3.6
Phillips 66	3.4
Noble Energy, Inc.	3.3
TOTAL	44.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       5

"Compared with the Russell 1000 Energy Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations, while emphasizing companies with higher profitability."

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index was up 18.58%, as compared with a 10.92% return for the MSCI World ex-USA Investable Market Index and a gain of 18.42% for the MSCI Emerging Markets Investable Market Index.

How did the fund perform for the period?

The fund outperformed the Russell 1000 Energy Index, a cap-weighted benchmark we use as a proxy for the energy sector of the U.S. stock market.

Relative to most commercial measures of the energy sector, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

The fund's greater emphasis on mid-cap stocks contributed positively to relative performance, as mid caps outperformed large caps within the energy sector. Conversely, the fund's greater emphasis on low relative price (value) stocks in the smallest market capitalization segment of the eligible market detracted from relative performance, as these stocks underperformed the overall index.

Contributors included Marathon Petroleum Corp., Exxon Mobil Corp., and Spectra Energy Corp.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       6

Detractors included Chevron Corp., First Solar, Inc., and EQT Corp. We sold Spectra Energy prior to period end.

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semi-annual process by which the list of stocks and their weights in the John Hancock Dimensional Energy Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Energy Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations, while emphasizing companies with higher profitability. The fund held approximately 55 names, and in absolute terms, the fund's largest industry exposure was to oil, gas, and consumable fuels.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Energy ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.62
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $11,171.

The John Hancock Dimensional Energy Index is designed to comprise securities in the energy sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The energy sector is composed of companies involved in areas such as the production, distribution, or sale of alternative fuels, coal, electricity, natural gas, nuclear power, oil, and other forms of energy. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Energy Index comprises securities classified in the energy sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	90	35.86%	161	64.14%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	90	35.86%	161	64.14%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,005.50	$2.49	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 100.0%		$16,445,777
(Cost $16,438,888)
Energy 98.2%		16,152,625
Energy equipment and services 18.3%
Baker Hughes, Inc.	7,316	434,351
Core Laboratories NV	1,233	136,641
Halliburton Company	5,954	273,170
Helmerich & Payne, Inc.	3,269	198,232
Nabors Industries, Ltd.	11,943	123,491
National Oilwell Varco, Inc.	9,681	338,545
Patterson-UTI Energy, Inc.	2,591	56,082
RPC, Inc.	1,247	22,658
Schlumberger, Ltd.	8,943	649,172
TechnipFMC PLC (I)	16,098	485,033
Transocean, Ltd. (I)	17,216	189,892
Weatherford International PLC (I)	18,462	106,526
Oil, gas and consumable fuels 79.9%
Anadarko Petroleum Corp.	5,390	307,338
Antero Resources Corp. (I)	7,921	167,846
Apache Corp.	5,569	270,876
Cabot Oil & Gas Corp.	9,838	228,635
Cheniere Energy Partners LP Holdings LLC	708	18,181
Cheniere Energy, Inc. (I)	3,035	137,637
Chesapeake Energy Corp. (I)	11,610	61,069
Chevron Corp.	9,242	986,121
Cimarex Energy Company	1,429	166,736
Concho Resources, Inc. (I)	2,429	307,657
ConocoPhillips	12,659	606,493
Continental Resources, Inc. (I)	2,493	105,728
Devon Energy Corp.	7,278	287,408
Diamondback Energy, Inc. (I)	1,468	146,565
Energen Corp. (I)	2,459	127,843
EOG Resources, Inc.	4,941	457,043
EQT Corp.	6,820	396,515
Exxon Mobil Corp.	11,351	926,809
Hess Corp.	7,724	377,163
HollyFrontier Corp.	4,976	140,025
Kinder Morgan, Inc.	33,294	686,855
Marathon Oil Corp.	22,110	328,776
Marathon Petroleum Corp.	20,941	1,066,735
Murphy Oil Corp.	5,651	147,943
Newfield Exploration Company (I)	3,133	108,464

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       12

			Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
	Noble Energy, Inc.		16,690	$539,588
	Occidental Petroleum Corp.		4,645	285,853
	Parsley Energy, Inc., Class A (I)		4,373	130,272
	PDC Energy, Inc. (I)		1,947	107,533
	Phillips 66		6,974	554,851
	Pioneer Natural Resources Company		2,074	358,781
	QEP Resources, Inc. (I)		7,170	84,678
	Range Resources Corp.		5,937	157,271
	Rice Energy, Inc. (I)		5,558	118,330
	RSP Permian, Inc. (I)		1,946	74,045
	Southwestern Energy Company (I)		9,146	68,686
	Targa Resources Corp.		5,570	307,074
	Tesoro Corp.		4,828	384,840
	The Williams Companies, Inc.		20,201	618,757
	Valero Energy Corp.		9,201	594,477
	Whiting Petroleum Corp. (I)		8,620	71,546
	WPX Energy, Inc. (I)		10,041	119,789
Information technology 0.4%				70,595
Semiconductors and semiconductor equipment 0.4%
	First Solar, Inc. (I)		2,389	70,595
Utilities 1.4%				222,557
Electric utilities 1.4%
	OGE Energy Corp.		6,399	222,557
	Yield (%)		Shares	Value
Short-term investments 0.1%				$18,570
(Cost $18,570)
Money market funds 0.1%				18,570
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	18,570	18,570
Total investments (Cost $16,457,458)† 100.1%				$16,464,347
Other assets and liabilities, net (0.1%)				($9,787)
Total net assets 100.0%				$16,454,560

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $16,457,976. Net unrealized appreciation aggregated to $6,371, of which $686,020 related to appreciated investment securities and $679,649 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $16,457,458)	$16,464,347
Dividends and interest receivable	11,209
Receivable due from advisor	111
Other receivables and prepaid expenses	7,840
Total assets	16,483,507
Liabilities
Payable to affiliates
Accounting and legal services fees	927
Other liabilities and accrued expenses	28,020
Total liabilities	28,947
Net assets	$16,454,560
Net assets consist of
Paid-in capital	$16,553,447
Undistributed net investment income	73,744
Accumulated net realized gain (loss) on investments	(179,520)
Net unrealized appreciation (depreciation) on investments	6,889
Net assets	$16,454,560

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$16,454,560
Shares outstanding	600,000
Net asset value per share	$27.42

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       14

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$260,693
Interest	85
Total investment income	260,778
Expenses
Investment management fees	59,708
Accounting and legal services fees	3,005
Transfer agent fees	11,013
Trustees' fees	130
Printing and postage	14,838
Professional fees	26,556
Custodian fees	23,535
Stock exchange listing fees	10,807
Other	3,577
Total expenses	153,169
Less expense reductions	(86,747)
Net expenses	66,422
Net investment income	194,356
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(179,345)
Redemptions in-kind	279,952
100,607
Change in net unrealized appreciation (depreciation) of
Investments	(470,595)
(470,595)
Net realized and unrealized loss	(369,988)
Decrease in net assets from operations	($175,632)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$194,356	$950
Net realized gain (loss)	100,607	(178)
Change in net unrealized appreciation (depreciation)	(470,595)	477,484
Increase (decrease) in net assets resulting from operations	(175,632)	478,256
Distributions to shareholders
From net investment income	(122,206)	—
From fund share transactions
Shares issued	12,736,058	4,967,584
Shares repurchased	(1,429,500)	—
Total from fund share transactions	11,306,558	4,967,584
Total increase	11,008,720	5,445,840
Net assets
Beginning of period	5,445,840	—
End of period	$16,454,560	$5,445,840
Undistributed net investment income	$73,744	$1,077
Share activity
Shares outstanding
Beginning of period	200,000	—
Shares issued	450,000	200,000
Shares repurchased	(50,000)	—
End of period	600,000	200,000

1	Period from 3-28-16 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       16

Financial highlights

Period ended	4-30-17		4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$27.23		$24.84
Net investment income[2]	0.42		—	[3]
Net realized and unrealized gain on investments	0.06	[4]	2.39
Total from investment operations	0.48		2.39
Less distributions
From net investment income	(0.29)		—
Net asset value, end of period	$27.42		$27.23
Total return (%)[5]	1.73		9.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$16		$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15		5.86	[7]
Expenses including reductions	0.50		0.50	[7]
Net investment income	1.46		0.20	[7]
Portfolio turnover (%)[8]	30		2

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       17

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Energy ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Energy Index. The John Hancock Dimensional Energy Index is a rules-based index of U.S. energy stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       18

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended April 30, 2017, the fund had no borrowings under the line of credit. Commitment fees for the year ended April 30, 2017 were $2,127.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $179,002 available to offset future net realized capital gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the year ended April 30, 2017 was $122,206 of ordinary income.

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $73,744 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       19

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $86,747.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       20

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 89% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $4,029,407 and $4,055,395, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $12,736,058 and $1,336,987, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       21

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Energy ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Energy ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2016 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       22

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       23

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       24

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       25

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       26

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       27

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHME

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ENERGY ETF       28

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Energy ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0616	900A 4/17 6/17

John Hancock

Multifactor Consumer Staples ETF
JHMS

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Consumer Staples ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
18	Notes to financial statements
22	Auditor's report
23	Tax information
24	Trustees and Officers
28	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Consumer Staples Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Consumer Staples Index is designed to comprise securities in the consumer staples sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The consumer staples sector is composed of companies involved in areas such as the production, manufacture, distribution or sale of food, beverages, tobacco, household goods, or personal products. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Consumer Staples Index tracks stocks in the consumer staples sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.65
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities rose, outperforming both developed ex-U.S. markets and emerging markets.

Consumer staples shares were up, but trailed the market

With an exclusive focus on consumer staples, the fund generated a positive return for the period, but trailed its benchmark, the Russell 1000 Consumer Staples Index.

The fund's emphasis on mid-cap stocks detracted

The fund's overweight allocations to mid-cap stocks detracted from returns relative to its benchmark.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       4

"The fund's greater emphasis on mid-cap stocks detracted from relative performance, as mid caps underperformed large caps for the period."

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Consumer Staples Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index was up 18.58%, as compared to a 10.92% return for the MSCI World ex-USA Investable Market Index and a gain of 18.42% for the MSCI Emerging Markets Investable Market Index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

The Coca-Cola Company	6.1
PepsiCo, Inc.	5.9
The Procter & Gamble Company	5.8
Wal-Mart Stores, Inc.	5.2
Altria Group, Inc.	5.1
Philip Morris International, Inc.	4.9
CVS Health Corp.	4.0
Costco Wholesale Corp.	3.1
Walgreens Boots Alliance, Inc.	2.8
Mondelez International, Inc., Class A	2.5
TOTAL	45.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       5

"Compared with the Russell 1000 Consumer Staples Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability."

How did the fund perform for the period?

The fund underperformed the Russell 1000 Consumer Staples Index, a cap-weighted benchmark we use as a proxy for the consumer staples sector of the U.S. stock market.

Relative to most commercial measures of the consumer staples sector, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

The fund's greater emphasis on mid-cap stocks detracted from relative performance, as mid caps underperformed large caps for the period. Conversely, the fund's greater emphasis on low relative price (value) stocks contributed positively to relative performance, as value stocks outperformed growth in the consumer staples sector.

Contributors for the period included out-of-benchmark holdings in Costco Wholesale Corp. and Wal-Mart Stores, Inc., as well as The Coca-Cola Company. Detractors included Philip Morris International, Inc., Rite Aid Corp., and The Procter & Gamble Company.

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Consumer Staples Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       6

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Consumer Staples Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability. The fund held approximately 50 names, and in absolute terms, the fund's largest industry exposures were to food products and food and consumer staples retailing.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Staples ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.65
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $10,685.

The John Hancock Dimensional Consumer Staples Index is designed to comprise securities in the consumer staples sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The consumer staples sector is composed of companies involved in areas such as the production, manufacture, distribution or sale of food, beverages, tobacco, household goods, or personal products.The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Consumer Staples Index tracks stocks in the consumer staples sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	82	32.67%	169	67.33%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	82	32.67%	169	67.33%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,049.90	$2.54	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 99.9%		$17,197,074
(Cost $17,153,850)
Consumer staples 99.9%		17,197,074
Beverages 21.4%
Brown-Forman Corp., Class A	1,655	79,539
Brown-Forman Corp., Class B	3,556	168,270
Constellation Brands, Inc., Class A	1,634	281,930
Dr. Pepper Snapple Group, Inc.	4,095	375,307
Molson Coors Brewing Company, Class B	3,977	381,355
Monster Beverage Corp. (I)	7,179	325,783
PepsiCo, Inc.	9,034	1,023,372
The Coca-Cola Company	24,467	1,055,751
Food and staples retailing 21.9%
Casey's General Stores, Inc.	1,068	119,691
Costco Wholesale Corp.	3,033	538,418
CVS Health Corp.	8,347	688,127
Rite Aid Corp. (I)	19,872	79,488
Sysco Corp.	4,951	261,759
The Kroger Company	12,748	377,978
US Foods Holding Corp. (I)	2,231	62,914
Wal-Mart Stores, Inc.	11,911	895,469
Walgreens Boots Alliance, Inc.	5,572	482,201
Whole Foods Market, Inc.	7,280	264,774
Food products 28.8%
Archer-Daniels-Midland Company	5,577	255,148
Blue Buffalo Pet Products, Inc. (I)	1,654	40,771
Bunge, Ltd.	2,798	221,123
Campbell Soup Company	4,110	236,489
Conagra Brands, Inc.	7,140	276,889
Flowers Foods, Inc.	4,214	82,637
General Mills, Inc.	6,042	347,475
Hormel Foods Corp.	6,159	216,058
Ingredion, Inc.	1,691	209,380
Kellogg Company	4,494	319,074
Lamb Weston Holdings, Inc.	2,223	92,810
Lancaster Colony Corp.	460	57,914
McCormick & Company, Inc.	2,215	221,279
Mead Johnson Nutrition Company	2,857	253,473
Mondelez International, Inc., Class A	9,619	433,144
Pilgrim's Pride Corp.	1,574	40,861
Pinnacle Foods, Inc.	2,232	129,791
Post Holdings, Inc. (I)	1,367	115,088

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       12

			Shares	Value
Consumer staples (continued)
Food products (continued)
	Seaboard Corp.		7	$29,638
	Snyder's-Lance, Inc.		1,300	45,838
	The Hain Celestial Group, Inc. (I)		1,865	68,986
	The Hershey Company		2,742	296,684
	The J.M. Smucker Company		2,208	279,798
	The Kraft Heinz Company		3,863	349,177
	TreeHouse Foods, Inc. (I)		1,078	94,433
	Tyson Foods, Inc., Class A		3,736	240,075
Household products 13.6%
	Church & Dwight Company, Inc.		5,560	275,387
	Colgate-Palmolive Company		4,495	323,820
	Kimberly-Clark Corp.		2,706	351,104
	Spectrum Brands Holdings, Inc.		547	78,620
	The Clorox Company		2,462	329,145
	The Procter & Gamble Company		11,335	989,886
Personal products 2.3%
	Coty, Inc., Class A		1,156	20,635
	Edgewell Personal Care Company (I)		1,302	93,080
	Herbalife, Ltd. (I)		1,297	82,048
	The Estee Lauder Companies, Inc., Class A		2,249	195,978
Tobacco 11.9%
	Altria Group, Inc.		12,250	879,304
	Philip Morris International, Inc.		7,668	849,921
	Reynolds American, Inc.		4,837	311,987
	Yield (%)		Shares	Value
Short-term investments 0.1%				$9,757
(Cost $9,757)
Money market funds 0.1%				9,757
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	9,757	9,757
Total investments (Cost $17,163,607)† 100.0%				$17,206,831
Other assets and liabilities, net 0.0%				$2,620
Total net assets 100.0%				$17,209,451

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $17,163,817. Net unrealized appreciation aggregated to $43,014, of which $591,162 related to appreciated investment securities and $548,148 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $17,163,607)	$17,206,831
Dividends and interest receivable	23,241
Receivable due from advisor	296
Other receivables and prepaid expenses	7,813
Total assets	17,238,181
Liabilities
Payable to affiliates
Accounting and legal services fees	880
Other liabilities and accrued expenses	27,850
Total liabilities	28,730
Net assets	$17,209,451
Net assets consist of
Paid-in capital	$17,186,355
Undistributed net investment income	86,491
Accumulated net realized gain (loss) on investments	(106,619)
Net unrealized appreciation (depreciation) on investments	43,224
Net assets	$17,209,451

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$17,209,451
Shares outstanding	650,000
Net asset value per share	$26.48

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       14

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$302,923
Interest	74
Total investment income	302,997
Expenses
Investment management fees	57,692
Accounting and legal services fees	2,894
Transfer agent fees	11,013
Trustees' fees	126
Printing and postage	14,841
Professional fees	26,379
Custodian fees	23,486
Stock exchange listing fees	10,808
Other	3,577
Total expenses	150,816
Less expense reductions	(86,635)
Net expenses	64,181
Net investment income	238,816
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(106,821)
Redemptions in-kind	160,262
53,441
Change in net unrealized appreciation (depreciation) of
Investments	46,093
46,093
Net realized and unrealized gain	99,534
Increase in net assets from operations	$338,350

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$238,816	$6,790
Net realized gain	53,441	—
Change in net unrealized appreciation (depreciation)	46,093	(2,869)
Increase in net assets resulting from operations	338,350	3,921
Distributions to shareholders
From net investment income	(159,742)	—
From fund share transactions
Shares issued	14,592,527	5,024,733
Shares repurchased	(2,590,338)	—
Total from fund share transactions	12,002,189	5,024,733
Total increase	12,180,797	5,028,654
Net assets
Beginning of period	5,028,654	—
End of period	$17,209,451	$5,028,654
Undistributed net investment income	$86,491	$6,915
Share activity
Shares outstanding
Beginning of period	200,000	—
Shares issued	550,000	200,000
Shares repurchased	(100,000)	—
End of period	650,000	200,000

1	Period from 3-28-16 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       16

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$25.14	$25.12
Net investment income[2]	0.48	0.03
Net realized and unrealized gain (loss) on investments	1.21	(0.01)
Total from investment operations	1.69	0.02
Less distributions
From net investment income	(0.35)	—
Net asset value, end of period	$26.48	$25.14
Total return (%)[3]	6.75	0.08	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	5.96	[5]
Expenses including reductions	0.50	0.50	[5]
Net investment income	1.86	1.49	[5]
Portfolio turnover (%)[6]	11	0

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       17

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Consumer Staples ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Consumer Staples Index. The John Hancock Dimensional Consumer Staples Index is a rules-based index of U.S. consumer staples stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       18

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended April 30, 2017, the fund had no borrowings under the line of credit. Commitment fees for the year ended April 30, 2017 were $2,128.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $106,410 available to offset future net realized capital gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the year ended April 30, 2017 was $159,742 of ordinary income.

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $86,491 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       19

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $86,635.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       20

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 87% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $1,459,690 and $1,473,642, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $14,573,060 and $2,485,289, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       21

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Consumer Staples ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Consumer Staples ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2016 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       22

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       23

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       24

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       25

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       26

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       27

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMS

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF       28

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Multifactor Consumer Staples ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0617	920A 4/17 6/17

John Hancock

Multifactor Industrials ETF
JHMI

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Industrials ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
18	Financial statements
21	Financial highlights
22	Notes to financial statements
26	Auditor's report
27	Tax information
28	Trustees and Officers
32	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Industrials Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Industrials Index comprises securities in the industrials sector within the U.S. universe, whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The industrials sector is composed of companies involved in areas such as aerospace and defense, construction and engineering, machinery, building products and equipment, road/rail/air/marine transportation and infrastructure, industrial trading and distribution, and related services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE),NYSE MKT LLC,NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Producer Durables Index comprises securities classified in the industrials sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.67
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities had positive performance for the one-year period, outperforming both developed ex-U.S. markets and emerging markets.

The industrials sector was up and ahead of the broad market

With an exclusive focus on industrials, the fund generated a positive return for the period and led its benchmark the Russell 1000 Producer Durables Index.

The fund's emphasis on smaller-cap stocks contributed

The fund's greater emphasis on smaller-cap stocks contributed positively to relative performance, as smaller caps outperformed large caps within the industrials sector.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       4

"The fund's greater emphasis on smaller-cap stocks contributed positively to relative performance, as small caps outperformed large caps within the industrials sector during the period."

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Industrials Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

TOP 10 HOLDINGS AS OF 4/30/17 (%)

General Electric Company	3.6
3M Company	1.9
The Boeing Company	1.8
Union Pacific Corp.	1.7
United Technologies Corp.	1.7
Honeywell International, Inc.	1.6
United Continental Holdings, Inc.	1.4
Fiserv, Inc.	1.4
Cummins, Inc.	1.4
CSX Corp.	1.3
TOTAL	17.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       5

"Compared with the Russell 1000 Producer Durables Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability."

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index was up 18.58%, as compared with a 10.92% return for the MSCI World ex-USA Investable Market Index and a 18.42% return for the MSCI Emerging Markets Investable Market Index.

How did the fund perform for the period?

The fund outperformed the Russell 1000 Producer Durables Index, a cap-weighted benchmark we use as a proxy for the industrials sector of the U.S. stock market, for the period.

Relative to most commercial measures of the industrials sector, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

The fund's greater emphasis on smaller-cap stocks contributed positively to relative performance, as small caps outperformed large caps within the industrials sector during the period. At the security level, an underweight in General Electric Company, which underperformed in the period, and holdings in Accenture PLC and United Parcel Service, Inc. contributed to relative returns. Conversely, Boeing Company, Nielsen Holdings PLC, and Acuity Brands, Inc. detracted from returns.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       6

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Industrials Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns.

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Producer Durables Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability. The fund held approximately 180 names, and in absolute terms, the fund's largest industry exposures were to machinery, aerospace and defense, and information technology services.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Industrials ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.67
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $12,253.

The John Hancock Dimensional Industrials Index comprises securities in the industrials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The industrials sector is composed of companies involved in areas such as aerospace and defense, construction and engineering, machinery, building products and equipment, road/rail/air/marine transportation and infrastructure, industrial trading and distribution, and related services. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Producer Durables Index comprises securities classified in the industrials sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	60	23.90%	189	75.30%
25 - < 50	0	0.00%	2	0.80%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	60	23.90%	191	76.10%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,164.70	$2.68	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 100.0%		$21,270,087
(Cost $19,049,306)
Health care 2.6%		560,982
Health care equipment and supplies 0.8%
Danaher Corp.	2,042	170,160
Life sciences tools and services 1.8%
Agilent Technologies, Inc.	2,878	158,434
Mettler-Toledo International, Inc. (I)	300	154,026
PerkinElmer, Inc.	1,319	78,362
Industrials 72.9%		15,514,108
Aerospace and defense 12.8%
BWX Technologies, Inc.	780	38,353
Curtiss-Wright Corp.	392	36,636
General Dynamics Corp.	1,004	194,565
HEICO Corp.	231	16,435
HEICO Corp., Class A	425	26,053
Hexcel Corp.	999	51,698
Huntington Ingalls Industries, Inc.	543	109,083
L3 Technologies, Inc.	836	143,600
Lockheed Martin Corp.	904	243,583
Northrop Grumman Corp.	1,014	249,403
Orbital ATK, Inc.	714	70,686
Raytheon Company	1,708	265,099
Rockwell Collins, Inc.	1,556	161,964
Spirit AeroSystems Holdings, Inc., Class A	1,579	90,256
Teledyne Technologies, Inc. (I)	362	48,808
Textron, Inc.	3,063	142,920
The Boeing Company	2,045	377,977
TransDigm Group, Inc.	445	109,795
United Technologies Corp.	2,988	355,542
Air freight and logistics 3.5%
C.H. Robinson Worldwide, Inc.	1,611	117,120
Expeditors International of Washington, Inc.	1,926	108,029
FedEx Corp.	1,166	221,190
United Parcel Service, Inc., Class B	2,427	260,805
XPO Logistics, Inc. (I)	940	46,427
Airlines 5.8%
Alaska Air Group, Inc.	1,739	147,972
American Airlines Group, Inc.	4,216	179,686
Copa Holdings SA, Class A	258	30,036
Delta Air Lines, Inc.	5,277	239,787

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       12

	Shares	Value
Industrials (continued)
Airlines (continued)
JetBlue Airways Corp. (I)	3,845	$83,936
Southwest Airlines Company	4,037	226,960
Spirit Airlines, Inc. (I)	515	29,494
United Continental Holdings, Inc. (I)	4,358	305,975
Building products 3.3%
Allegion PLC	901	70,855
AO Smith Corp.	1,436	77,372
Fortune Brands Home & Security, Inc.	1,551	98,861
Johnson Controls International PLC	4,473	185,943
Lennox International, Inc.	418	69,133
Masco Corp.	2,543	94,142
Owens Corning	1,332	81,052
USG Corp. (I)	974	29,512
Commercial services and supplies 3.7%
Cintas Corp.	974	119,286
Copart, Inc. (I)	2,742	84,728
Deluxe Corp.	226	16,252
KAR Auction Services, Inc.	1,554	67,785
Republic Services, Inc.	3,102	195,395
Rollins, Inc.	1,022	39,684
Stericycle, Inc. (I)	772	65,882
Waste Management, Inc.	2,599	189,155
Construction and engineering 1.7%
AECOM (I)	1,529	52,307
Chicago Bridge & Iron Company NV	1,022	30,742
EMCOR Group, Inc.	492	32,344
Fluor Corp.	1,806	92,684
Jacobs Engineering Group, Inc.	1,344	73,812
Quanta Services, Inc. (I)	2,043	72,404
Electrical equipment 4.6%
Acuity Brands, Inc.	363	63,924
AMETEK, Inc.	2,378	136,022
Eaton Corp. PLC	2,715	205,363
Emerson Electric Company	3,656	220,384
Hubbell, Inc.	497	56,226
Rockwell Automation, Inc.	1,433	225,483
Sensata Technologies Holding NV (I)	1,808	74,453
Industrial conglomerates 8.5%
3M Company	2,051	401,647
Carlisle Companies, Inc.	836	84,762
General Electric Company	26,238	760,640
Honeywell International, Inc.	2,602	341,226

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       13

	Shares	Value
Industrials (continued)
Industrial conglomerates (continued)
Roper Technologies, Inc.	986	$215,638
Machinery 17.4%
AGCO Corp.	1,000	63,990
Allison Transmission Holdings, Inc.	1,699	65,717
Caterpillar, Inc.	2,265	231,619
Colfax Corp. (I)	726	29,381
Crane Company	400	31,964
Cummins, Inc.	1,915	289,050
Deere & Company	1,945	217,081
Donaldson Company, Inc.	1,629	75,390
Dover Corp.	2,029	160,048
Flowserve Corp.	1,651	83,986
Fortive Corp.	2,471	156,315
Graco, Inc.	687	74,093
IDEX Corp.	858	89,884
Illinois Tool Works, Inc.	1,608	222,049
Ingersoll-Rand PLC	3,017	267,759
ITT, Inc.	1,081	45,543
Lincoln Electric Holdings, Inc.	727	64,725
Nordson Corp.	576	72,115
Oshkosh Corp.	618	42,883
PACCAR, Inc.	4,107	274,060
Parker-Hannifin Corp.	1,409	226,567
Pentair PLC	1,930	124,504
Snap-on, Inc.	650	108,895
Stanley Black & Decker, Inc.	1,795	244,389
The Middleby Corp. (I)	471	64,117
The Toro Company	1,070	69,464
Trinity Industries, Inc.	920	24,748
WABCO Holdings, Inc. (I)	616	73,224
Wabtec Corp.	980	82,212
Woodward, Inc.	508	34,376
Xylem, Inc.	1,879	96,599
Marine 0.1%
Kirby Corp. (I)	283	19,980
Professional services 2.3%
ManpowerGroup, Inc.	932	94,113
Nielsen Holdings PLC	2,988	122,896
Robert Half International, Inc.	1,361	62,674
The Dun & Bradstreet Corp.	409	44,830
TransUnion (I)	802	32,104
Verisk Analytics, Inc. (I)	1,611	133,407

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       14

	Shares	Value
Industrials (continued)
Road and rail 6.1%
AMERCO	87	$32,578
CSX Corp.	5,632	286,331
Genesee & Wyoming, Inc., Class A (I)	576	39,030
J.B. Hunt Transport Services, Inc.	1,073	96,205
Kansas City Southern	1,208	108,805
Landstar System, Inc.	227	19,397
Norfolk Southern Corp.	1,882	221,116
Old Dominion Freight Line, Inc.	741	65,593
Ryder System, Inc.	936	63,564
Union Pacific Corp.	3,248	363,646
Trading companies and distributors 2.8%
Air Lease Corp.	1,116	42,564
Fastenal Company	3,026	135,202
HD Supply Holdings, Inc. (I)	1,866	75,200
MSC Industrial Direct Company, Inc., Class A	578	51,748
United Rentals, Inc. (I)	1,135	124,464
W.W. Grainger, Inc.	635	122,365
Watsco, Inc.	264	36,643
Transportation infrastructure 0.3%
Macquarie Infrastructure Corp.	712	57,935
Information technology 17.4%		3,703,123
Electronic equipment, instruments and components 5.6%
Amphenol Corp., Class A	3,117	225,390
Arrow Electronics, Inc. (I)	1,352	95,316
Avnet, Inc.	1,692	65,463
Cognex Corp.	518	44,206
Coherent, Inc. (I)	101	21,776
Flex, Ltd. (I)	7,868	121,643
FLIR Systems, Inc.	1,500	55,095
IPG Photonics Corp. (I)	339	42,822
Jabil Circuit, Inc.	2,697	78,267
Keysight Technologies, Inc. (I)	1,579	59,102
Littelfuse, Inc.	113	17,419
National Instruments Corp.	1,015	35,434
TE Connectivity, Ltd.	2,484	192,187
Trimble, Inc. (I)	2,307	81,737
Universal Display Corp.	150	13,403
Zebra Technologies Corp., Class A (I)	467	44,024
Internet software and services 0.3%
CoStar Group, Inc. (I)	240	57,814

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       15

	Shares	Value
Information technology (continued)
IT services 11.2%
Accenture PLC, Class A	2,218	$269,043
Alliance Data Systems Corp.	641	160,013
Automatic Data Processing, Inc.	2,064	215,667
Booz Allen Hamilton Holding Corp.	1,443	51,847
Broadridge Financial Solutions, Inc.	1,428	99,874
CoreLogic, Inc. (I)	733	31,328
Euronet Worldwide, Inc. (I)	437	36,105
Fidelity National Information Services, Inc.	2,146	180,672
First Data Corp., Class A (I)	2,712	42,361
Fiserv, Inc. (I)	2,444	291,178
FleetCor Technologies, Inc. (I)	762	107,549
Genpact, Ltd.	1,899	46,374
Global Payments, Inc.	1,425	116,508
Jack Henry & Associates, Inc.	970	94,012
MAXIMUS, Inc.	643	39,217
Paychex, Inc.	3,119	184,894
PayPal Holdings, Inc. (I)	3,498	166,925
Total System Services, Inc.	2,017	115,594
Vantiv, Inc., Class A (I)	1,636	101,497
WEX, Inc. (I)	263	26,684
Technology hardware, storage and peripherals 0.3%
Xerox Corp.	10,387	74,683
Materials 6.8%		1,436,003
Chemicals 1.1%
The Sherwin-Williams Company	448	149,937
The Valspar Corp.	818	91,976
Construction materials 1.7%
Eagle Materials, Inc.	429	41,171
Martin Marietta Materials, Inc.	653	143,784
Vulcan Materials Company	1,368	165,364
Containers and packaging 4.0%
AptarGroup, Inc.	788	63,276
Ball Corp.	1,549	119,103
Bemis Company, Inc.	1,340	60,206
Berry Global Group, Inc. (I)	1,138	56,900
Crown Holdings, Inc. (I)	1,406	78,863
Graphic Packaging Holding Company	4,180	56,764
Packaging Corp. of America	1,257	124,166
Sealed Air Corp.	1,943	85,531
Sonoco Products Company	1,425	74,542
WestRock Company	2,323	124,420

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       16

			Shares	Value
Utilities 0.3%				$55,871
Multi-utilities 0.3%
MDU Resources Group, Inc.			2,077	55,871
	Yield (%)		Shares	Value
Short-term investments 0.1%				$25,118
(Cost $25,118)
Money market funds 0.1%				25,118
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	25,118	25,118
Total investments (Cost $19,074,424)† 100.1%				$21,295,205
Other assets and liabilities, net (0.1%)				($13,216)
Total net assets 100.0%				$21,281,989

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $19,074,446. Net unrealized appreciation aggregated to $2,220,759, of which $2,445,379 related to appreciated investment securities and $224,620 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $19,074,424)	$21,295,205
Dividends and interest receivable	10,461
Other receivables and prepaid expenses	7,846
Total assets	21,313,512
Liabilities
Payable to affiliates
Accounting and legal services fees	1,087
Investment management fees	1,943
Other liabilities and accrued expenses	28,493
Total liabilities	31,523
Net assets	$21,281,989
Net assets consist of
Paid-in capital	$19,091,395
Undistributed net investment income	47,291
Accumulated net realized gain (loss) on investments	(77,478)
Net unrealized appreciation (depreciation) on investments	2,220,781
Net assets	$21,281,989

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$21,281,989
Shares outstanding	700,000
Net asset value per share	$30.40

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       18

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$246,302
Interest	99
Total investment income	246,401
Expenses
Investment management fees	63,659
Accounting and legal services fees	3,211
Transfer agent fees	11,013
Trustees' fees	132
Printing and postage	14,855
Professional fees	26,968
Custodian fees	23,605
Stock exchange listing fees	10,722
Other	3,582
Total expenses	157,747
Less expense reductions	(86,934)
Net expenses	70,813
Net investment income	175,588
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(75,887)
Redemptions in-kind	417,017
341,130
Change in net unrealized appreciation (depreciation) of
Investments	2,148,911
2,148,911
Net realized and unrealized gain	2,490,041
Increase in net assets from operations	$2,665,629

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$175,588	$2,294
Net realized gain (loss)	341,130	(1,756)
Change in net unrealized appreciation (depreciation)	2,148,911	71,870
Increase in net assets resulting from operations	2,665,629	72,408
Distributions to shareholders
From net investment income	(131,217)	—
From fund share transactions
Shares issued	16,488,222	5,002,325
Shares repurchased	(2,815,378)	—
Total from fund share transactions	13,672,844	5,002,325
Total increase	16,207,256	5,074,733
Net assets
Beginning of period	5,074,733	—
End of period	$21,281,989	$5,074,733
Undistributed net investment income	$47,291	$2,419
Share activity
Shares outstanding
Beginning of period	200,000	—
Shares issued	600,000	200,000
Shares repurchased	(100,000)	—
End of period	700,000	200,000

1	Period from 3-28-16 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       20

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$25.37	$25.01
Net investment income[2]	0.35	0.01
Net realized and unrealized gain on investments	4.94	0.35
Total from investment operations	5.29	0.36
Less distributions
From net investment income	(0.26)	—
Net asset value, end of period	$30.40	$25.37
Total return (%)[3]	20.95	1.45	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	5.95	[5]
Expenses including reductions	0.50	0.50	[5]
Net investment income	1.24	0.50	[5]
Portfolio turnover (%)[6]	8	—	[7]

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
7	Less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       21

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Industrials ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Industrials Index. The John Hancock Dimensional Industrials Index is a rules-based index of U.S. industrial stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       22

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended April 30, 2017, the fund had no borrowings under the line of credit. Commitment fees for the year ended April 30, 2017 were $2,130.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $77,456 available to offset future net realized capital gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the year ended April 30, 2017 was $131,217 of ordinary income.

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $47,291 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       23

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $86,934.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       24

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 80% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $1,104,187 and $1,191,733, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $16,487,339 and $2,720,218, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       25

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Industrials ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Industrials ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2016 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       26

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       27

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       28

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       29

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       30

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       31

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMI

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF       32

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Industrials ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0621	940A 4/17 6/17

John Hancock

Multifactor Utilities ETF
JHMU

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before plateauing in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Utilities ETF

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
9	Premium/discount analysis
10	Your expenses
12	Fund's investments
14	Financial statements
17	Financial highlights
18	Notes to financial statements
22	Auditor's report
23	Tax information
24	Trustees and Officers
28	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Utilities Index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The John Hancock Dimensional Utilities Index comprises securities in the utility sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The utilities sector is composed of companies involved in areas such as the provision of gas, electric and water power, energy trading or the provision of related infrastructure or services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Utilities Index tracks stocks in the utilities sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.69
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Shares will fluctuate in value and, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf or call 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks ended the period higher with reduced market volatility

Most U.S. equities had positive performance for the one-year period, outperforming both developed ex-U.S. markets and emerging markets.

The fund was up and ahead of the benchmark

With an exclusive focus on utilities, the fund generated a positive return for the period and led its benchmark, the Russell 1000 Utilities Index.

The fund's emphasis on utilities-only stocks contributed

The benchmark's inclusion of telecommunications securities outside of the utilities sector contributed positively to the fund's relative performance, as those securities generally underperformed.

INDUSTRY COMPOSITION AS OF 4/30/17 (%)

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, manmade or natural disasters, geopolitical events, and environmental and other government regulations. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       3

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded fund (ETF)?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns—the overall market, company size, relative price, and profitability—that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns.

The overall market dimension reflects the excess return over the risk-free rate that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks (as measured, for instance, by their price-to-book ratios) in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       4

"The fund widely outperformed the Russell 1000 Utilities Index, a cap-weighted benchmark we use as a proxy for the utilities sector of the U.S. stock market, during the period."

Relative to a cap-weighted measure of the market, we believe that incorporating these dimensions of expected returns into an investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The custom index we developed, the John Hancock Dimensional Utilities Index, is designed to capture these dimensions over time, and the fund is, in turn, designed to track the custom index.

Can you briefly describe the market environment during the 12-month period ended April 30, 2017?

The U.S. market had positive performance for the period, outperforming both developed ex-U.S. and emerging markets. The Russell 3000 Index was up 18.58%, as compared with a 10.92% return for the MSCI World ex-USA Investable Market Index and a 18.42% return for the MSCI Emerging Markets Investable Market Index.

How did the fund perform for the period?

The fund widely outperformed the Russell 1000 Utilities Index, a cap-weighted benchmark we use

TOP 10 HOLDINGS AS OF 4/30/17 (%)

Edison International	5.6
Consolidated Edison, Inc.	5.3
PPL Corp.	5.2
Exelon Corp.	4.7
Xcel Energy, Inc.	4.5
Dominion Resources, Inc.	4.5
Public Service Enterprise Group, Inc.	4.3
American Electric Power Company, Inc.	4.0
NextEra Energy, Inc.	4.0
Duke Energy Corp.	3.4
TOTAL	45.5
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       5

"Compared with the Russell 1000 Utilities Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability."
as a proxy for the utilities sector of the U.S. stock market, during the period.

Relative to most commercial measures of the utilities sector, our approach generally results in the fund maintaining greater allocations to securities of smaller-cap issuers and to securities trading at lower prices relative to their book values. In the weightings of individual positions, we also place greater emphasis on companies that have demonstrated higher profitability.

The fund holds companies involved in the provision of gas, electric, and water power as well as energy trading or the provision of related infrastructure or services. The fund excludes stocks within telecommunication services, a sector that is included in the benchmark.

The underperformance of telecommunications securities held by the benchmark contributed positively to the fund's relative performance for the period. Conversely, the fund's greater emphasis on the lowest relative price (deep value) stocks detracted from relative performance as that segment of the market underperformed within the utilities sector.

Contributors included in an out-of-benchmark holding in ONEOK, Inc., as well as CenterPoint Energy, Inc. and Edison International. Detractors included Public Service Enterprise Group, Inc., Calpine Corp., and FirstEnergy Corp.

Were there changes to the composition of the fund?

Changes were made to the fund as a result of regularly scheduled reconstitutions during the period, the semiannual process by which the list of stocks and their weights in the John Hancock Dimensional Utilities Index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that both the fund and the custom index that it tracks maintain their intended exposure to the dimensions of expected returns. For this period, we

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       6

increased the fund's exposure to electric utility companies, while decreasing its exposure to multi-utilities.

How was the fund positioned at the close of the period?

Compared with the Russell 1000 Utilities Index, the fund ended the period with greater weights in low relative price stocks and in equities with smaller market capitalizations while emphasizing companies with higher profitability. The fund held approximately 40 names, and in absolute terms, the fund's largest industry exposure was to the electric utilities segment of the utilities sector.

MANAGED BY

Lukas J. Smart, CFA On the fund since inception Investing since 2003
Joel P. Schneider On the fund since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share.  A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       7

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Utilities ETF for periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. The fee waivers and/or expense limitations are contracted through 8-31-17. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)*	0.69
Net (%)*	0.50

*Expenses have been estimated for the first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The value of a $10,000 investment calculated at market value from inception through period end would be $11,050.

The John Hancock Dimensional Utilities Index is designed to comprise securities in the utilities sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.

The Russell 1000 Utilities Index tracks stocks in the utilities sector of the Russell 1000 Index.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

The chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       8

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	31	12.35%	218	86.85%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	1	0.40%
75 - < 100	0	0.00%	1	0.40%
100 or Above	0	0.00%	0	0.00%
Total	31	12.35%	220	87.65%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       10

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2016	Ending value on 4-30-2017	Expenses paid during period ended 4-30-2017[1]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,071.30	$2.57	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       11

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 100.0%		$17,554,360
(Cost $16,879,540)
Energy 2.0%		339,492
Oil, gas and consumable fuels 2.0%
ONEOK, Inc.	6,453	339,492
Utilities 98.0%		17,214,868
Electric utilities 52.4%
Alliant Energy Corp.	5,872	230,887
American Electric Power Company, Inc.	10,350	702,041
Duke Energy Corp.	7,171	591,608
Edison International	12,230	978,033
Entergy Corp.	5,575	425,150
Eversource Energy	8,978	533,293
Exelon Corp.	23,798	824,125
FirstEnergy Corp.	13,751	411,705
Great Plains Energy, Inc.	5,689	168,338
IDACORP, Inc.	1,366	115,454
NextEra Energy, Inc.	5,232	698,786
PG&E Corp.	8,736	585,749
Pinnacle West Capital Corp.	4,270	363,334
Portland General Electric Company	3,116	141,279
PPL Corp.	23,743	904,846
The Southern Company	10,357	515,779
Westar Energy, Inc.	4,409	229,400
Xcel Energy, Inc.	17,474	787,203
Gas utilities 5.8%
Atmos Energy Corp.	3,222	261,046
National Fuel Gas Company	1,716	95,032
ONE Gas, Inc.	1,588	109,302
Southwest Gas Holdings, Inc.	1,860	155,794
UGI Corp.	5,655	283,655
WGL Holdings, Inc.	1,430	117,918
Independent power and renewable electricity producers 2.9%
AES Corp.	21,404	242,079
Calpine Corp. (I)	10,425	106,335
NRG Energy, Inc.	9,718	164,234
Multi-utilities 34.2%
Ameren Corp.	9,623	526,282
Black Hills Corp.	973	66,183
CenterPoint Energy, Inc.	13,496	385,041
CMS Energy Corp.	8,656	392,982

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       12

			Shares	Value
Utilities (continued)
Multi-utilities (continued)
	Consolidated Edison, Inc.		11,757	$932,095
	Dominion Resources, Inc.		10,106	782,508
	DTE Energy Company		5,164	540,103
	NiSource, Inc.		11,575	280,694
	Public Service Enterprise Group, Inc.		17,074	752,110
	SCANA Corp.		4,566	302,771
	Sempra Energy		2,734	308,997
	Vectren Corp.		2,872	170,654
	WEC Energy Group, Inc.		9,152	553,879
Water utilities 2.7%
	American Water Works Company, Inc.		4,504	359,239
	Aqua America, Inc.		3,594	118,925
	Yield (%)		Shares	Value
Short-term investments 0.1%				$25,905
(Cost $25,905)
Money market funds 0.1%				25,905
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	25,905	25,905
Total investments (Cost $16,905,445)† 100.1%				$17,580,265
Other assets and liabilities, net (0.1%)				($18,550)
Total net assets 100.0%				$17,561,715

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $16,907,360. Net unrealized appreciation aggregated to $672,905, of which $817,525 related to appreciated investment securities and $144,620 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $16,905,445)	$17,580,265
Dividends and interest receivable	20,304
Other receivables and prepaid expenses	7,814
Total assets	17,608,383
Liabilities
Payable for investments purchased	15,625
Payable to affiliates
Accounting and legal services fees	880
Investment management fees	2,321
Other liabilities and accrued expenses	27,842
Total liabilities	46,668
Net assets	$17,561,715
Net assets consist of
Paid-in capital	$16,856,321
Undistributed net investment income	122,950
Accumulated net realized gain (loss) on investments	(92,376)
Net unrealized appreciation (depreciation) on investments	674,820
Net assets	$17,561,715

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$17,561,715
Shares outstanding	650,000
Net asset value per share	$27.02

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       14

STATEMENT OF OPERATIONS  For the year ended 4-30-17

Investment income
Dividends	$403,346
Interest	71
Total investment income	403,417
Expenses
Investment management fees	55,450
Accounting and legal services fees	2,792
Transfer agent fees	11,013
Trustees' fees	125
Printing and postage	14,812
Professional fees	23,970
Custodian fees	23,434
Stock exchange listing fees	10,808
Other	3,572
Total expenses	145,976
Less expense reductions	(84,285)
Net expenses	61,691
Net investment income	341,726
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(92,376)
Redemptions in-kind	121,689
29,313
Change in net unrealized appreciation (depreciation) of
Investments	692,382
692,382
Net realized and unrealized gain	721,695
Increase in net assets from operations	$1,063,421

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 4-30-17	Period ended 4-30-16[1]
Increase (decrease) in net assets
From operations
Net investment income	$341,726	$4,257
Net realized gain	29,313	—
Change in net unrealized appreciation (depreciation)	692,382	(17,562)
Increase (decrease) in net assets resulting from operations	1,063,421	(13,305)
Distributions to shareholders
From net investment income	(223,656)	—
From fund share transactions
Shares issued	13,096,687	4,984,653
Shares repurchased	(1,346,085)	—
Total from fund share transactions	11,750,602	4,984,653
Total increase	12,590,367	4,971,348
Net assets
Beginning of period	4,971,348	—
End of period	$17,561,715	$4,971,348
Undistributed net investment income	$122,950	$4,380
Share activity
Shares outstanding
Beginning of period	200,000	—
Shares issued	500,000	200,000
Shares repurchased	(50,000)	—
End of period	650,000	200,000

1	Period from 3-28-16 (commencement of operations) to 4-30-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       16

Financial highlights

Period ended	4-30-17	4-30-16[1]
Per share operating performance
Net asset value, beginning of period	$24.86	$24.92
Net investment income[2]	0.71	0.02
Net realized and unrealized gain (loss) on investments	1.94	(0.08)
Total from investment operations	2.65	(0.06)
Less distributions
From net investment income	(0.49)	—
Net asset value, end of period	$27.02	$24.86
Total return (%)[3]	10.79	(0.27	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	6.05	[5]
Expenses including reductions	0.50	0.50	[5]
Net investment income	2.77	0.95	[5]
Portfolio turnover (%)[6]	16	0

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       17

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Utilities ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Utilities Index. The John Hancock Dimensional Utilities Index is a rules-based index of U.S. utility stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 1 under the hierarchy described above.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       18

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended April 30, 2017, the fund had no borrowings under the line of credit. Commitment fees for the year ended April 30, 2017 were $2,127.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $90,461 available to offset future net realized gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the year ended April 30, 2017 was $223,656 of ordinary income.

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $122,950 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       19

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.450% of the first $300 million of the fund's average daily net assets; and (b) 0.420% of the fund's average daily net assets in excess of $300 million. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.50% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the year ended April 30, 2017, the expense reductions described above amounted to $84,285.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       20

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 88% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $2,033,592 and $2,045,721, respectively, for the year ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $13,096,116 and $1,216,359, respectively, for the year ended April 30, 2017.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       21

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Utilities ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Utilities ETF (the "Fund") as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2016 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       22

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended April 30, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-Div in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       23

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       24

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       25

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       26

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       27

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

NYSE Arca: JHMU

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR UTILITIES ETF       28

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Utilities ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0623	860A 4/17 6/17

John Hancock

Multifactor Developed International ETF
JHMD

Annual report 4/30/17
ETF

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply in recent months, with several indexes reaching all-time highs before pulling back in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Outside the United States, economic activity and corporate earnings appear to be picking up. In a year of key European elections, investors have also been encouraged by the rejection of candidates with potentially trade-inhibiting agendas; for example, the recent victory of moderate French presidential candidate Emmanuel Macron has been well received by the markets. While it is still possible for this sentiment to shift in the months ahead, the risk of political uncertainty in Europe appears to be diminishing.

Regardless of what happens in the political sphere, markets worldwide are enjoying the support of strengthening economic activity and mostly low inflation. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor Developed International ETF

2	Portfolio summary
4	Premium/discount analysis
5	Your expenses
7	Fund's investments
25	Financial statements
28	Financial highlights
29	Notes to financial statements
34	Auditor's report
35	Evaluation of advisory and subadvisory agreements by the Board of Trustees
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       1

Portfolio summary

INVESTMENT OBJECTIVE

The fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Developed International Index.

SECTOR COMPOSITION AS OF 4/30/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       2

TOP 10 HOLDINGS AS OF 4/30/17 (%)

Toyota Motor Corp.	1.5
Nestle SA	1.1
Novartis AG	1.0
Linde AG	0.9
Roche Holding AG	0.9
HSBC Holdings PLC	0.8
Cie Financiere Richemont SA	0.8
Zurich Insurance Group AG	0.7
British American Tobacco PLC	0.7
Nippon Telegraph & Telephone Corp.	0.7
TOTAL	9.1
As a percentage of net assets.
Cash and cash equivalents are not included.

TOP 10 COUNTRIES AS OF 4/30/17 (%)

Japan	24.3
United Kingdom	16.3
Germany	9.7
France	9.6
Switzerland	8.2
Australia	7.4
Hong Kong	3.6
Netherlands	3.5
Spain	3.2
Sweden	2.9
TOTAL	88.7
As a percentage of net assets.
Cash and cash equivalents are not included.

A note about risks

While the fund holds large-cap as well as mid-cap companies, the prices of midsize company stocks can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       3

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

Period Ended April 30, 2017

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
0 - < 25	2	2.17%	2	2.17%
25 - < 50	0	0.00%	10	10.87%
50 - < 75	1	1.09%	27	29.35%
75 - < 100	0	0.00%	34	36.96%
100 or Above	0	0.00%	16	17.39%
Total	3	3.26%	89	96.74%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       4

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on December 15, 2016, with the same investment held until April 30, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2017, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2016, with the same investment held until April 30, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. The fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       5

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 12-15-2016	Ending value on 4-30-2017[1]	Expenses paid during period ended 4-30-2017[2]	Annualized expense ratio
Actual expenses/actual returns	$1,000.00	$1,000.00	$1.68	0.45%
Hypothetical example for comparison purposes	1,000.00	1,017.10	1.69	0.45%

1	The inception date for the fund is 12-15-16. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 136/365 (to reflect the period).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       6

Fund's investments

As of 4-30-17
	Shares	Value
Common stocks 98.7%		$32,179,651
(Cost $29,928,454)
Australia 7.4%		2,400,453
AGL Energy, Ltd.	2,408	48,190
Amcor, Ltd.	4,530	53,222
AMP, Ltd.	29,521	118,334
APA Group	2,618	17,934
Aristocrat Leisure, Ltd.	2,558	37,571
ASX, Ltd.	706	26,779
Aurizon Holdings, Ltd.	10,950	42,173
Australia & New Zealand Banking Group, Ltd.	4,931	120,807
BHP Billiton PLC	6,491	98,673
BHP Billiton, Ltd.	11,245	199,475
Brambles, Ltd.	3,412	26,384
Caltex Australia, Ltd.	1,055	23,567
CIMIC Group, Ltd.	464	12,849
Coca-Cola Amatil, Ltd.	3,367	23,594
Cochlear, Ltd.	246	25,734
Commonwealth Bank of Australia	2,849	186,217
Computershare, Ltd.	1,301	14,341
Crown Resorts, Ltd.	1,830	17,107
CSL, Ltd.	1,044	103,489
Dexus Property Group	1,983	15,126
Fortescue Metals Group, Ltd.	8,868	35,216
Goodman Group	3,541	21,476
Insurance Australia Group, Ltd.	8,275	38,430
LendLease Group	3,197	38,326
Macquarie Group, Ltd.	407	28,307
Medibank Pvt., Ltd.	13,709	29,834
Mirvac Group	8,151	13,837
National Australia Bank, Ltd.	4,420	112,387
Newcrest Mining, Ltd.	1,958	30,984
Oil Search, Ltd.	6,527	35,242
Origin Energy, Ltd. (I)	9,145	49,105
Qantas Airways, Ltd.	7,586	24,054
QBE Insurance Group, Ltd.	3,146	30,280
Ramsay Health Care, Ltd.	513	27,507
REA Group, Ltd.	230	10,577
Santos, Ltd. (I)	7,880	20,508
Scentre Group	4,411	14,218
Sonic Healthcare, Ltd.	1,314	21,707
South32, Ltd.	24,621	51,188
Stockland	6,051	21,947

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       7

	Shares	Value
Australia (continued)
Suncorp Group, Ltd.	3,019	$31,157
Sydney Airport	8,937	46,050
Telstra Corp., Ltd.	28,208	89,022
The GPT Group	3,889	15,269
Transurban Group	1,939	17,691
Treasury Wine Estates, Ltd.	1,597	14,332
Vicinity Centres	6,183	13,317
Wesfarmers, Ltd.	1,056	33,958
Westfield Corp.	2,168	14,722
Westpac Banking Corp.	6,307	165,367
Woodside Petroleum, Ltd.	1,765	42,476
Woolworths, Ltd.	2,507	50,396
Austria 0.2%		63,881
ANDRITZ AG	184	10,173
Erste Group Bank AG	727	25,982
OMV AG	210	9,667
Raiffeisen Bank International AG (I)	199	4,536
Verbund AG, Class A	100	1,661
voestalpine AG	284	11,862
Belgium 1.4%		449,884
Ageas	1,362	55,766
Anheuser-Busch InBev SA	1,303	146,714
bpost SA	288	6,900
Colruyt SA	510	26,183
KBC Groep NV	633	45,687
Proximus SADP	847	25,904
Solvay SA	587	74,628
Telenet Group Holding NV (I)	93	5,647
UCB SA	477	37,170
Umicore SA	432	25,285
Canada 0.0%		698
International Petroleum Corp. (I)	192	698
Chile 0.1%		22,106
Antofagasta PLC	2,039	22,106
Denmark 1.8%		583,433
A.P. Moeller - Maersk A/S, Series A	10	16,589
A.P. Moeller - Maersk A/S, Series B	9	15,563
Carlsberg A/S, Class B	546	54,482
Chr. Hansen Holding A/S	698	47,032
Coloplast A/S, Class B	179	15,319
Danske Bank A/S	1,107	40,197
DONG Energy A/S (S)	162	6,381
DSV A/S	960	53,469

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       8

	Shares	Value
Denmark (continued)
Genmab A/S (I)	117	$23,264
H Lundbeck A/S	282	14,451
ISS A/S	516	21,396
Novo Nordisk A/S, Class B	3,001	116,748
Novozymes A/S, B Shares	1,757	75,890
Pandora A/S	251	27,122
Vestas Wind Systems A/S	645	55,530
Finland 1.1%		361,000
Elisa OYJ	682	23,223
Fortum OYJ	938	13,646
Kone OYJ, Class B	817	37,420
Neste OYJ	453	18,494
Nokia OYJ	4,117	23,537
Nokian Renkaat OYJ	548	23,571
Orion OYJ, Class A	92	5,245
Orion OYJ, Class B	468	26,832
Sampo OYJ, A Shares	751	35,975
Stora Enso OYJ, R Shares	6,280	74,678
UPM-Kymmene OYJ	1,907	50,317
Wartsila OYJ ABP	461	28,062
France 9.6%		3,130,246
Air Liquide SA	889	107,069
Airbus SE	884	71,456
AXA SA	3,967	105,880
BNP Paribas SA	1,853	130,715
Bouygues SA	2,490	104,650
Cap Gemini SA	505	50,538
Carrefour SA	3,304	77,804
Christian Dior SE	107	29,357
Cie de Saint-Gobain	2,477	133,653
Cie Generale des Etablissements Michelin	1,214	158,572
Credit Agricole SA	2,659	39,524
Danone SA	946	66,115
Dassault Systemes SA	656	58,527
Electricite de France SA	2,898	24,192
Engie SA	4,373	61,668
Essilor International SA	481	62,304
Hermes International	31	14,826
Iliad SA	130	31,555
Kering	70	21,690
L'Oreal SA	348	69,292
Legrand SA	1,418	91,768
LVMH Moet Hennessy Louis Vuitton SE	544	134,176
Natixis SA	4,688	32,606

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       9

	Shares	Value
France (continued)
Orange SA	9,749	$150,750
Pernod Ricard SA	159	19,885
Peugeot SA (I)	4,411	92,393
Publicis Groupe SA	948	68,412
Renault SA	1,371	127,811
Safran SA	1,326	109,769
Sanofi	1,450	136,755
Schneider Electric SE	501	39,553
SFR Group SA (I)	210	6,874
Societe Generale SA	1,631	89,177
Sodexo SA	513	65,192
Thales SA	525	55,180
TOTAL SA	4,148	213,065
Unibail-Rodamco SE	209	51,310
Valeo SA	934	67,127
Vinci SA	1,171	99,590
Vivendi SA	2,998	59,466
Germany 9.2%		2,984,744
adidas AG	343	68,688
Allianz SE	868	165,222
BASF SE	1,726	168,143
Bayer AG	1,519	187,907
Bayerische Motoren Werke AG	1,409	134,484
Beiersdorf AG	361	35,907
Continental AG	254	56,840
Covestro AG (S)	325	25,326
Daimler AG	2,896	215,706
Deutsche Bank AG	6,604	118,874
Deutsche Boerse AG	57	5,577
Deutsche Post AG	1,540	55,340
Deutsche Telekom AG	11,395	199,778
Deutsche Wohnen AG, BR Shares	2,735	93,488
E.ON SE	14,475	112,813
Evonik Industries AG	1,537	51,308
Fresenius Medical Care AG & Company KGaA	847	75,125
Fresenius SE & Company KGaA	937	75,924
Hannover Rueck SE	306	36,687
HeidelbergCement AG	912	84,415
Henkel AG & Company, KGaA	117	13,652
Infineon Technologies AG	4,931	102,023
Innogy SE (S)	367	13,488
Linde AG	1,674	300,688
MAN SE	163	17,118
Merck KGaA	302	35,451
Muenchener Rueckversicherungs-Gesellschaft AG	640	122,624

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       10

	Shares	Value
Germany (continued)
SAP SE	884	$88,629
Siemens AG	889	127,399
Telefonica Deutschland Holding AG	3,232	15,662
thyssenkrupp AG	2,340	55,690
TUI AG	1,912	27,779
Volkswagen AG	126	20,300
Vonovia SE	2,119	76,689
Hong Kong 3.6%		1,165,115
AIA Group, Ltd.	11,632	80,537
Bank of East Asia, Ltd.	15,791	65,377
BOC Hong Kong Holdings, Ltd.	14,580	59,988
Cathay Pacific Airways, Ltd.	18,730	26,972
Cheung Kong Infrastructure Holdings, Ltd.	863	7,562
Cheung Kong Property Holdings, Ltd.	7,288	52,288
Chow Tai Fook Jewellery Group Ltd.	8,516	9,351
CK Hutchison Holdings, Ltd.	7,175	89,624
CLP Holdings, Ltd.	4,219	44,509
Dairy Farm International Holdings, Ltd.	700	6,230
Galaxy Entertainment Group, Ltd.	5,207	28,989
Hang Lung Properties, Ltd.	11,558	30,316
Hang Seng Bank, Ltd.	1,097	22,243
Henderson Land Development Company, Ltd.	2,294	14,541
HK Electric Investments & HK Electric Investments, Ltd. (S)	26,644	23,569
HKT Trust and HKT, Ltd.	25,236	32,285
Hong Kong & China Gas Company, Ltd.	11,357	22,692
Hong Kong Exchanges & Clearing, Ltd.	2,711	66,786
Hongkong Land Holdings, Ltd.	6,500	50,115
Kingston Financial Group, Ltd.	13,050	4,514
Link REIT	3,717	26,739
MTR Corp., Ltd.	3,427	19,740
New World Development Company, Ltd.	44,190	55,056
NWS Holdings, Ltd.	11,080	20,828
Power Assets Holdings, Ltd.	2,375	21,376
Sino Land Company, Ltd.	22,658	38,397
Sun Hung Kai Properties, Ltd.	2,918	43,784
Swire Pacific, Ltd., Class A	2,644	25,462
Swire Pacific, Ltd., Class B	5,225	8,868
Swire Properties, Ltd.	4,062	13,631
Techtronic Industries Company, Ltd.	6,399	27,480
The Wharf Holdings, Ltd.	2,762	23,598
Wheelock & Company, Ltd.	9,299	72,514
Yue Yuen Industrial Holdings, Ltd.	7,374	29,154
Ireland 0.9%		298,916
Bank of Ireland (I)	124,672	31,361

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       11

	Shares	Value
Ireland (continued)
CRH PLC (I)	1,837	$66,963
DCC PLC	319	29,426
Glanbia PLC	1,191	23,241
James Hardie Industries PLC	848	14,377
Kerry Group PLC, Class A	347	28,347
Paddy Power Betfair PLC	131	14,593
Shire PLC	981	57,582
Smurfit Kappa Group PLC	1,238	33,026
Israel 0.5%		154,392
Azrieli Group	36	1,918
Bank Hapoalim BM	3,440	21,487
Bank Leumi Le-Israel BM (I)	3,850	18,028
Bezeq The Israeli Telecommunication Corp., Ltd.	5,400	9,093
Check Point Software Technologies, Ltd. (I)	171	17,786
Elbit Systems, Ltd.	21	2,503
Israel Chemicals, Ltd.	660	2,854
Mobileye NV (I)	177	10,955
Taro Pharmaceutical Industries, Ltd. (I)	34	3,973
Teva Pharmaceutical Industries, Ltd.	2,080	65,795
Italy 1.8%		588,514
Assicurazioni Generali SpA	1,900	30,063
Atlantia SpA	702	17,796
Banca Mediolanum SpA	982	7,512
Davide Campari-Milano SpA	1,203	14,227
Enel SpA	11,392	54,137
Eni SpA	3,935	61,147
Ferrari NV	461	34,664
Intesa Sanpaolo SpA	16,620	48,395
Intesa Sanpaolo SpA	1,748	4,778
Leonardo-Finmeccanica SpA (I)	1,707	26,823
Luxottica Group SpA	276	15,989
Mediobanca SpA	4,131	39,699
Parmalat SpA	836	2,831
Poste Italiane SpA (S)	3,616	24,768
PRADA SpA	2,309	10,836
Prysmian SpA	875	25,260
Recordati SpA	512	18,962
Snam SpA	5,029	22,223
Telecom Italia SpA (I)	32,327	28,690
Telecom Italia SpA (I)	21,717	15,502
Terna Rete Elettrica Nazionale SpA	5,635	28,411
UniCredit SpA (I)	2,687	43,715
UnipolSai Assicurazioni SpA	5,260	12,086

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       12

	Shares	Value
Japan 24.3%		$7,910,696
ABC-Mart, Inc.	200	11,106
Acom Company, Ltd. (I)	1,400	6,217
Aeon Company, Ltd.	4,100	60,818
AEON Financial Service Company, Ltd.	400	7,683
Aisin Seiki Company, Ltd.	800	39,114
Ajinomoto Company, Inc.	600	11,675
Alps Electric Company, Ltd.	800	23,504
ANA Holdings, Inc.	20,000	60,196
Aozora Bank, Ltd.	4,000	14,569
Asahi Glass Company, Ltd.	2,000	17,332
Asahi Group Holdings, Ltd.	700	26,406
Asahi Kasei Corp.	8,000	76,254
Asics Corp.	200	3,536
Astellas Pharma, Inc.	2,000	26,339
Bandai Namco Holdings, Inc.	1,000	31,354
Bridgestone Corp.	2,400	100,074
Brother Industries, Ltd.	700	14,387
Calbee, Inc.	400	13,959
Canon, Inc.	2,300	76,261
Casio Computer Company, Ltd.	400	5,637
Central Japan Railway Company	400	67,049
Chubu Electric Power Company, Inc.	2,600	34,929
Chugai Pharmaceutical Company, Ltd.	200	7,087
Concordia Financial Group, Ltd.	4,500	20,677
Dai Nippon Printing Company, Ltd.	3,000	33,372
Dai-ichi Life Holdings, Inc.	2,400	40,822
Daicel Corp.	900	10,327
Daiichi Sankyo Company, Ltd.	1,200	26,622
Daikin Industries, Ltd.	400	38,845
Daito Trust Construction Company, Ltd.	100	14,712
Daiwa House Industry Company, Ltd.	800	23,762
Daiwa Securities Group, Inc.	2,000	12,152
Denso Corp.	700	30,136
Dentsu, Inc.	200	11,268
Don Quijote Holdings Company, Ltd.	700	25,527
East Japan Railway Company	1,300	116,087
Eisai Company, Ltd.	200	10,500
Electric Power Development Company, Ltd.	1,000	23,190
FamilyMart UNY Holdings Company, Ltd.	100	5,652
FANUC Corp.	100	20,324
Fast Retailing Company, Ltd.	100	32,619
FUJIFILM Holdings Corp.	1,000	37,086
Fujitsu, Ltd.	4,000	24,932
Hamamatsu Photonics KK	200	5,876
Hankyu Hanshin Holdings, Inc.	2,000	66,027

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       13

	Shares	Value
Japan (continued)
Hino Motors, Ltd.	1,400	$17,546
Hirose Electric Company, Ltd.	100	13,430
Hisamitsu Pharmaceutical Company, Inc.	100	5,113
Hitachi Chemical Company, Ltd.	300	8,585
Hitachi Construction Machinery Company, Ltd.	300	7,727
Hitachi High-Technologies Corp.	100	3,988
Hitachi Metals, Ltd.	1,500	21,006
Hitachi, Ltd.	17,000	93,807
Honda Motor Company, Ltd.	3,600	104,380
Hoshizaki Corp.	200	16,668
Hoya Corp.	900	42,986
Hulic Company, Ltd.	900	8,478
Idemitsu Kosan Company, Ltd.	600	19,189
Iida Group Holdings Company, Ltd.	800	12,732
Inpex Corp.	2,200	21,088
Isetan Mitsukoshi Holdings, Ltd.	2,000	21,835
Isuzu Motors, Ltd.	1,300	17,633
ITOCHU Corp.	3,600	50,898
Japan Airlines Company, Ltd.	900	28,420
Japan Exchange Group, Inc.	2,200	30,808
Japan Post Bank Company, Ltd.	600	7,466
Japan Post Holdings Company, Ltd.	700	8,672
Japan Post Insurance Company, Ltd.	100	2,277
Japan Real Estate Investment Corp.	3	15,798
Japan Retail Fund Investment Corp.	4	7,816
Japan Tobacco, Inc.	2,000	66,493
JFE Holdings, Inc.	1,200	20,459
JGC Corp.	600	10,469
JSR Corp.	600	10,959
JTEKT Corp.	2,600	40,911
JXTG Holdings, Inc.	9,700	43,779
Kajima Corp.	7,000	47,537
Kansai Paint Company, Ltd.	400	8,856
Kao Corp.	1,100	60,669
Kawasaki Heavy Industries, Ltd.	14,000	42,325
KDDI Corp.	3,900	103,404
Keikyu Corp.	2,000	22,948
Keio Corp.	1,000	8,002
Keisei Electric Railway Company, Ltd.	200	4,756
Keyence Corp.	100	40,190
Kintetsu Group Holdings Company, Ltd.	11,000	40,163
Kirin Holdings Company, Ltd.	2,000	38,862
Koito Manufacturing Company, Ltd.	600	30,950
Komatsu, Ltd.	900	23,996
Konami Holdings Corp.	300	12,474

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       14

	Shares	Value
Japan (continued)
Konica Minolta, Inc.	4,000	$35,346
Kose Corp.	100	9,482
Kubota Corp.	1,200	18,871
Kuraray Company, Ltd.	3,700	59,681
Kyocera Corp.	700	39,625
Kyowa Hakko Kirin Company, Ltd.	900	15,437
Kyushu Electric Power Company, Inc.	4,000	43,133
Kyushu Railway Company	200	6,271
Lawson, Inc.	300	19,916
LINE Corp. (I)	100	3,467
Lion Corp.	1,000	18,050
LIXIL Group Corp.	1,500	37,450
M3, Inc.	800	20,447
Makita Corp.	200	7,132
Marubeni Corp.	3,900	24,015
Mazda Motor Corp.	4,300	63,032
Mebuki Financial Group, Inc.	3,400	13,329
MEIJI Holdings Company, Ltd.	300	25,460
MINEBEA MITSUMI, Inc.	1,100	15,898
Mitsubishi Chemical Holdings Corp.	8,200	64,168
Mitsubishi Corp.	3,000	64,686
Mitsubishi Electric Corp.	2,000	27,882
Mitsubishi Estate Company, Ltd.	1,000	19,108
Mitsubishi Gas Chemical Company, Inc.	600	12,821
Mitsubishi Heavy Industries, Ltd.	11,000	44,012
Mitsubishi Materials Corp.	700	20,817
Mitsubishi Motors Corp.	1,600	10,234
Mitsubishi Tanabe Pharma Corp.	300	6,088
Mitsubishi UFJ Financial Group, Inc.	22,800	145,059
Mitsubishi UFJ Lease & Finance Company, Ltd.	4,300	22,451
Mitsui & Company, Ltd.	4,100	57,857
Mitsui Chemicals, Inc.	7,000	35,794
Mitsui Fudosan Company, Ltd.	1,400	30,764
Mizuho Financial Group, Inc.	39,900	72,877
MS&AD Insurance Group Holdings, Inc.	900	29,324
Murata Manufacturing Company, Ltd.	300	40,222
NEC Corp.	29,000	72,064
Nexon Company, Ltd.	700	11,900
NGK Insulators, Ltd.	1,200	25,632
NGK Spark Plug Company, Ltd.	800	17,303
NH Foods, Ltd.	1,000	28,438
Nidec Corp.	300	27,505
Nikon Corp.	2,000	28,528
Nintendo Company, Ltd.	100	25,159
Nippon Building Fund, Inc.	2	10,640

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       15

	Shares	Value
Japan (continued)
Nippon Express Company, Ltd.	9,000	$49,412
Nippon Paint Holdings Company, Ltd.	200	7,670
Nippon Steel & Sumitomo Metal Corp.	1,900	42,791
Nippon Telegraph & Telephone Corp.	5,200	222,471
Nissan Chemical Industries, Ltd.	300	9,298
Nissan Motor Company, Ltd.	10,000	94,958
Nisshin Seifun Group, Inc.	100	1,533
Nissin Food Holdings Company, Ltd.	200	11,447
Nitori Holdings Company, Ltd.	200	26,034
Nitto Denko Corp.	100	7,526
Nomura Holdings, Inc.	6,400	38,410
Nomura Real Estate Master Fund, Inc.	7	10,092
Nomura Research Institute, Ltd.	200	6,962
NSK, Ltd.	3,700	50,453
NTT Data Corp.	300	13,914
NTT DOCOMO, Inc.	2,900	69,931
Obayashi Corp.	5,600	54,307
Obic Company, Ltd.	100	5,401
Odakyu Electric Railway Company, Ltd.	1,500	29,093
Oji Holdings Corp.	5,000	24,177
Olympus Corp.	800	30,789
Omron Corp.	800	33,480
Ono Pharmaceutical Company, Ltd.	400	8,243
Oracle Corp. Japan	200	11,519
Oriental Land Company, Ltd.	400	22,966
ORIX Corp.	5,100	77,825
Osaka Gas Company, Ltd.	17,000	63,641
Otsuka Corp.	200	10,711
Otsuka Holdings Company, Ltd.	300	13,798
Panasonic Corp.	5,200	62,067
Rakuten, Inc.	900	9,212
Recruit Holdings Company, Ltd.	400	20,203
Resona Holdings, Inc.	5,200	28,913
Ricoh Company, Ltd.	3,900	32,468
Rohm Company, Ltd.	500	35,077
Ryohin Keikaku Company, Ltd.	100	22,553
Santen Pharmaceutical Company, Ltd.	900	12,652
Secom Company, Ltd.	200	14,508
Seibu Holdings, Inc.	900	15,712
Seiko Epson Corp.	1,500	30,681
Sekisui Chemical Company, Ltd.	3,300	55,360
Sekisui House, Ltd.	1,400	23,229
Seven & i Holdings Company, Ltd.	1,700	71,831
Seven Bank, Ltd.	3,000	10,065
Sharp Corp. (I)	1,000	3,606

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       16

	Shares	Value
Japan (continued)
Shimadzu Corp.	300	$5,087
Shimano, Inc.	100	15,278
Shimizu Corp.	4,000	38,360
Shin-Etsu Chemical Company, Ltd.	400	34,750
Shinsei Bank, Ltd.	14,000	26,124
Shionogi & Company, Ltd.	300	15,429
Shiseido Company, Ltd.	300	8,117
SMC Corp.	100	28,160
SoftBank Group Corp.	1,700	128,747
Sohgo Security Services Company, Ltd.	100	4,364
Sompo Holdings, Inc.	700	26,412
Sony Corp.	1,100	37,094
Sony Financial Holdings, Inc.	800	13,291
Stanley Electric Company, Ltd.	400	11,698
Start Today Company, Ltd.	800	17,081
Subaru Corp.	1,200	45,343
Sumitomo Chemical Company, Ltd.	9,000	50,785
Sumitomo Corp.	2,600	34,719
Sumitomo Dainippon Pharma Company, Ltd.	600	9,839
Sumitomo Electric Industries, Ltd.	1,500	24,444
Sumitomo Metal Mining Company, Ltd.	2,000	27,119
Sumitomo Mitsui Financial Group, Inc.	2,600	96,191
Sumitomo Mitsui Trust Holdings, Inc.	600	20,545
Suntory Beverage & Food, Ltd.	200	8,944
Suruga Bank, Ltd.	400	8,357
Suzuki Motor Corp.	900	37,560
Sysmex Corp.	300	18,247
T&D Holdings, Inc.	1,300	19,284
Taisei Corp.	6,000	45,752
Taisho Pharmaceutical Holdings Company, Ltd.	200	16,435
Taiyo Nippon Sanso Corp.	700	8,358
Takeda Pharmaceutical Company, Ltd.	800	38,339
TDK Corp.	1,200	74,280
Terumo Corp.	400	14,587
The Chiba Bank, Ltd.	4,000	26,770
The Chugoku Electric Power Company, Inc.	3,100	33,789
The Kansai Electric Power Company, Ltd.	2,400	32,446
The Shizuoka Bank, Ltd.	4,000	33,731
Tobu Railway Company, Ltd.	10,000	50,686
Toho Company, Ltd.	200	5,732
Tohoku Electric Power Company, Inc.	5,600	74,653
Tokio Marine Holdings, Inc.	1,500	63,138
Tokyo Electric Power Company, Inc. (I)	11,800	45,837
Tokyo Electron, Ltd.	200	23,262
Tokyo Gas Company, Ltd.	10,000	46,425

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       17

	Shares	Value
Japan (continued)
Tokyu Corp.	3,000	$21,477
Toppan Printing Company, Ltd.	3,000	30,170
Toray Industries, Inc.	2,000	17,693
Toshiba Corp. (I)	13,000	26,287
Tosoh Corp.	1,000	9,393
TOTO, Ltd.	700	26,720
Toyota Industries Corp.	300	14,910
Toyota Motor Corp.	9,000	487,261
Toyota Tsusho Corp.	1,300	40,993
Trend Micro, Inc.	700	30,771
Unicharm Corp.	900	21,868
United Urban Investment Corp.	3	4,535
USS Company, Ltd.	1,200	21,208
West Japan Railway Company	600	40,068
Yahoo Japan Corp.	3,100	13,265
Yakult Honsha Company, Ltd.	100	5,688
Yamada Denki Company, Ltd.	2,800	14,695
Yamaha Corp.	400	11,088
Yamaha Motor Company, Ltd.	1,500	35,539
Yamato Holdings Company, Ltd.	600	12,964
Yamazaki Baking Company, Ltd.	300	6,322
Yaskawa Electric Corp.	800	15,279
Jersey, Channel Islands 0.1%		36,096
Randgold Resources, Ltd.	410	36,096
Jordan 0.0%		10,976
Hikma Pharmaceuticals PLC	438	10,976
Luxembourg 0.3%		107,882
ArcelorMittal (I)	4,337	34,207
Millicom International Cellular SA	905	49,671
RTL Group SA	213	16,503
Tenaris SA	479	7,501
Macau 0.1%		39,211
MGM China Holdings, Ltd.	2,284	5,204
Sands China, Ltd.	4,311	19,566
Wynn Macau, Ltd.	6,568	14,441
Mexico 0.1%		16,832
Fresnillo PLC	896	16,832
Netherlands 3.5%		1,155,219
ABN AMRO Group NV (S)	1,286	33,749
Aegon NV	4,784	24,375
Akzo Nobel NV	1,773	154,997
Altice NV, Class A (I)	475	11,796

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       18

	Shares	Value
Netherlands (continued)
Altice NV, Class B (I)	184	$4,574
ASML Holding NV	430	56,822
Heineken Holding NV	125	10,469
Heineken NV	369	32,889
ING Groep NV	6,694	108,941
Koninklijke Ahold Delhaize NV	1,667	34,527
Koninklijke DSM NV	745	53,276
Koninklijke KPN NV	26,346	76,171
Koninklijke Philips NV	2,436	84,408
NN Group NV	1,054	34,938
Randstad Holding NV	350	20,852
Royal Dutch Shell PLC, A Shares	7,197	186,455
Royal Dutch Shell PLC, B Shares	6,035	160,255
Wolters Kluwer NV	1,548	65,725
New Zealand 0.1%		42,914
Auckland International Airport, Ltd.	1,455	6,893
Fisher & Paykel Healthcare Corp., Ltd.	599	4,141
Fletcher Building, Ltd.	1,653	9,703
Mercury NZ, Ltd.	761	1,680
Meridian Energy, Ltd.	3,201	6,087
Ryman Healthcare, Ltd.	424	2,512
Spark New Zealand, Ltd.	4,690	11,898
Norway 0.5%		167,450
Aker BP ASA	252	4,286
DNB ASA	1,834	28,709
Gjensidige Forsikring ASA	187	2,879
Marine Harvest ASA (I)	486	8,101
Norsk Hydro ASA	1,887	10,794
Orkla ASA	718	6,517
Schibsted ASA, A Shares	352	8,773
Schibsted ASA, B Shares	254	5,708
Statoil ASA	3,708	61,335
Telenor ASA	1,443	23,380
Yara International ASA	187	6,968
Portugal 0.1%		43,545
EDP - Energias de Portugal SA	7,906	26,086
Galp Energia SGPS SA	382	5,936
Jeronimo Martins SGPS SA	628	11,523
Singapore 1.1%		360,798
Ascendas Real Estate Investment Trust	3,800	6,960
CapitaLand Mall Trust	5,500	7,752
CapitaLand, Ltd.	6,400	17,217
City Developments, Ltd.	2,300	17,756

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       19

	Shares	Value
Singapore (continued)
ComfortDelGro Corp., Ltd.	7,000	$13,723
DBS Group Holdings, Ltd.	4,000	55,377
Genting Singapore PLC	5,900	4,707
Global Logistic Properties, Ltd.	6,300	12,981
Hutchison Port Holdings Trust	18,200	7,371
Jardine Cycle & Carriage, Ltd.	200	6,758
Keppel Corp., Ltd.	3,300	15,370
Oversea-Chinese Banking Corp., Ltd.	3,800	26,644
Sembcorp Industries, Ltd.	2,600	5,636
Singapore Airlines, Ltd.	1,600	11,734
Singapore Exchange, Ltd.	3,100	16,413
Singapore Press Holdings, Ltd.	4,200	10,427
Singapore Technologies Engineering, Ltd.	3,900	10,575
Singapore Telecommunications, Ltd.	18,600	49,770
StarHub, Ltd.	3,800	7,585
United Overseas Bank, Ltd.	3,300	51,470
Wilmar International, Ltd.	1,800	4,572
South Africa 0.3%		112,603
Investec PLC	1,760	13,013
Mediclinic International PLC	2,269	24,101
Mondi PLC	2,916	75,489
Spain 3.1%		1,024,579
Abertis Infraestructuras SA	3,217	56,576
ACS Actividades de Construccion y Servicios SA	787	29,164
Aena SA (S)	173	30,519
Amadeus IT Group SA	1,680	90,557
Banco Bilbao Vizcaya Argentaria SA	9,618	76,969
Banco Santander SA	27,378	178,492
Bankia SA	12,719	15,429
CaixaBank SA	11,851	53,802
EDP Renovaveis SA	1,035	7,884
Endesa SA	743	17,505
Ferrovial SA	1,206	25,655
Gas Natural SDG SA	1,380	31,197
Grifols SA	1,576	42,313
Iberdrola SA	12,260	88,140
Industria de Diseno Textil SA	2,374	91,024
Red Electrica Corp. SA	1,776	34,618
Repsol SA	3,157	49,969
Telefonica SA	9,474	104,766
Sweden 2.9%		933,653
Alfa Laval AB	2,025	41,553
Assa Abloy AB, Class B	1,023	22,170
Atlas Copco AB, A Shares	1,203	44,996

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       20

	Shares	Value
Sweden (continued)
Atlas Copco AB, B Shares	707	$23,522
Boliden AB	2,420	69,199
Electrolux AB, Series B	1,379	40,974
Fastighets AB Balder, B Shares (I)	282	6,299
Getinge AB, B Shares	1,024	20,018
Hennes & Mauritz AB, B Shares	1,820	45,095
Hexagon AB, B Shares	210	9,147
Husqvarna AB, B Shares	1,670	16,606
ICA Gruppen AB	592	20,217
Lundin Petroleum AB (I)	576	11,000
Nordea Bank AB	5,240	64,503
Sandvik AB	2,221	35,667
Securitas AB, B Shares	1,248	20,634
Skandinaviska Enskilda Banken AB, Series A	2,350	27,070
Skandinaviska Enskilda Banken AB, Series C	35	403
Skanska AB, B Shares	821	19,647
SKF AB, B Shares	2,955	64,941
Svenska Cellulosa AB SCA, B Shares	785	26,011
Svenska Handelsbanken AB, A Shares	2,909	41,295
Svenska Handelsbanken AB, B Shares	139	1,959
Swedbank AB, A Shares	1,915	45,394
Swedish Match AB	500	16,500
Tele2 AB, B Shares	3,059	30,815
Telefonaktiebolaget LM Ericsson, B Shares	5,546	35,763
Telia Company AB	5,026	20,490
Trelleborg AB, Series B	576	13,543
Volvo AB, A Shares	971	15,878
Volvo AB, B Shares	5,032	82,344
Switzerland 8.2%		2,670,628
ABB, Ltd.	4,319	105,692
Cie Financiere Richemont SA	3,157	263,704
Coca-Cola HBC AG (I)	1,512	41,901
Credit Suisse Group AG (I)	9,047	137,507
Givaudan SA	41	78,956
Glencore PLC (I)	16,589	65,169
Kuehne + Nagel International AG	161	24,325
LafargeHolcim, Ltd. (I)	2,323	131,616
Nestle SA	4,571	351,969
Novartis AG	4,348	334,361
Roche Holding AG	1,103	288,423
Roche Holding AG, BR Shares	93	24,337
Schindler Holding AG, Participation Certificates	196	40,029
Schindler Holding AG, Registered Shares	92	18,262
SGS SA	16	35,988
STMicroelectronics NV	1,727	27,927

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       21

	Shares	Value
Switzerland (continued)
Swiss Re AG	2,075	$180,516
Swisscom AG	153	66,706
The Swatch Group AG	139	10,780
The Swatch Group AG, BR Shares	83	33,210
UBS Group AG	5,094	86,994
Wolseley PLC	1,303	82,669
Zurich Insurance Group AG	866	239,587
United Kingdom 16.3%		5,315,810
3i Group PLC	7,301	74,951
Admiral Group PLC	937	24,378
Anglo American PLC (I)	6,187	88,569
Ashtead Group PLC	2,584	54,525
Associated British Foods PLC	367	13,342
AstraZeneca PLC	2,159	129,535
Aviva PLC	15,776	107,051
Babcock International Group PLC	2,658	30,915
BAE Systems PLC	14,934	121,142
Barclays PLC	29,352	80,600
Barratt Developments PLC	4,803	36,009
BP PLC	34,436	197,141
British American Tobacco PLC	3,420	230,744
BT Group PLC	11,001	43,374
Bunzl PLC	1,782	55,516
Burberry Group PLC	2,667	55,690
Centrica PLC	32,846	84,097
CNH Industrial NV	5,092	56,170
Coca-Cola European Partners PLC	630	23,826
Compass Group PLC	3,883	78,268
Diageo PLC	5,096	148,111
Direct Line Insurance Group PLC	5,974	26,989
Experian PLC	6,366	136,635
Fiat Chrysler Automobiles NV (I)	6,573	74,368
GKN PLC	13,347	61,974
GlaxoSmithKline PLC	8,471	169,870
Hargreaves Lansdown PLC	1,320	23,533
HSBC Holdings PLC	32,977	271,556
Imperial Brands PLC	2,089	102,214
InterContinental Hotels Group PLC	548	29,040
International Consolidated Airlines Group SA	8,827	63,998
Intertek Group PLC	685	36,034
ITV PLC	20,540	55,805
J Sainsbury PLC	7,786	27,741
Johnson Matthey PLC	1,524	58,736
Kingfisher PLC	15,215	67,183
Land Securities Group PLC	1,803	25,799

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       22

	Shares	Value
United Kingdom (continued)
Legal & General Group PLC	28,611	$91,095
Lloyds Banking Group PLC	107,157	95,935
London Stock Exchange Group PLC	966	42,279
Marks & Spencer Group PLC	16,221	76,934
Merlin Entertainments PLC (S)	2,093	13,688
National Grid PLC	8,273	107,032
Next PLC	847	47,174
Old Mutual PLC	25,903	65,013
Pearson PLC	4,692	38,789
Persimmon PLC	765	23,060
Prudential PLC	2,289	50,818
Reckitt Benckiser Group PLC	1,323	121,714
RELX NV	2,373	45,880
RELX PLC	2,492	50,488
Rio Tinto PLC	3,629	143,761
Rio Tinto, Ltd.	1,359	61,427
Rolls-Royce Holdings PLC (I)	13,462	141,422
Rolls-Royce Holdings PLC (I)	955,802	1,237
Royal Bank of Scotland Group PLC (I)	5,776	19,833
RSA Insurance Group PLC	4,314	33,264
Schroders PLC	589	24,286
Schroders PLC, Non-Voting Shares	230	6,903
Severn Trent PLC	1,220	36,697
Sky PLC	2,539	32,586
Smith & Nephew PLC	4,256	69,929
Smiths Group PLC	1,652	35,051
SSE PLC	4,455	80,172
St. James's Place PLC	1,717	25,501
Standard Chartered PLC (I)	4,901	45,729
Standard Life PLC	11,058	52,061
Taylor Wimpey PLC	14,014	36,261
Tesco PLC (I)	18,653	44,222
The British Land Company PLC	2,073	17,607
The Sage Group PLC	5,503	47,701
Unilever NV	652	34,183
Unilever PLC	2,552	131,142
United Utilities Group PLC	7,729	97,344
Vodafone Group PLC	52,223	134,485
Whitbread PLC	1,023	53,403
WM Morrison Supermarkets PLC	9,335	28,973
Worldpay Group PLC (S)	4,768	18,506
WPP PLC	1,253	26,796
United States 0.1%		27,377
Carnival PLC	444	27,377

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       23

			Shares	Value
Preferred securities 0.6%				$190,900
(Cost $170,491)
Germany 0.5%				161,240
Bayerische Motoren Werke AG			390	32,056
Henkel AG & Company KGaA			149	20,282
Porsche Automobil Holding SE			423	24,740
Volkswagen AG			531	84,162
Spain 0.1%				29,660
Grifols SA, Class B			1,390	29,660
	Yield (%)		Shares	Value
Short-term investments 0.0%				$1,403
(Cost $1,403)
Money market funds 0.0%				1,403
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.6809(Y	)	1,403	1,403
Total investments (Cost $30,100,348)† 99.3%				$32,371,954
Other assets and liabilities, net 0.7%				$235,456
Total net assets 100.0%				$32,607,410

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
SDR	Swedish Depositary Receipts
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-17.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $30,130,830. Net unrealized appreciation aggregated to $2,241,124, of which $2,549,263 related to appreciated investment securities and $308,139 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       24

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17

Assets
Investments, at value (Cost $30,100,348)	$32,371,954
Foreign currency, at value (Cost $67,604)	68,287
Dividends and interest receivable	156,305
Other receivables and prepaid expenses	38,756
Total assets	32,635,302
Liabilities
Payable for investments purchased	1,237
Payable to affiliates
Accounting and legal services fees	1,576
Investment management fees	117
Other liabilities and accrued expenses	24,962
Total liabilities	27,892
Net assets	$32,607,410
Net assets consist of
Paid-in capital	$30,080,502
Undistributed net investment income	306,167
Accumulated net realized gain (loss) on investments	(52,398)
Net unrealized appreciation (depreciation) on investments	2,273,139
Net assets	$32,607,410

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	$32,607,410
Shares outstanding	1,200,000
Net asset value per share	$27.17

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       25

STATEMENT OF OPERATIONS  For the period ended 4-30-17 1

Investment income
Dividends	$380,825
Interest	73
Less foreign taxes withheld	(34,971)
Total investment income	345,927
Expenses
Investment management fees	44,789
Accounting and legal services fees	1,583
Transfer agent fees	975
Trustees' fees	46
Printing and postage	10,323
Professional fees	27,165
Custodian fees	7,027
Stock exchange listing fees	5,206
Other	1,501
Total expenses	98,615
Less expense reductions	(53,390)
Net expenses	45,225
Net investment income	300,702
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(51,974)
Redemptions in-kind	249,130
197,156
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	2,273,139
2,273,139
Net realized and unrealized gain	2,470,295
Increase in net assets from operations	$2,770,997

1	Period from 12-15-16 (commencement of operations) to 4-30-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       26

STATEMENT OF CHANGES IN NET ASSETS

Period ended 4-30-17[1]
Increase (decrease) in net assets
From operations
Net investment income	$300,702
Net realized gain	197,156
Change in net unrealized appreciation (depreciation)	2,273,139
Increase in net assets resulting from operations	2,770,997
From fund share transactions
Shares issued	32,444,015
Shares repurchased	(2,607,602)
Total from fund share transactions	29,836,413
Total increase	32,607,410
Net assets
Beginning of period	—
End of period	$32,607,410
Undistributed net investment income	$306,167
Share activity
Shares issued	1,300,000
Shares repurchased	(100,000)
End of period	1,200,000

1	Period from 12-15-16 (commencement of operations) to 4-30-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       27

Financial highlights

Period ended	4-30-17[1]
Per share operating performance
Net asset value, beginning of period	$24.54
Net investment income[2]	0.31
Net realized and unrealized gain on investments	2.32
Total from investment operations	2.63
Net asset value, end of period	$27.17
Total return (%)[3]	10.73	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	[5]
Expenses including reductions	0.45	[5]
Net investment income	3.02	[5]
Portfolio turnover (%)[6]	8

1	Period from 12-15-16 (commencement of operations) to 4-30-17.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable period.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       28

Notes to financial statements

Note 1 — Organization

John Hancock Multifactor Developed International ETF (the fund) is a series of John Hancock Exchange-Traded Fund Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Developed International Index. The John Hancock Dimensional Developed International Index is a rules-based index of developed markets outside the U.S. and Canada that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, relative price, and profitability, and are weighted accordingly in favor of smaller, less expensive, more profitable companies.

The fund commenced operations on December 15, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       29

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2017, by major security category or type:

	Total value at 4-30-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$2,400,453	—	$2,400,453	—
Austria	63,881	—	63,881	—
Belgium	449,884	—	449,884	—
Canada	698	—	698	—
Chile	22,106	—	22,106	—
Denmark	583,433	—	583,433	—
Finland	361,000	—	361,000	—
France	3,130,246	—	3,130,246	—
Germany	2,984,744	—	2,984,744	—
Hong Kong	1,165,115	$6,230	1,158,885	—
Ireland	298,916	—	298,916	—
Israel	154,392	32,714	121,678	—
Italy	588,514	20,280	568,234	—
Japan	7,910,696	2,277	7,908,419	—
Jersey, Channel Islands	36,096	—	36,096	—
Jordan	10,976	—	10,976	—
Luxembourg	107,882	—	107,882	—
Macau	39,211	—	39,211	—
Mexico	16,832	—	16,832	—
Netherlands	1,155,219	—	1,155,219	—
New Zealand	42,914	—	42,914	—
Norway	167,450	—	167,450	—
Portugal	43,545	—	43,545	—
Singapore	360,798	—	360,798	—
South Africa	112,603	—	112,603	—
Spain	1,024,579	—	1,024,579	—
Sweden	933,653	—	933,653	—
Switzerland	2,670,628	—	2,670,628	—
United Kingdom	5,315,810	—	5,315,810	—
United States	27,377	—	27,377	—
Preferred securities
Germany	161,240	129,184	32,056	—
Spain	29,660	29,660	—	—
Short-term investments	1,403	1,403	—	—
Total investments in securities	$32,371,954	$221,748	$32,150,206	—

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       30

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the period ended April 30, 2017, the fund had no borrowings under the line of credit. Commitment fees for the period ended April 30, 2017 were $710.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2017, the fund has a short-term capital loss carryforward of $52,039 available to offset future net realized capital gains. This carryforward does not expire.

As of April 30, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

As of April 30, 2017, the components of distributable earnings on a tax basis consisted of $336,290 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind and investments in passive foreign investment companies.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       31

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of 0.450% for all asset levels. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended April 30, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.45% of average annual net assets (on an annualized basis). Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. The expense limitation expires on August 31, 2018, unless renewed by mutual agreement of the fund and the Advisor based on a determination that this is appropriate under the circumstances at that time.

For the period ended April 30, 2017, the expense reductions described above amounted to $53,390.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended April 30, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the period ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Capital share transactions

The fund will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 50,000 shares. Only authorized participants may engage in creation or redemption transactions directly with the fund. Such transactions generally take place when an authorized participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       32

Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the fund. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the fund may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the fund are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the fund or the Advisor owned 82% of shares outstanding on April 30, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, amounted to $2,186,677 and $2,136,075, respectively, for the period ended April 30, 2017. Securities received and delivered from in-kind transactions aggregated $32,275,653 and $2,439,205, respectively, for the period ended April 30, 2017.

Note 7 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       33

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Developed International ETF

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Multifactor Developed International ETF (the "Fund") as of April 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period December 15, 2016 (commencement of operations) through April 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and broker, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       34

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on December 6-8, 2016, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the John Hancock Multifactor Developed International ETF (the New Fund).

This section describes the evaluation by the Board of:

(a)	an advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and
(b)	a subadvisory agreement between the Advisor and Dimensional Fund Advisors LP (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative expense information for a peer group of similar exchange-traded funds and a broader universe of exchange-traded funds, simulated performance information of the New Fund's underlying index (Underlying Index) as compared to applicable benchmarks, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated profitability in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board members at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The Board also considered information regarding the New Fund presented at the September 13-15, 2016 meeting. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and/or its affiliates, including administrative services. The Board members also took into account information with respect to other exchange-traded funds in the Trust and the Subadvisor provided at in-person meetings held over the past year.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust, and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board members' conclusions may have been based in part on its consideration of the advisory and subadvisory arrangements for other Funds in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board considered information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       35

regarding the Advisor's compliance and regulatory history. The Board members also noted that, on a regular basis, they receive and review information from the Funds' Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy and Underlying Index of the New Fund. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers, including the New Fund's distributor.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management of other Funds and the quality of the performance of the Advisor's duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a trustee of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board members considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Funds' affairs and its subadvisory relationships, including those with the Subadvisor, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Funds, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, the New Fund's investment strategy and processes, including the fact that the New Fund will seek performance that closely corresponds to its Underlying Index, which was developed by, and will be maintained, by, the Subadvisor. The Board also considered the simulated performance of the New Fund's Underlying Index as compared to applicable benchmarks.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated fees and expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated net total expenses were below the peer group average and above the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the New

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       36

Fund for a specified period. The Board concluded that the advisory fees to be paid by the New Fund are reasonable in relation to the nature, extent and quality of the services expected to be provided.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	noted that because the New Fund was not yet in existence, no actual revenue, cost or profitability data was available for the Board to review;
(b)	reviewed and considered information presented by the Advisor regarding the advisory fees and advisory spreads prior to distribution, operations and overhead for the New Fund;
(c)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(d)	noted that the subadvisory fee for the New Fund will be paid by Advisor and was negotiated at arm's length;
(e)	noted that the Advisor will also pay the Subadvisor a license fee in connection with the New Fund's use of the Underlying Index; and
(f)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses for a specified period of time, and further considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale and the Board would consider whether additional breakpoints would be appropriate at that time.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services (to other funds in the John Hancock family of funds);
(b)	the simulated performance of the Underlying Index developed by the Subadvisor as compared to applicable benchmarks;
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       37

(c)	the proposed advisory fee and total expense ratio for the New Fund, including any breakpoints, and comparable fee information prepared by an independent third party provider of fund data; and
(d)	information relating to the nature and scope of any material relationships and their significance to the New Fund's Advisor and Subadvisor.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board members received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor, including other exchange-traded funds. In this regard, the Board members considered the Subadvisor's current level of staffing and its overall resources, as well as considered information relating to the Subadvisor's compensation program. The Board members reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board members also considered the Subadvisor's risk assessment and monitoring processes. The Board members noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board members also noted that the Funds' CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board members also took into account the financial condition of the Subadvisor. The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the New Fund will seek performance that closely corresponds to its Underlying Index, which was developed by, and will be maintained, by, the Subadvisor.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund. The Board members also considered information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor will serve as the index provider for the New Fund and for other exchange-traded funds in the complex, as well as arrangements in which the Subadvisor or its affiliates provide advisory, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, including other exchange-traded funds, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's fees and expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund. The Board also considered that the Subadvisor receives additional compensation from the Advisor in connection with its role as index provider for the New Fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       38

Subadvisor performance. The Board considered the New Fund's investment strategy and processes, including the fact that the New Fund will seek performance that closely corresponds to its Underlying Index and that its Underlying Index has been developed by, and will be maintained by, the Subadvisor. The Board also considered simulated performance of the Underlying Index as compared to applicable benchmarks. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds in the complex, including other exchange-traded funds, and the Board is generally satisfied with the Subadvisor's management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided; and
(3)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if and as the New Fund grows.

* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	227
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2015	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2015	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	227

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2015	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2015	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2015	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       42

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2014
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       43

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock Symbol

NYSE Arca: JHMD

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com/etf or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com/etf	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments 601 Congress Street ■ Boston, MA 02210 800-225-5291 ■ jhinvestments.com/etf
This report is for the information of the shareholders of John Hancock Multifactor Developed International ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-2017-05-12-0622	890A 4/17 6/17

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal period ended April 30, 2017 and April 30, 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	April 30, 2017	April 30, 2016
John Hancock Multifactor Consumer Discretionary ETF	$14,000	$14,000
John Hancock Multifactor Financials ETF	14,000	14,000
John Hancock Multifactor Healthcare ETF	14,000	14,000
John Hancock Multifactor Large Cap ETF	14,000	14,000
John Hancock Multifactor Mid Cap ETF	14,000	14,000
John Hancock Multifactor Technology ETF	14,000	14,000
John Hancock Multifactor Materials ETF	14,000	14,000
John Hancock Multifactor Energy ETF	14,000	14,000
John Hancock Multifactor Consumer Staples ETF	14,000	14,000
John Hancock Multifactor Industrials ETF	14,000	14,000
John Hancock Multifactor Utilities ETF	14,000	14,000
John Hancock Developed International ETF	14,000	-
Total	$168,000	$154,000

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	April 30, 2017	April 30, 2016
John Hancock Multifactor Consumer Discretionary ETF	$0	$0
John Hancock Multifactor Financials ETF	0	0
John Hancock Multifactor Healthcare ETF	0	0
John Hancock Multifactor Large Cap ETF	0	3,500
John Hancock Multifactor Mid Cap ETF	0	0
John Hancock Multifactor Technology ETF	0	0
John Hancock Multifactor Materials ETF	0	0
John Hancock Multifactor Energy ETF	0	0
John Hancock Multifactor Consumer Staples ETF	0	0
John Hancock Multifactor Industrials ETF	0	0
John Hancock Multifactor Utilities ETF	0	0
John Hancock Multifactor Developed ETF		-
Total	$0	$3,500

In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 for the fiscal period ended April 30, 2017 and $103,474 for the fiscal period ended April 30, 2016.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal period ended April 30, 2017 and for the fiscal period ended April 30, 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	April 30, 2017	April 30, 2016
John Hancock Multifactor Consumer Discretionary ETF	$1,596	$1,000
John Hancock Multifactor Financials ETF	1,047	1,000
John Hancock Multifactor Healthcare ETF	1,237	1,000
John Hancock Multifactor Large Cap ETF	2,061	1,000
John Hancock Multifactor Mid Cap ETF	2,061	1,000
John Hancock Multifactor Technology ETF	1,047	1,000
John Hancock Multifactor Materials ETF	1,047	1,000
John Hancock Multifactor Energy ETF	1,047	1,000
John Hancock Multifactor Consumer Staples ETF	1,047	1,000
John Hancock Multifactor Industrials ETF	1,167	1,000
John Hancock Multifactor Utilities ETF	1,047	1,000
John Hancock Multifactor Developed International ETF		-
Total	$15,451	$11,000

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal period ended April 30, 2017 and for the fiscal period ended April 30, 2016 amounted to the following:

Fund	April 30, 2017	April 30, 2016
John Hancock Multifactor Consumer Discretionary ETF	$832	$109
John Hancock Multifactor Financials ETF	832	109
John Hancock Multifactor Healthcare ETF	832	109
John Hancock Multifactor Large Cap ETF	832	109
John Hancock Multifactor Mid Cap ETF	832	109
John Hancock Multifactor Technology ETF	832	109
John Hancock Multifactor Materials ETF	832	0
John Hancock Multifactor Energy ETF	832	0
John Hancock Multifactor Consumer Staples ETF	832	0
John Hancock Multifactor Industrials ETF	832	0
John Hancock Multifactor Utilities ETF	832	0
John Hancock Multifactor Developed International ETF	832	-
Total	$9,984	$654

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended April 30, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal period ended April 30, 2017 and April 30, 2016 amounted to the following:

Trust	April 30, 2017	April 30, 2016
John Hancock Exchange-Traded Fund Trust	$6,454,571	$5,754,230

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Exchange-Traded Fund Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 14, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 14, 2017